UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06520

MANAGERS TRUST I

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854
(Address of principal executive offices) (Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: OCTOBER 31

Date of reporting period: NOVEMBER 1, 2006 – OCTOBER 31, 2007

                              (Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

Managers AMG

October 31, 2007

FQ Tax-Managed U.S. Equity Fund

FQ U.S. Equity Fund

FQ Global Alternatives Fund

Managers AMG FQ Funds

FQ Tax-Managed U.S. Equity, FQ U.S. Equity, FQ Global Alternatives

Annual Report—October 31, 2007

Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	3

INVESTMENT MANAGER’S COMMENTS, FUND SNAPSHOTS,
AND SCHEDULES OF PORTFOLIO INVESTMENTS

FQ Tax-Managed U.S. Equity Fund	4

FQ U.S. Equity Fund	9

FQ Global Alternatives Fund	14

FINANCIAL STATEMENTS:

Statements of Assets and Liabilities	16

FQ Tax-Managed U.S. Equity and FQ U.S. Equity
Fund balance sheets, net asset value (NAV) per share computation and cumulative undistributed amounts

Statement of Net Assets	17

FQ Global Alternatives
Portfolio of Investments, Fund balance sheet, net asset value (NAV) per share computation and cumulative undistributed amounts

Statements of Operations	18
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	19
Detail of changes in Fund assets for the past two fiscal years

FINANCIAL HIGHLIGHTS	20
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	25
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	33

TRUSTEES AND OFFICERS	34

ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENTS	35

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of The Managers Funds or Managers AMG Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Fellow Shareholder:

Financial markets have been increasingly unsettled this past year, particularly during the summer months and currently as we write this report. While the economy has continued to grow, a liquidity crisis initiated by spreading weakness in subprime mortgage loans increased uncertainty about its sustainability. Bonds of all credit quality became unusually volatile, and credit spreads, having been extremely slim, widened dramatically, raising the cost of capital for many borrowers. Naturally the equity markets followed suit and became more volatile as the rising cost of capital pressured corporate profitability, penalized leverage, and hindered merger and acquisition activity.

As has been well documented in the financial press, the continued weakness in residential housing prices, combined with gradually rising interest rates, has put severe stress on low credit-quality (subprime) borrowers. Rising defaults pushed several mortgage lenders and leveraged subprime mortgage investors toward bankruptcy and catalyzed a swift and broad flight from various forms of investment risk over the past few months. These revelations began creating serious liquidity problems in the credit markets late in the second quarter and have been the root of uncertainty and market volatility ever since.

A rapid and at times indiscriminate flight from risk created unusual patterns of volatility within the bond market. Credit spreads widened significantly throughout July, as Moody’s and S&P downgraded hundreds of securities, and price moves forced leveraged investors to raise cash any way they could. Since much of the leverage had been funded with short-term debt, the short end of the yield curve bore the brunt of the liquidity crisis. The typically docile commercial paper market seized as demand dried up, and short-term Treasury yields vacillated between 2.9% and 4.9% as investors raced to safety, causing a dislocation in prices. Since then, prices for credits have generally recovered, as the Federal Reserve pumped liquidity into the system and investors have had time to evaluate underlying fundamentals and adjust their portfolios in a more rational manner.

After rallying strongly off of a February trough, the stock market followed the lead of the credit markets by trading sharply down during the liquidity crisis in July, then recovering from late August through October. Here, too, there were interesting anomalies in the indiscriminate flight from risk. Not surprisingly, small-and mid-cap stocks reacted more during the price declines, and underperformed large-cap stocks during the period. Interestingly, however, growth indices, which would normally react poorly to a rise in interest rates or a liquidity squeeze, significantly outperformed value indices during the period. We believe there were two primary reasons for this. One, since value indices had outperformed growth indices for an extended period of time, a typical “reversion to the mean” took place. Two, the quick reduction of leverage from the markets in general forced many quantitatively based hedge fund managers to reverse their trades in a very quick fashion. As it turned out, many of these investors used similar value-biased models to guide their purchase and sale decisions. The result was that the same stocks were being sold off not for investment reasons, but because of liquidity needs. Stocks recovered in late August and throughout October, as a result of an infusion of liquidity by the Federal Reserve, increasing visibility about where the risks were residing, and a much anticipated reduction of the Fed Funds Rate in mid-September.

Within this environment, all three of the Funds represented in this report provided positive returns for the 12-months ended October 31, 2007 (the Funds’ fiscal year end). The Managers AMG FQ U.S. Equity Fund and the Managers AMG FQ Tax-Managed U.S. Equity Fund provided strong gains, exceeded the return of their primary benchmarks, and performed well relative to their peer groups. A detailed review of the performance and positioning of each of the Funds is included within this report.

Lingering credit problems and further revelations of losses from large financial institutions are hindering not only the financial markets, but the economy as well. In our opinion, it appears this will continue for some time, pushing the economy closer to the tipping point of recession. Uncertainty about whether it will tip has driven volatility higher, as the financial markets have traded sharply higher or lower depending upon the news each day. The Federal Reserve has been accommodating, and although we think the risk of recession has increased, we still believe that portions of the U.S. and global economies remain healthy. In sum, we continue to believe that investors should maintain their portfolios with allocations near their long-run targets, rebalance if necessary and take full advantage of opportunities to participate in the growth of the global economy.

One of our foremost goals at Managers Investment Group is to structure and manage mutual funds that will help our shareholders and clients become more successful in reaching their investment goals and objectives. Each of our Funds is geared to provide you with exposure to a specific asset class, combination of

1

Letter to Shareholders (continued)

asset classes, or segment of the market. Investors tend to use our Funds as part of their overall asset allocation in order to structure a well-diversified portfolio intended to meet individual needs. Most of our Funds, like the First Quadrant Funds detailed in this report, are therefore designed to be building blocks.

The following report covers the one-year period ending October 31, 2007. Should you have any questions about this report, or if you’d like to receive a Prospectus and additional information, including fees and expenses, for this or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our website at www.managersinvest.com. As always, please read the Prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in the Managers AMG Funds.

Sincerely,

John H. Streur	Thomas G. Hoffman, CFA
Senior Managing Partner	Executive Vice President
Managers Investment Group LLC	Chief Investment Officer
Managers Investment Group LLC

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table to the right provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table to the right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended October 31, 2007	Expense Ratio for the Period	Beginning Account Value 5/1/2007	Ending Account Value 10/31/2007	Expenses Paid During the Period*
FQ Tax-Managed U.S. Equity Fund
Class A Shares
Based on Actual Fund Return	1.24%	$1,000	$1,040	$6.38
Hypothetical (5% return before expenses)	1.24%	$1,000	$1,019	$6.31
Class C Shares
Based on Actual Fund Return	1.99%	$1,000	$1,035	$10.21
Hypothetical (5% return before expenses)	1.99%	$1,000	$1,015	$10.11
Institutional Class Shares
Based on Actual Fund Return	0.99%	$1,000	$1,040	$5.09
Hypothetical (5% return before expenses)	0.99%	$1,000	$1,020	$5.04
FQ U.S. Equity Fund
Class A Shares
Based on Actual Fund Return	1.04%	$1,000	$1,029	$5.32
Hypothetical (5% return before expenses)	1.04%	$1,000	$1,020	$5.30
Class C Shares
Based on Actual Fund Return	1.79%	$1,000	$1,025	$9.14
Hypothetical (5% return before expenses)	1.79%	$1,000	$1,016	$9.10
Institutional Class Shares
Based on Actual Fund Return	0.79%	$1,000	$1,030	$4.04
Hypothetical (5% return before expenses)	0.79%	$1,000	$1,021	$4.02
FQ Global Alternatives Fund
Class A Shares
Based on Actual Fund Return	2.50%	$1,000	$975	$12.45
Hypothetical (5% return before expenses)	2.50%	$1,000	$1,013	$12.68
Class C Shares
Based on Actual Fund Return	3.25%	$1,000	$970	$16.14
Hypothetical (5% return before expenses)	3.25%	$1,000	$1,009	$16.46

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

FQ Tax-Managed U.S. Equity Fund

Portfolio Manager’s Comments

The fiscal year ending October 31, 2007 was another very solid year. The Fund returned 20.68% on a pre-tax basis, while the benchmark Russell 3000® Index returned 14.53%. Please refer to the table on page 5 for returns for various classes of shares and for after-tax returns. It was another good twelve months for the market, with a significant portion of the gains occurring in the early half of 2007.

The past year continued to feature a market environment characterized by relatively strong corporate profit growth despite the overhang of the subprime mess in the mortgage markets and the subsequent credit crunch. From a style perspective, the tide finally began to turn over the past year with growth stocks handily beating their value counterparts after a long period of underperformance. Meanwhile, larger capitalization securities began to outperform their smaller capitalization counterparts, especially later in the fiscal year, as investors perceived more value in these holdings amidst the recent economic turmoil.

The Fund handily outperformed the market over this time period. The most significant driver of performance was very strong stock selection across a number of different sectors while portfolio positioning yielded relatively neutral results. From a stock selection perspective, strong performance was achieved in the consumer (both discretionary and staples), energy, materials, and utilities sectors during the past year. The top contributors to Fund performance exhibit the breadth of strong stock selection with significant results from holdings such as Tesoro (Energy, 91%), Apple (Information Technology, 58%), Kinetic Concepts Inc. (Health Care, 53%), Mirant (Utilities, 43%), and Phelps Dodge Corporation (Materials, 30%).

On a positioning basis, the move towards large capitalization stocks in the Fund was beneficial through the course of the year as was the shift away from value stocks to those stocks with more of a growth orientation. The solid performance generated by that positioning was tempered by weak relative sector positioning versus the index which included an underweight to the outperforming energy sector and an overweight to the underperforming consumer discretionary sector.

On the tax management side we continue to operate with a tax loss carry forward, and, once again, will not be delivering a capital gain distribution to our fellow shareholders for 2007. In fact we have never delivered a capital gain distribution over the entire history of the Fund, while significantly outperforming the market.

We remain worried about several things in the market. One is that the recent interest rate cuts run the risk of igniting inflationary pressure in the economy as a whole. The second is that the euphoria of the market reaction to the cuts poses its own risk. We recognize that rate cuts, particularly those that are larger than expected, have generally been a positive signal for the stock market, but rate cuts are also not a panacea. The rate cuts themselves do not solve the problems of the housing crisis, subprime crisis, and slowing economic growth. Those remain real problems facing the economy and the stock market. Given that, we continue to move toward larger capitalization stocks, in recognition of both the risks to the economy and recognizing that the larger capitalization stocks will benefit the most from the falling dollar, given their export focus. We are adding positions, and keeping positions, that serve as potential inflation hedges – commodity producers and suppliers in particular. We continue to worry about the subprime and housing crisis and continue to avoid the homebuilding and banking stocks. Although we have grown more cautious and more cognizant of the risks in the market, we remain optimistic that the market will continue to generate a solid return for investors going forward.

Cumulative Total Return Performance

Managers AMG FQ Tax-Managed U.S. Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 3000® Index is composed of the 3000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market. Unlike the Fund, the Russell 3000® Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Institutional Class Shares of the Fund on December 18, 2000 (commencement of operations) to a $10,000 investment made in the Russell 3000® Index for the same time periods. Performance for periods longer than one year is annualized. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

4

FQ Tax-Managed U.S. Equity Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

The table below shows the average annualized total returns for the Managers AMG FQ Tax- Managed U.S. Equity Fund and the Russell 3000® Index since inception through October 31, 2007.

Average Annual Total Returns	One Year	Five Years	Since Inception	Inception Date
Managers AMG FQ Tax- Managed U.S. Equity Fund 1
No Load Before Tax:
Institutional Class	20.68%	17.35%	8.24%	12/18/00
Class A*	20.42%		16.35%	03/01/06
Class C*	19.45%		15.39%	03/01/06
Russell 3000® Index	14.53%	14.83%
No Load After Tax on Distributions[2]
Institutional Class	20.65%	17.14%	8.10%	12/18/00
Class A*	20.42%		16.35%	03/01/06
Class C*	19.45%		15.39%	03/01/06
No Load After Tax on Distributions & sale of shares[2]
Institutional Class	13.44%	15.18%	7.11%	12/18/00
Class A*	13.27%		14.00%	03/01/06
Class C*	12.64%		13.17%	03/01/06
With Load Before Tax:
Class A*	13.48%		12.31%	03/01/06
Class C*	18.45%		15.39%	03/01/06
With Load After Tax on Distributions[2]
Class A*	13.48%		12.31%	03/01/06
Class C*	18.45%		15.39%	03/01/06
With Load After Tax on Distributions & sale of shares[2]
Class A*	8.76%		10.52%	03/01/06
Class C*	11.99%		13.17%	03/01/06

*	Class A and Class C shares commenced operations on March 1, 2006.

[1]	Performance based on published NAV as of October 31, 2007.

[2]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For performance information through the most recent month end please call (800) 835-3879 or visit our website at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call 800.835.3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

The Russell 3000® Index is a trademark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. An investment cannot be made directly into an Index.

5

FQ Tax-Managed U.S. Equity Fund

Fund Snapshots

October 31, 2007

Portfolio Breakdown

Industry	FQ Tax-Managed U.S. Equity Fund**	Russell 3000® Index
Information
Technology	16.0%	16.8%
Consumer
Discretionary	14.8%	10.3%
Health Care	14.1%	11.6%
Consumer Staples	11.5%	8.4%
Energy	10.6%	11.0%
Industrials	9.8%	12.0%
Financials	8.8%	18.9%
Telecommunication
Services	7.2%	3.4%
Utilities	4.2%	3.7%
Materials	1.9%	3.9%
Other Assets and
Liabilities	1.1%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Cisco Systems, Inc.	4.2%
Humana, Inc.	3.4
Tesoro Corp.*	3.4
Goldman Sachs Group, Inc.*	3.3
General Electric Co.	3.3
Frontline, Ltd.	3.1
Apple, Inc.	2.9
Microsoft Corp.	2.9
Aetna, Inc.	2.9
Loews Corp.	2.7

Top Ten as a Group	32.1%

*	Top Ten Holding at April 30, 2007

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

6

FQ Tax-Managed U.S. Equity Fund

Schedule of Portfolio Investments

October 31, 2007

	Shares		Value
Common Stocks - 98.9%
Consumer Discretionary - 14.8%
1-800-FLOWERS.COM, Inc.*	76,300		$914,837
AutoZone, Inc.*	7,600		945,516
EchoStar Communications Corp.*	68,000		3,329,280
Expedia, Inc.*	75,600	[2]	2,469,096
J.C. Penney Co., Inc.	38,600		2,170,864
Las Vegas Sands Corp.*	15,200	[2]	2,022,816
Playboy Enterprises, Inc.	27,400		306,880
Service Corp. International	63,000		911,610
Shaw Communications, Inc.	58,880		1,643,930
Target Corp.	47,200		2,896,192
Walt Disney Co., The	34,000		1,177,420
Wynn Resorts Ltd.*	1,600	[2]	258,288
Total Consumer Discretionary			19,046,729
Consumer Staples - 11.5%
Archer-Daniels-Midland Co.	85,000		3,041,300
Energizer Holdings, Inc.*	21,000	[2]	2,190,300
Hormel Foods Corp.	5,000	[2]	182,400
Kellogg Co.	18,400	[2]	971,336
Kroger Co.	112,800		3,315,192
Loews Corp. - Carolina Group	40,200		3,448,356
Pantry, Inc., The*	3,400		95,268
PepsiAmericas, Inc.	6,000	[2]	214,320
Seaboard Corp.	300		489,600
Smithfield Foods, Inc.*	29,000		831,430
Total Consumer Staples			14,779,502
Energy - 10.6%
Callon Petroleum Co.	21,400		312,012
ConocoPhillips	29,200		2,480,832
Exxon Mobil Corp.	20,600		1,894,994
Frontline, Ltd.	89,000	[2]	4,040,600
Pioneer Drilling Co.*	6,000		73,080
Seacor Holdings, Inc.*	1,000	[2]	91,650
Tesoro Corp.	72,200	[2]	4,370,266
Valero Energy Corp.	6,200		436,666
Total Energy			13,700,100
Financials - 8.8%
Bank of America Corp.	5,000		241,400
Center Financial Corp.	5,600		71,624
Chubb Corp., The	11,200		597,520
CIT Group, Inc.	4,000	[2]	140,960
Community Bancorp	3,200	[2]	64,864
Fannie Mae Co.	48,200		2,749,328
Goldman Sachs Group, Inc.	17,400	[2]	4,313,808
JPMorgan Chase & Co.	2,400		112,800
Lehman Brothers Holdings, Inc.	5,800	[2]	367,372
Loews Corp.	4,000		196,360
National City Corp.	14,074		341,294
PFF Bancorp, Inc.	3,800	[2]	40,470
PNC Financial Services Group, Inc., The	5,400		389,664
Safeco Corp.	18,000		1,042,200
Security Bank Corp.	9,000		93,780
Southwest Bancorp, Inc.	7,000		132,510
Transatlantic Holdings, Inc.	1,200		89,436
Wachovia Corp.	7,894		360,993
Total Financials			11,346,383
Health Care - 14.1%
Aetna, Inc.	65,600		3,684,752
Allergan, Inc.	4,600		310,868
AmerisourceBergen Corp.	57,200		2,694,692
Amgen, Inc.*	25,200		1,464,372
CIGNA Corp.	8,400		440,916
Cubist Pharmaceuticals, Inc.*	4,400		102,960
Forest Laboratories, Inc.*	14,800		578,236
Gilead Sciences, Inc.*	2,400		110,856
Henry Schein, Inc.	7,600		455,240
Humana, Inc.*	58,400		4,377,080
Kinetic Concepts, Inc.*	36,000		2,163,600
PharMerica Corp.*	4,769		76,066
Sepracor, Inc.*	36,000		991,440
Thermo Fisher Scientific, Inc.*	3,200		188,192
WellPoint, Inc.*	7,000		554,610
Total Health Care			18,193,880
Industrials - 9.8%
Cummins, Inc.	3,400		407,864
Delta Air Lines, Inc.	61,400	[2]	1,277,120
Dun & Bradstreet Corp., The	31,800		3,079,830
FedEx Corp.	4,700	[2]	485,698
General Electric Co.	103,600		4,264,176
Lockheed Martin Corp.	8,000		880,320
Parker Hannifin Corp.	27,000		2,169,990
Total Industrials			12,564,998
Information Technology - 16.0%
Apple, Inc.*	19,800		3,761,010
Cisco Systems, Inc.*	164,100		5,425,145
Dell, Inc.*	16,000		489,600
Google, Inc.*	2,000		1,414,000
Hewlett-Packard Co.	19,200	[2]	992,256
iMergent, Inc.	38,200		921,384

The accompanying notes are an integral part of these financial statements.

7

FQ Tax-Managed U.S. Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Information Technology - 16.0% (continued)
International Business Machines Corp.	10,200		$1,184,424
Microsoft Corp.	100,400		3,695,724
NCR Corp.*	23,600		651,124
Oracle Corp.*	32,600		722,742
RF Micro Devices, Inc.*	112,200	[2]	697,884
Teradata Corp.	23,600	[2]	673,308
Total Information Technology			20,628,601
Materials - 1.9%
Freeport-McMoRan Copper & Gold, Inc.	11,800		1,388,624
Reliance Steel & Aluminum Co.	18,600		1,085,310
Total Materials			2,473,934
Telecommunication Services - 7.2%
AT&T, Inc.	65,800		2,749,782
Centennial Communications Corp.*	167,200		1,712,128
CenturyTel, Inc.	47,400	[2]	2,087,970
Qwest Communications International, Inc.*	376,600	[2]	2,703,988
Total Telecommunication Services			9,253,868
Utilities - 4.2%
AES Corp., The*	25,800		552,378
Energen Corp.	25,600		1,638,400
Mirant Corp.*	42,300		1,791,828
NRG Energy, Inc.*	30,400	[2]	1,388,064
Total Utilities			5,370,670
Total Common Stocks (cost $100,811,992)			127,358,665
Other Investment Companies - 26.3%[1]
Bank of New York Institutional Cash Reserves Fund, 5.09%[3]	26,777,326		26,777,326
Dreyfus Cash Management Fund, Institutional Class Shares, 4.94%	7,118,085		7,118,085
Total Other Investment Companies (cost $33,895,411)			33,895,411
Total Investments - 125.2% (cost $134,707,403)			161,254,076
Other Assets, less Liabilities - (25.2)%			(32,451,432)
Net Assets - 100.0%			$128,802,644

Note: Based on the cost of investments of $134,706,178 for Federal income tax purposes at October 31, 2007, the aggregate gross unrealized appreciation and depreciation were $27,123,289 and $575,391, respectively, resulting in net unrealized appreciation of investments of $26,547,898.

*	Non-income-producing securities.

[1]	Yield shown for an investment company represents the October 31, 2007, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares, amounting to a market value of $26,487,281, or 20.6% of net assets, were out on loan to various brokers.

[3]	Collateral received from brokers for securities lending was invested in this short-term investment.

The accompanying notes are an integral part of these financial statements.

8

FQ U.S. Equity Fund

Portfolio Manager’s Comments

The fiscal year ending October 31, 2007 was a good year. The Fund returned 16.54% while the benchmark Russell 3000® Index returned 14.53%. Please refer to the table on page 10 for returns for various classes of shares. It was another good twelve months for the market, with a significant portion of the gains occurring in the early half of 2007.

The past year continued to feature a market environment characterized by relatively strong corporate profit growth despite the overhang of the subprime mess in the mortgage markets and the subsequent credit crunch. From a style perspective, the tide finally began to turn over the past year with growth stocks handily beating their value counterparts after a long period of underperformance. Meanwhile, larger capitalization securities began to outperform their smaller capitalization counterparts, especially later in the fiscal year, as investors perceived more value in these holdings amidst the recent economic turmoil.

The Fund nicely outperformed the market over this time period. The most significant driver of performance was strong stock selection, a good portion of which was concentrated in the consumer discretionary and utilities sectors. The top performing stock in the Fund for the year was a new holding of Apple which continued its impressive multi-year performance by returning 77% during the last twelve months. Other big contributors, particularly towards the end of the fiscal year, include holdings of Vegas Sands and Wynn Resorts, two Las Vegas casino owners that have benefitted from recent forays into Asia via casinos in Macau. Vegas Sands and Wynn Resorts are also new portfolio holdings and each returned 71% during this period.

On a positioning basis, the move towards large capitalization stocks in the Fund was beneficial throughout the course of the year as was the shift away from value stocks to those stocks with more of a growth orientation. The solid performance generated by that positioning was also aided by strong sector positioning relative to the benchmark Russell 3000® Index. More specifically, overweights to the outperforming information technology and telecommunication sectors were the main drivers of this successful positioning.

We remain worried about several things in the market. One is that the recent interest rate cuts run the risk of igniting inflationary pressure in the economy as a whole. The second is that the euphoria of the market reaction to the cuts poses its own risk. We recognize that rate cuts, particularly those that are larger than expected, have generally been a positive signal for the stock market, but rate cuts are also not a panacea. The rate cuts themselves do not solve the problems of the housing crisis, subprime crisis, and slowing economic growth. Those remain real problems facing the economy and the stock market. Given that, we continue to move toward larger capitalization stocks, in recognition of both the risks to the economy and recognizing that the larger capitalization stocks will benefit the most from the falling dollar, given their export focus. We are adding positions, and keeping positions, that serve as potential inflation hedges – commodity producers and suppliers in particular. We continue to worry about the subprime and housing crisis and continue to avoid the homebuilding and banking stocks. Although we have grown more cautious and more cognizant of the risks in the market, we remain optimistic that the market will continue to generate a solid return for investors going forward.

Cumulative Total Return Performance

Managers AMG FQ U.S. Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 3000® Index is composed of the 3000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market. Unlike the Fund, the Russell 3000® Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Institutional Class Shares of the Fund on October 31, 1997 to a $10,000 investment made in the Russell 3000® Index for the same time periods. Performance for periods longer than one year is annualized. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

9

FQ U.S. Equity Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

The table below shows the average annualized total returns for the Managers AMG FQ U.S. Equity Fund and the Russell 3000® Index since October 31, 1997 through October 31, 2007.

Average Annual Total Returns	One Year	Five Years	Ten Years	Since Inception	Inception Date
Managers AMG FQ U.S. Equity Fund
No Load:
Institutional Class	16.54%	15.84%	6.27%	10.14%	08/14/92
Class A*	16.28%			15.88%	03/01/06
Class C*	15.35%			15.18%	03/01/06
Russell 3000® Index	14.53%	14.83%	7.39%
With Load:
Class A*	9.57%			11.82%	03/01/06
Class C*	14.35%			15.18%	03/01/06

*	Class A and Class C shares commenced operations on March 1, 2006.

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our website at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call 800.835.3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

The Russell 3000® Index is a trademark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. An investment cannot be made directly into an Index.

10

FQ U.S. Equity Fund

Fund Snapshots

October 31, 2007

Portfolio Breakdown

Industry	FQ U.S. Equity**	Russell 3000® Index	S&P 500 Index
Information Technology	21.7%	16.8%	17.0%
Health Care	15.0%	11.6%	11.7%
Financials	14.4%	18.9%	19.3%
Consumer Discretionary	11.3%	10.3%	9.0%
Consumer Staples	9.6%	8.4%	9.5%
Energy	8.2%	11.0%	11.8%
Industrials	7.3%	12.0%	11.4%
Utilities	4.0%	3.7%	3.4%
Materials	4.0%	3.9%	3.3%
Telecommunication Services	3.4%	3.4%	3.6%
Other Assets and Liabilities	1.1%	0.0%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Microsoft Corp.	4.0%
Apple, Inc.	3.8%
Cisco Systems, Inc.	3.2%
Kroger Co.*	3.2%
Bank of America Corp.*	3.1%
JPMorgan Chase & Co.	2.9%
ConocoPhillips	2.8%
Amgen, Inc.*	2.8%
Northrop Grumman Corp.	2.7%
Archer-Daniels-Midland Co.	2.1%

Top Ten as a Group	30.6%

*	Top Ten Holding at April 30, 2007

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

11

FQ U.S. Equity Fund

Schedule of Portfolio Investments

October 31, 2007

	Shares		Value
Common Stocks - 98.9%
Consumer Discretionary - 11.3%
1-800-FLOWERS.COM, Inc.*	25,000		$299,750
Amazon.com, Inc.*	800	[2]	71,320
American Eagles Outfitters, Inc.	3,400		80,852
Big Lots, Inc.*	8,800		211,024
Borders Group, Inc.	37,800	[2]	582,876
Coach, Inc.*	22,000		804,320
Expedia, Inc.*	52,200	[2]	1,704,852
Great Wolf Resorts, Inc.*	17,800		232,468
Guess?, Inc.	1,800	[2]	92,502
Harrah’s Entertainment, Inc.	2,000		176,500
Idearc, Inc.	28,955		781,206
J.C. Penney Co., Inc.	4,800		269,952
Las Vegas Sands Corp.*	15,200	[2]	2,022,816
Liberty Global, Inc.*	26,000	[2]	1,020,500
Overstock.com, Inc.*	11,200		438,256
Station Casinos, Inc.	2,100		188,580
Washington Post Co., The	200		169,800
Whirlpool Corp.	16,400	[2]	1,298,552
Wynn Resorts Ltd.*	5,200	[2]	839,436
XM Satellite Radio Holdings, Inc.*	60,000	[2]	796,800
Total Consumer Discretionary			12,082,362
Consumer Staples - 9.6%
Altria Group, Inc.	14,600		1,064,778
Anheuser-Busch Companies, Inc.	13,100		671,768
Archer-Daniels-Midland Co.	63,600		2,275,608
Del Monte Foods Co.	15,400		159,236
Kroger Co.	115,200	[2]	3,385,728
Loews Corp. - Carolina Group	20,000		1,715,600
Reynolds American, Inc.	1,200	[2]	77,316
Rite Aid Corp.*	231,000	[2]	903,210
Total Consumer Staples			10,253,244
Energy - 8.2%
Bronco Drilling Co., Inc.	7,800		106,080
Callon Petroleum Co.	9,000		131,220
ConocoPhillips	35,800		3,041,568
EL Paso Corp.	25,600		452,096
Grey Wolf, Inc.*	95,400	[2]	537,102
Helmerich & Payne, Inc.	10,800	[2]	341,496
Marathon Oil Corp.	5,600		331,128
Patterson-UTI Energy, Inc.	11,400	[2]	227,316
Pioneer Drilling Co.*	18,800		228,984
Tesoro Corp.	30,800	[2]	1,864,324
Transocean, Inc.	4,200	[2]	501,354
VAALCO Energy, Inc.*	58,400	[2]	296,672
Valero Energy Corp.	9,600		676,128
Total Energy			8,735,468
Financials - 14.4%
Axis Capital Holdings Ltd.	25,600		1,017,344
Bank of America Corp.	69,001		3,331,368
Bear, Stearns & Co., Inc.	4,300	[2]	488,480
Capital One Financial Corp.	10,000	[2]	655,900
Central Pacific Financial Corp.	4,000		89,720
Chubb Corp., The	17,400		928,290
Corus Bankshares, Inc.	20,000		220,400
Discover Financial Services	5,000		96,500
Goldman Sachs Group, Inc.	5,800	[2]	1,437,936
JPMorgan Chase & Co.	65,800		3,092,600
Merrill Lynch & Co., Inc.	3,000	[2]	198,060
Safeco Corp.	20,000	[2]	1,158,000
Travelers Companies, Inc., The	39,400		2,057,074
Wachovia Corp.	4,400		201,212
Washington Mutual, Inc.	5,800	[2]	161,704
XL Capital Ltd.	4,600		330,970
Total Financials			15,465,558
Health Care - 15.0%
Abbott Laboratories	8,400		458,808
Aetna, Inc.	27,000		1,516,590
Allergan, Inc.	14,400		973,152
AmerisourceBergen Corp.	9,000		423,990
Amgen, Inc.*	52,000		3,021,720
AmSurg Corp.*	6,400		169,280
Applera Corp.	3,600		133,704
CIGNA Corp.	2,800		146,972
Forest Laboratories, Inc.*	23,400		914,238
Gilead Sciences, Inc.*	3,000	[2]	138,570
Humana, Inc.*	2,800		209,860
Johnson & Johnson	21,600		1,407,672
Kinetic Concepts, Inc.*	7,400		444,740
Medtronic, Inc.	41,600		1,973,504
Merck & Co., Inc.	29,800		1,736,148
OSI Pharmaceuticals, Inc.*	15,800	[2]	656,806
RehabCare Group, Inc.*	5,600		116,144
Sierra Health Services, Inc.*	16,200		685,260
Tenet Healthcare Corp.*	50,000	[2]	175,500
Thermo Fisher Scientific, Inc.*	12,000		705,720
WellCare Health Plans, Inc.*	2,000	[2]	48,380
Total Health Care			16,056,758

The accompanying notes are an integral part of these financial statements.

12

FQ U.S. Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Industrials - 7.3%
Cummins, Inc.	800		$95,968
Encore Wire Corp.	8,000		168,000
General Electric Co.	31,100		1,280,076
W.W. Grainger, Inc.	1,800		161,856
L-3 Communications Holdings, Inc.	1,200	[2]	131,568
Lockheed Martin Corp.	17,800		1,958,712
Northrop Grumman Corp.	35,000		2,926,700
On Assignment, Inc.*	11,800		98,412
PACCAR, Inc.	13,350	[2]	741,726
Parker Hannifin Corp.	1,500		120,555
Tredegar Corp.	6,400		111,488
Total Industrials			7,795,061
Information Technology - 21.7%
Accenture Ltd.	53,600	[2]	2,093,080
Adobe Systems, Inc.*	9,600		459,840
Advanced Micro Devices, Inc.*	27,800	[2]	363,624
Apple, Inc.*	21,500		4,083,925
Applied Materials, Inc.	48,000		932,160
Automatic Data Processing, Inc.	4,800		237,888
Cisco Systems, Inc.*	105,200		3,477,912
Credence Systems Corp.*	26,400		80,520
Dell, Inc.*	4,800		146,880
eBay, Inc.*	2,600		93,860
EMC Corp.*	22,400		568,736
Google, Inc.*	2,600		1,838,200
International Business Machines Corp.	9,400		1,091,528
MasterCard, Inc.	1,800	[2]	341,190
Microsoft Corp.	116,800		4,299,408
NCR Corp.*	5,000		137,950
Oracle Corp.*	34,600		767,082
Paychex, Inc.	10,800	[2]	451,224
QUALCOMM, Inc.	4,000		170,920
RF Micro Devices, Inc.*	21,000		130,620
Safeguard Scientifics, Inc.*	53,800		126,430
Salesforce.com, Inc.*	5,200	[2]	293,124
Teradata Corp.	5,000	[2]	142,650
Teradyne, Inc.*	55,000		678,700
Xerox Corp.*	13,400		233,696
Total Information Technology			23,241,147
Materials - 4.0%
Ecolab, Inc.	22,400	[2]	1,056,608
Monsanto Co.	13,600	[2]	1,327,768
Southern Copper Corp.	13,400	[2]	1,871,980
Total Materials			4,256,356
Telecommunication Services - 3.4%
AT&T, Inc.	24,800		1,036,392
CenturyTel, Inc.	22,400	[2]	986,720
Qwest Communications International, Inc.*	227,800	[2]	1,635,604
Total Telecommunication Services			3,658,716
Utilities - 4.0%
AES Corp., The*	18,600		398,226
American Electric Power Co., Inc.	23,000	[2]	1,108,830
CenterPoint Energy, Inc.	27,600	[2]	462,576
CMS Energy Corp.	10,000	[2]	169,700
Dynegy, Inc.*	49,242	[2]	453,519
ONEOK, Inc.	4,000		199,760
Pepco Holdings, Inc.	22,800	[2]	649,572
Sempra Energy	14,200	[2]	873,442
Total Utilities			4,315,625
Total Common Stocks (cost $94,912,411)			105,860,295
Other Investment Companies - 26.0%[1]
Bank of New York Institutional Cash Reserves Fund, 5.09%[3]	26,608,254		26,608,254
Dreyfus Cash Management Fund, Institutional Class Shares, 4.94%	1,170,163		1,170,163
Total Other Investment Companies (cost $27,778,417)			27,778,417
Total Investments - 124.9% (cost $122,690,828)			133,638,712
Other Assets, less Liabilities - (24.9)%			(26,625,028)
Net Assets - 100.0%			$107,013,684

Note: Based on the cost of investments of $122,690,828 for Federal income tax purposes at October 31, 2007, the aggregate gross unrealized appreciation and depreciation were $13,971,073 and $3,023,189, respectively, resulting in net unrealized appreciation of investments of $10,947,884.

*	Non-income-producing securities.

[1]	Yield shown for an investment company represents the October 31, 2007, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares, amounting to a market value of $26,229,500 or 24.5% of net assets, were out on loan to various brokers.

[3]	Collateral received from brokers for securities lending was invested in this short-term investment.

The accompanying notes are an integral part of these financial statements.

13

FQ Global Alternatives Fund

Portfolio Manager’s Comments

The Managers AMG FQ Global Alternatives Fund delivered positive absolute returns for the past fiscal year but modestly under-performed its benchmark, the 30-Day T-Bill, during this time. The Fund returned 4.02% while the benchmark returned 4.80%. Please refer to the table on page 15 for returns for various classes of shares. It was another good twelve months for the global equity and global fixed income markets with global equities leading the surge amidst increased volatility, particularly towards the latter half of 2007.

The strong market performance over the last year was achieved despite increasing social and economic woes in the global economy ranging from war in the Middle East, a stagnant housing market in the U.S., the credit debacle caused by subprime lending, and alarming negative market movements in February and July/August. The resiliency of the global economy has been a little bit perplexing considering all of these issues. Risk has returned in force and, with it, opportunity, as shown by the increasing disparity of relative returns across both stock and bond markets.

The Fund modestly underperformed the benchmark during the past year but did add positive absolute performance. The most successful positioning during the fiscal year was within the asset class strategy, particularly during the third quarter of 2007 when a number of factors turned bearish for global equities and the Fund took a relatively large short position in global equities relative to global bonds. This had a very strong positive impact on performance during the early to mid stages of the third quarter and the strategy eased towards a neutral position by the end of that quarter as global equities rallied. Earlier in the fiscal year, the largest allocation of risk in the Fund was directed towards the currency strategy as relative valuation (purchasing power parity) indicated a number of currencies were significantly over or undervalued. This strategy in general, and the purchasing power parity specifically, were not particularly successful although we remain confident in the long term efficacy of this strategy and factor. The equity and bond country selection factors had mixed results throughout the course of the past year marginally contributing to the positive performance of the Fund.

Asset class positioning has essentially neutralized, especially from several months ago, as the stronger drivers of relative performance have unwound. For global stocks, the bearish cost of capital factor has disappeared, as falling interest rates tend to have a sustained impact. In addition, the relative return reversal strategy has similarly defused. For global bonds, a mildly bearish wealth effect strategy offsets a mildly bullish bond yield momentum indicator.

Currency positions have continued to feel an increasing impact from the fixed income flow strategies, due to the continued fluctuations in bond and cash yields. The Japanese yen remains the strongest long position, well ahead of the New Zealand dollar. The Australian and Canadian dollars are the strongest short positions, with Australia surpassing Canada as a result of reduced bearishness in the Canadian dollar with fixed income flow pressures diffusing and increased bearishness in the Australian dollar due to prospective bond flow and relative valuation pressures. Other notable changes include a bearish move away from neutral for the UK pound, a reduction of the short U.S. dollar position, and a bullish shift away from neutral for the New Zealand dollar.

The positioning in the stock country selection strategy remains well-diversified via a broad set of long and short positions. Stock country selection allocations include strong U.S., Japanese, and Swiss long positions, and strong short positions in Canada, Spain, and Australia. The factors that contribute to current positioning in the stock selection strategy are quite diverse.

The opportunity in the bond market selection strategy has expanded recently. Japan, Canada, and the U.S. comprise the long positions while the UK and the EMU are the major positions on the short side. While substantial opportunity has been created by recent interest rate movements, currency movements and macroeconomics have also played a notable role. A tightening in the money supply has contributed toward the decision to short bonds in Australia. Overall, the higher cross-sectional volatility experienced in the global capital markets gives the Fund increasing opportunities across the four major strategies used by the Fund.

Cumulative Total Return Performance

Managers AMG FQ Global Alternatives Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Citigroup 1-Month U.S. Treasury Bill Index (“1-Month Treasury Index”) measures returns of 1-month treasury bills. Unlike the Fund, the 1-Month Treasury Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Class A shares (with load) of the Fund on March 30, 2006 (commencement of operations), to a $10,000 investment made in the 1-Month Treasury Index for the same time period. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Total returns for the Fund would have been lower had certain expenses not been reduced.

14

FQ Global Alternatives Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

The table below shows the average annualized total returns for the Managers AMG FQ Global Alternatives Fund and the Citigroup 1-Month U.S. Treasury Bill Index since inception through October 31, 2007.

Average Total Returns	One Year	Since Inception	Inception Date
Managers AMG FQ Global Alternatives Equity Fund* [1,2,3,4,5]
No Load:
Class A	4.02%	0.76%	3/30/06
Class C	3.20%	0.00%	3/30/06
Citigroup 1-Month U.S. Treasury Bill Index 1	4.80%	4.80%	3/31/06
With Load:
Class A	(1.93)%	(2.92)%	3/30/06
Class C	2.20%	0.00%	3/30/06

*	Commencement of operations was March 30, 2006.

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our website at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call 800.835.3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA

[1]	Performance for the Citigroup 1-Month U.S. Treasury Bill Index reflects an inception date of March 31, 2006.

[2]	Performance based on published NAV as of October 31, 2007.

[3]

Fixed-income funds are subject to the risks associated with investments in debt securities, such as default risk, fluctuations in debtor’s perceived ability to pay its creditors, and changing interest rate risk. An increase in interest rates typically cause the value of bonds and other fixed-income securities to fall.

[4]

The Fund may use derivative instruments for hedging purposes or as part of its investment strategy. There is a risk that a derivative intended as a hedge may not perform as expected. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative or that the counterparty may fail to honor its contract terms, causing a loss for the Fund. Use of these instruments may also involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, and the risk that a fund could not close out a position when it would be most advantageous to do so.

[5]

Investments in foreign securities and currency instruments are subject to additional risks such as erratic market conditions, economic and political instability, and currency exchange rate fluctuations.

15

Managers AMG FQ Funds

Statements of Assets and Liabilities

October 31, 2007

	FQ Tax-Managed U.S. Equity	FQ U.S. Equity
Assets:
Investments at value (including securities on loan valued at $26,487,281 and $26,229,500, respectively)*	$161,254,076	$133,638,712
Cash	45,700	26,622
Receivable for Fund shares sold	243,601	14,262
Dividends and other receivables	96,056	82,531
Receivable for variation margin on futures	—	14,175
Prepaid expenses	19,584	17,135

Total assets	161,659,017	133,793,437

Liabilities:
Payable upon return of securities loaned	26,777,326	26,608,254
Payable for Fund shares repurchased	106,518	48,058
Payable for investments purchased	5,817,062	—
Accrued expenses:
Investment advisory and management fees	78,450	31,571
Administrative fees	—	22,559
Distribution fees	10,666	6,572
Professional fees	35,674	37,037
Other	30,677	25,702

Total liabilities	32,856,373	26,779,753

Net Assets	$128,802,644	$107,013,684

Net Assets Represent:
Paid-in capital	$148,617,941	$84,389,035
Undistributed net investment income	349,337	686,021
Accumulated net realized gain (loss) from investments and futures contracts	(46,711,307)	10,988,063
Net unrealized appreciation of investments and futures contracts	26,546,673	10,950,565

Net Assets	$128,802,644	$107,013,684

Class A Shares - Net Assets	$23,803,351	$21,773,357
Shares outstanding	1,421,282	1,411,129

Net asset value, offering and redemption price per share	$16.75	$15.43

Public offering price per share based on a maximum sales charge of 5.75%	$17.77	$16.37
Class C Shares - Net Assets	$9,489,699	$2,325,556
Shares outstanding	574,253	152,295

Net asset value, offering and redemption price per share	$16.53	$15.27

Institutional Class Shares - Net Assets	$95,509,594	$82,914,771
Shares outstanding	5,684,248	5,352,002

Net asset value, offering and redemption price per share	$16.80	$15.49

	$134,707,403	$122,690,828

*	Investments at cost

The accompanying notes are an integral part of these financial statements.

16

Managers AMG FQ Global Alternatives Fund

Statement of Net Assets

October 31, 2007

	Principal Amount	Value
Assets:
Investments in Securities - 103.3%
U.S. Government Obligations- 13.2%[1,2]
U.S. Treasury Bills, 3.510%, 11/01/07	$703,000	$703,000
U.S. Treasury Bills, 3.680%, 11/08/07	1,038,000	1,037,128
U.S. Treasury Bills, 3.820%, 12/27/07	750,000	745,456
U.S. Treasury Bills, 3.930%, 12/06/07	3,504,000	3,490,720
Total U.S. Government Obligations (cost $5,975,388)		5,976,304

	Shares
Short-Term Investments - 90.1%
S&P 500 Depositary Receipts	68,206	10,548,058
Dreyfus Cash Management Fund, Institutional Class Shares, 4.94%[3]	30,158,668	30,158,668
Total Short-Term Investments (cost $39,601,344)		40,706,726

Total Investments in securities (cost $45,576,732)		46,683,030

Cash		308,946
Cash held as collateral[4]		1,400,000
Receivable for investments sold		18,838
Receivable for Fund shares sold		190,983
Interest and other receivables		161,076
Receivable for variation margin on futures contracts		943,766
Unrealized gains on forward foreign currency contracts		9,432,923
Prepaid expenses		11,597

Total assets		59,151,159

Liabilities:
Payable for foreign currency contracts		106,971
Payable for Fund shares repurchased		14,615
Payable for investments purchased		18,822
Unrealized losses on forward foreign currency contracts		12,500,834
Payable for variation margin on futures contracts		1,152,251
Accrued expenses:
Investment advisory and management fees		76,564
Administrative fees		11,259
Distribution fees		15,840
Professional fees		42,305
Other		31,795

Total liabilities		13,971,256

Net Assets		$45,179,903

Net Assets Represent:
Paid-in capital		$43,241,076
Undistributed net investment income		3,073,916
Accumulated net realized loss from investments and futures contracts		303,012
Accumulated net realized gain from currency contracts		1,053,675
Net unrealized depreciation of investments, futures and foreign currency contracts		(2,491,776)

Net Assets		$45,179,903

Class A Shares - Net Assets		$37,715,591
Shares outstanding		3,794,098

Net asset value, offering and redemption price per share		$9.94

Public offering price per share based on a maximum sales charge of 5.75%		$10.55
Class C Shares - Net Assets		$7,464,312
Shares outstanding		760,047

Net asset value, offering and redemption price per share		$9.82

Note: Based on the cost of investments of $45,576,732 for Federal income tax purposes at October 31, 2007, the aggregate gross unrealized appreciation and depreciation were $1,106,461 and $163, respectively, resulting in net unrealized appreciation of investments of $1,106,298.

[1]	Security held as collateral for futures contracts, amounting to a market value of $5,976,304, or 13%.

[2]	Represents yield to maturity at October 31, 2007.

[3]	Yield shown for an investment company represents the October 31, 2007, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[4]	Cash held as collateral for forward contracts in a segregated account at The Bank of New York.

The accompanying notes are an integral part of these financial statements.

17

Managers AMG FQ Funds

Statements of Operations

For the fiscal year ended October 31, 2007

	FQ Tax-Managed U.S. Equity	FQ U.S. Equity	FQ Global Alternatives
Investment Income:
Dividend income	$1,403,631	$1,535,046	$101,475
Interest income	—	—	1,444,197
Securities lending fees	65,921	29,603	—
Foreign withholding tax	(7,290)	(25)	—

Total investment income	1,462,262	1,564,624	1,545,672

Expenses:
Investment advisory and management fees	895,205	315,787	621,415
Administrative fees	—	225,562	91,385
Distribution fees Class A	20,173	16,836	85,214
Distribution fees Class C	44,700	13,199	24,682
Transfer agent	65,122	50,138	23,354
Professional fees	46,505	44,992	47,152
Registration fees	46,425	42,120	45,112
Custodian	33,073	37,946	11,029
Reports to shareholders	29,406	18,108	3,024
Trustees fees and expenses	4,300	4,506	1,010
Miscellaneous	5,982	7,986	1,749

Total expenses before offsets	1,190,891	777,180	955,126

Less: Expense reimbursement	(82,277)	(32,297)	(18,181)
Expense reductions	(1,092)	(4,790)	(4,588)

Net expenses	1,107,522	740,093	932,357

Net investment income	354,740	824,531	613,315

Net Realized and Unrealized Gain (Loss):
Net realized gain on investment transactions	5,137,603	10,927,818	188
Net realized gain on futures contracts	—	99,374	439,499
Net realized gain on foreign currency contracts	—	—	1,032,691
Net unrealized appreciation of investments	13,324,156	1,501,517	874,635
Net unrealized depreciation of futures contracts	—	(25,929)	(182,940)
Net unrealized depreciation of foreign currency contracts	—	—	(2,864,338)

Net realized and unrealized gain (loss)	18,461,759	12,502,780	(700,265)

Net Increase (Decrease) in Net Assets Resulting from Operations	$18,816,499	$13,327,311	($86,950)

The accompanying notes are an integral part of these financial statements.

18

Managers AMG FQ Funds

Statements of Changes in Net Assets

For the fiscal year ended October 31,

	FQ Tax-Managed U.S. Equity		FQ U.S. Equity		FQ Global Alternatives
	2007	2006	2007	2006	2007	2006*
Increase (Decrease) in Net Assets From Operations:
Net investment income	$354,740	$164,233	$824,531	$928,078	$613,315	$155,605
Net realized gain (loss) on investments, futures and foreign currency transactions	5,137,603	6,163,511	11,027,192	7,928,499	1,472,378	(401,267)
Net unrealized appreciation (depreciation) of investments, futures and foreign currency translations	13,324,156	4,777,717	1,475,588	5,821,972	(2,172,643)	(319,133)

Net increase (decrease) in net assets resulting from operations	18,816,499	11,105,461	13,327,311	14,678,549	(86,950)	(564,795)

Distributions to Shareholders:
From net investment income	(63,118)	(111,569)	(826,430)	(1,014,832)	(428,312)	—
From net realized gain on investments	—	—	(7,967,797)	(2,823,880)	—	—

Total distributions to shareholders	(63,118)	(111,569)	(8,794,227)	(3,838,712)	(428,312)	—

From Capital Share Transactions:
Proceeds from the sale of shares	51,835,490	30,799,963	33,962,254	4,809,087	46,376,569	23,584,230
Reinvestment of dividends and distributions	58,882	103,866	8,561,477	3,770,801	425,858	—
Cost of shares repurchased	(26,335,187)	(12,784,257)	(18,579,846)	(13,353,393)	(22,463,071)	(1,663,626)

Net increase (decrease) from capital share transactions	25,559,185	18,119,572	23,943,885	(4,773,505)	24,339,356	21,920,604

Total increase in net assets	44,312,566	29,113,464	28,476,969	6,066,332	23,824,094	21,355,809

Net Assets:
Beginning of year	84,490,078	55,376,614	78,536,715	72,470,383	21,355,809	—

End of year	$128,802,644	$84,490,078	$107,013,684	$78,536,715	$45,179,903	$21,355,809

End of year undistributed net investment income	$349,337	$61,925	$686,021	$687,920	$3,073,916	$348,385
Share Transactions:
Sale of shares	3,273,716	2,389,184	2,282,565	350,267	4,509,114	2,363,264
Reinvestment of dividends and distributions	3,711	8,296	619,547	291,839	43,154	—
Shares repurchased	(1,665,406)	(986,692)	(1,256,742)	(976,209)	(2,193,872)	(167,515)

Net increase (decrease) in shares	1,612,021	1,410,788	1,645,370	(334,103)	2,358,396	2,195,749

*	Commencement of operations was March 30, 2006.

The accompanying notes are an integral part of these financial statements.

19

Managers AMG FQ Tax-Managed U.S. Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,
Institutional Class Shares	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$13.93	$11.89	$9.94	$9.39	$7.74

Income from Investment Operations:
Net investment income	0.06	0.03	0.01	0.11	0.06
Net realized and unrealized gain on investments	2.82	2.03	2.04	0.44	1.69

Total from investment operations	2.88	2.06	2.05	0.55	1.75

Less Distributions to Shareholders from:
Net investment income	(0.01)	(0.02)	(0.10)	—	(0.10)

Net Asset Value, End of Year	$16.80	$13.93	$11.89	$9.94	$9.39

Total Return[1]	20.68%	17.37%	20.75%	5.86%	22.90%

Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment income to average net assets[1]	0.37%	0.23%	0.04%	0.99%	0.68%
Portfolio turnover	65%	98%	105%	131%	143%
Net assets at end of year (000’s omitted)	$95,510	$82,975	$55,377	$45,321	$53,538

Expense Offsets:[2]
Ratio of total expenses to average net assets	1.07%	1.11%	1.21%	1.20%	1.62%
Ratio of net investment income (loss) to average net assets	0.29%	0.12%	(0.17)%	0.79%	0.06%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)

[2]

Excludes the impact of expense reimbursements and expense offsets such as brokerage credits, but includes non-reimbursable expenses such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

20

Managers AMG FQ Tax-Managed U.S. Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal period

Class A Shares	For the fiscal year ended October 31, 2007	For the fiscal period ended October 31, 2006*
Net Asset Value, Beginning of Period	$13.91	$13.01

Income from Investment Operations:
Net investment income	0.02	0.00 [5]
Net realized and unrealized gain on investments	2.82	0.90

Total from investment operations	2.84	0.90

Net Asset Value, End of Period	$16.75	$13.91

Total Return[1]	20.42%	6.92%[2]

Ratio of net expenses to average net assets	1.24%	1.24%[3]
Ratio of net investment income (loss) to average net assets[1]	0.30%	(0.11)%[3]
Portfolio turnover	65%	98%[2]
Net assets at end of period (000’s omitted)	$23,803	$574

Expense Offsets:[4]
Ratio of total expenses to average net assets	1.32%	1.40%[3]
Ratio of net investment income (loss) to average net assets	0.22%	(0.27)%[3]

Class C Shares	For the fiscal year ended October 31, 2007	For the fiscal period ended October 31, 2006*
Net Asset Value, Beginning of Period	$13.83	$13.01

Income from Investment Operations:
Net investment income (loss)	0.00 [5]	(0.03)
Net realized and unrealized gain on investments	2.70	0.85

Total from investment operations	2.70	0.82

Net Asset Value, End of Period	$16.53	$13.83

Total Return[1]	19.52%[6]	6.30%[2]

Ratio of net expenses to average net assets	1.99%	1.99%[3]
Ratio of net investment loss to average net assets[1]	(0.36)%	(0.91)%[3]
Portfolio turnover	65%	98%[2]
Net assets at end of period (000’s omitted)	$9,490	$941

Expense Offsets:[4]
Ratio of total expenses to average net assets	2.07%	2.15%[3]
Ratio of net investment loss to average net assets	(0.44)%	(1.06)%[3]

*	Class A and Class C shares commenced operations on March 1, 2006. (See Notes to Financial Statements.)

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)

[2]	Not annualized.

[3]	Annualized.

[4]

Excludes the impact of expense reimbursements and expense offsets such as brokerage credits, but includes non-reimbursable expenses such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[5]	Rounds to less than $0.01.

[6]	The Total Return is based on the Financial Statement Net Asset Values as shown above.

21

Managers AMG FQ U.S. Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,
Institutional Class Shares	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$14.90	$12.93	$11.62	$10.59	$9.03

Income from Investment Operations:
Net investment income	0.15	0.17	0.20	0.11	0.08
Net realized and unrealized gain on investments	2.11	2.49	1.26	1.00	1.56

Total from investment operations	2.26	2.66	1.46	1.11	1.64

Less Distributions to Shareholders from:
Net investment income	(0.16)	(0.18)	(0.15)	(0.08)	(0.08)
Net realized gain on investments	(1.51)	(0.51)	—	—	—

Total distributions to shareholders	(1.67)	(0.69)	(0.15)	(0.08)	(0.08)

Net Asset Value, End of Year	$15.49	$14.90	$12.93	$11.62	$10.59

Total Return[1]	16.54%	21.44%	12.64%	10.52%	18.37%

Ratio of net expenses to average net assets	0.79%	0.79%	0.85%	0.79%	0.91%
Ratio of net investment income to average net assets[1]	0.96%	1.23%	1.49%	0.97%	0.82%
Portfolio turnover	106%	89%	105%	106%	169%
Net assets at end of year (000’s omitted)	$82,915	$78,068	$72,470	$72,878	$71,265

Expense Offsets:[2]
Ratio of total expenses to average net assets	0.83%	0.82%	—	—	—
Ratio of net investment income to average net assets	0.92%	1.19%	—	—	—

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)

[2]

Excludes the impact of expense reimbursements and expense offsets such as brokerage credits, but includes non-reimbursable expenses such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

22

Managers AMG FQ U.S. Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal period

Class A Shares	For the fiscal year ended October 31, 2007	For the fiscal period ended October 31, 2006*
Net Asset Value, Beginning of Period	$14.88	$13.53

Income from Investment Operations:
Net investment income	0.17	0.01
Net realized and unrealized gain on investments	2.05	1.34

Total from investment operations	2.22	1.35

Less Distributions to Shareholders from:
Net investment income	(0.16)	—
Net realized gain on investments	(1.51)	—

Total distributions to shareholders	(1.67)	—

Net Asset Value, End of Period	$15.43	$14.88

Total Return[1]	16.28%	9.98%[2]

Ratio of net expenses to average net assets	1.04%	1.04%[3]
Ratio of net investment income to average net assets [1]	0.56%	0.63%[3]
Portfolio turnover	106%	89%[2]
Net assets at end of period (000’s omitted)	$21,773	$371

Expense Offsets: [4]
Ratio of total expenses to average net assets	1.08%	1.13%[3]
Ratio of net investment income to average net assets	0.52%	0.54%[3]

Class C Shares	For the fiscal year ended October 31, 2007	For the fiscal period ended October 31, 2006*
Net Asset Value, Beginning of Period	$14.85	$13.53

Income from Investment Operations:
Net investment income	0.13	0.00 5
Net realized and unrealized gain on investments	1.96	1.32

Total from investment operations	2.09	1.32

Less Distributions to Shareholders from:
Net investment income	(0.16)	—
Net realized gain on investments	(1.51)	—

Total distributions to shareholders	(1.67)	—

Net Asset Value, End of Period	$15.27	$14.85

Total Return [1]	15.35%	9.76%[2]

Ratio of net expenses to average net assets	1.79%	1.79%[3]
Ratio of net investment income (loss) to average net assets [1]	(0.13)%	0.16%[3]
Portfolio turnover	106%	89%[2]
Net assets at end of period (000’s omitted)	$2,326	$97

Expense Offsets: [4]
Ratio of total expenses to average net assets	1.83%	1.88%[3]
Ratio of net investment loss to average net assets	(0.17)%	(0.07)%[3]

*	Class A and Class C shares commenced operations on March 1, 2006. (See Notes to Financial Statements.)

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)

[2]	Not annualized.

[3]	Annualized.

[4]

Excludes the impact of expense reimbursements and expense offsets such as brokerage credits, but includes non-reimbursable expenses such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[5]	Rounds to less than $0.01.

23

Managers AMG FQ Global Alternatives Fund

Financial Highlights

For a share outstanding throughout each fiscal period

Class A Shares	For the fiscal year ended October 31, 2007	For the fiscal period ended October 31, 2006*
Net Asset Value, Beginning of Period	$9.73	$10.00

Income from Investment Operations:
Net investment income	0.18 [6]	0.16
Net realized and unrealized gain (loss) on investments	0.22 [6]	(0.43)

Total from investment operations	0.40	(0.27)

Less Distributions to Shareholders from:
Net investment income	(0.19)	—

Net Asset Value, End of Period	$9.94	$9.73

Total Return [1]	4.11%[5]	(2.70)%[2]

Ratio of net expenses to average net assets	2.50%	2.50%[3]
Ratio of net investment income to average net assets [1]	1.72%	1.38%[3]
Portfolio turnover	104%	48%[2]
Net assets at end of period (000’s omitted)	$37,716	$20,661

Expense Offsets: [4]
Ratio of total expenses to average net assets	2.56%	3.20%[3]
Ratio of net investment income to average net assets	1.66%	0.68%[3]

Class C Shares	For the fiscal year ended October 31, 2007	For the fiscal period ended October 31, 2006*
Net Asset Value, Beginning of Period	$9.69	$10.00

Income from Investment Operations:
Net investment income	0.11 [6]	0.02
Net realized and unrealized gain (loss) on investments	0.21 [6]	(0.33)

Total from investment operations	0.32	(0.31)

Less Distributions to Shareholders from:
Net investment income	(0.19)	—

Net Asset Value, End of Period	$9.82	$9.69

Total Return [1]	3.30%[5]	(3.10)%[2]

Ratio of net expenses to average net assets	3.25%	3.25%[3]
Ratio of net investment income to average net assets [1]	1.03%	1.03%[3]
Portfolio turnover	104%	48%[2]
Net assets at end of period (000’s omitted)	$7,464	$695

Expense Offsets: [4]
Ratio of total expenses to average net assets	3.31%	3.52%[3]
Ratio of net investment income to average net assets	0.97%	0.76%[3]

*	Commencement of operations was on March 30, 2006.

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)

[2]	Not annualized.

[3]	Annualized.

[4]

Excludes the impact of expense reimbursements and expense offsets such as brokerage credits, but includes non-reimbursable expenses such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[5]	The Total Return is based on the Financial Statement Net Asset Values as shown above.

[6]	Per share numbers have been calculated using average shares.

24

Managers AMG FQ Funds

Notes to Financial Statements

October 31, 2007

1.	Summary of Significant Accounting Policies

Managers Trust I (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are: Managers AMG FQ Tax-Managed U.S. Equity Fund, formerly First Quadrant Tax-Managed Equity Fund (“Tax-Managed”), Managers AMG FQ U.S. Equity Fund, formerly Managers Structured Core (“U.S. Equity”), and Managers AMG FQ Global Alternatives Fund (“Global Alternatives”), collectively the “Funds.”

On March 1, 2006, two new classes were added to Tax-Managed and U.S. Equity, Class A and Class C, in addition to the existing Institutional Class. Initial investments of $1,500 were made in each new class by Managers Investment Group LLC. Global Alternatives commenced operations on March 30, 2006 with an initial investment of $100 into Class A and $1,500 into Class C by Managers Investment Group LLC. Each class represents an interest in the same assets of the Fund and the classes are identical except for class specific expenses related to shareholder activity. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. All classes have equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan. Sales of Class A shares may be subject to a front-end sales charge of up to 5.75%. Redemptions of Class C shares may be subject to a contingent-deferred sales charge (as a percentage of the original offering price or the net asset value at the time of sale, whichever is less). Tax-Managed and U.S. Equity Institutional Class shares are available, with no sales charge, to certain institutional investors and qualifying individual investors. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the NASDAQ Official Closing Price, if one is available. Lacking any sales, over-the counter securities are valued at the last quoted bid price. Under certain circumstances, the value of each Fund’s investment may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. A Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (“the Investment Manager”) determines that a market quotation is inaccurate. The Investment Manager monitors intervening events that may affect the value of securities held in a Fund’s portfolio and, in accordance with procedures adopted by the Fund’s Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect the impact of events occurring subsequent to the close of such markets but prior to the time each Fund’s NAV is calculated. Fixed income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share. Investments in certain mortgage-backed, stripped mortgage-backed, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

b.	Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on

25

Managers AMG FQ Funds

Notes to Financial Statements (continued)

debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses which cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

U.S. Equity had certain portfolio trades directed to various brokers who paid a portion of the Fund’s expenses. For the fiscal year ended October 31, 2007, under this arrangement the amount by which the Fund’s expenses were reduced and the impact on the expense ratio was $3,872 or 0.003%.

The Funds have a “balance credit” agreement with The Bank of New York (“BNY”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the fiscal year ended October 31, 2007, the custodian expense was reduced as follows: Tax-Managed - $175, U.S. Equity - $144 and Global Alternatives by $4,256.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal funds rate on the day of the overdraft. For the fiscal year ended October 31, 2007, overdraft fees for U.S. Equity amounted to $1,153.

The Trust also has a balance credit arrangement with its Transfer Agent, PFPC, Inc., whereby earnings credits are used to offset banking charges. For the fiscal year ended October, 31, 2007, the transfer agent expense was reduced as follows: Tax-Managed - $917, U.S. Equity - $774, and Global Alternatives - $332.

The Investment Manager for Tax-Managed and Global Alternatives, has contractually agreed, through at least March 1, 2008, subject to later reimbursement by the Funds in certain circumstances, that the total annual operating expenses (exclusive of taxes, interest, brokerage costs, acquired fund expenses, and extraordinary expenses) will be limited to the following amounts of the Fund’s average daily net assets.

Fund	Class A	Class C	Institutional Class
Tax-Managed	1.24%	1.99%	0.99%
Global Alternatives	2.50%	3.25%	N/A

In general, for a period of up to three years from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that the Fund’s total operating expenses do not exceed the contractual expense limitation amount. At October 31, 2007, the twelve month and cumulative amounts of reimbursable expenses for the Funds were as follows:

Fund	Fiscal year ended October 31, 2007	Cumulative Reimbursement Amount
Tax-Managed	$82,277	$266,811
Global Alternatives	18,181	97,248

The Investment Manager of U.S. Equity, has voluntarily agreed through March 1, 2008 to limit the total annual operating expenses (exclusive of taxes, interest, brokerage costs, acquired fund expenses, and extraordinary expenses) to 0.79% of the Fund’s average daily net assets allocable to the Institutional Class shares. This arrangement may be modified or terminated by the Investment Manager at any time. For the fiscal year ended October 31, 2007, under this arrangement the amount by which the Fund’s expenses were reduced was $32,297.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements and expense offsets such as brokerage recapture credits but include non-reimbursable expenses such as interest and taxes, if any.

d.	Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid annually in December. Distributions of capital gains, if any, will also be made annually in December and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, contributed securities, and possibly equalization accounting for tax purposes. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

26

Managers AMG FQ Funds

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended October 31, 2007 and 2006 was as follows:

	FQ Tax-Managed Equity		FQ US Equity		FQ Global Alternatives
	2007	2006	2007	2006	2007	2006
Distributions paid from:
Ordinary income	$63,118	$111,569	$826,430	$1,014,832	$438,312	—
Short-term capital gains	—	—	3,556,489	—	—	—
Long-term capital gains	—	—	4,411,308	2,823,880	—	—

	$63,118	$111,569	$8,794,227	$3,838,712	$438,312	—

As of October 31, 2007, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	FQ Tax-Managed Equity	FQ US Equity	FQ Global Alternatives
Capital loss carryforward	$46,712,532	—	—
Undistributed ordinary income	349,337	$686,021	—
Undistributed short-term capital gains	—	3,270,181	—
Undistributed long-term capital gains	—	7,720,562	$523,268

e.	Federal Taxes

The Funds intend to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of their taxable income and gains to their shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

f.	Capital Loss Carryovers

As of October 31, 2007 the following Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

Fund	Capital Loss Carryover Amount	Expires October 31,
Tax-Managed	$62,547	2011
	18,367,213	2010
	28,282,772	2009

For the fiscal year ended October 31, 2007, Tax-Managed and Global Alternatives utilized capital loss carryovers in the amounts of $5,132,689 and $737,147, respectively.

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

27

Managers AMG FQ Funds

Notes to Financial Statements (continued)

For the fiscal year ended October 31, 2007, the capital stock transactions in the Funds by class were:

	Tax-Managed				U.S. Equity
	2007		2006*		2007		2006*
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class A Shares
Sale of shares	1,714,462	$27,420,567	43,397	$558,178	1,823,106	$27,198,907	31,004	$441,439
Reinvestment of dividends and distributions	—	—	—	—	3,541	48,285	—	—
Shares repurchased	(334,458)	(5,373,188)	(2,119)	(26,927)	(440,449)	(6,632,355)	(6,073)	(89,217)

Net increase	1,380,004	$22,047,379	41,278	$531,251	1,386,198	$20,614,837	24,931	$352,222

Class C Shares
Sale of shares	527,386	$8,233,271	68,090	$875,865	162,315	$2,397,014	6,778	$99,470
Reinvestment of dividends and distributions	—	—	—	—	81	1,109	—	—
Shares repurchased	(21,223)	(329,547)	—	—	(16,663)	(252,257)	(216)	(2,881)

Net increase	506,163	$7,903,724	68,090	$875,865	145,733	$2,145,866	6,562	$96,589

Institutional Class
Sale of shares	1,031,868	$16,181,652	2,277,697	$29,365,920	297,144	$4,366,333	312,485	$4,268,178
Reinvestment of dividends and distributions	3,711	58,882	8,296	103,866	615,925	8,512,083	291,839	3,770,801
Shares repurchased	(1,309,725)	(20,632,452)	(984,573)	(12,757,330)	(799,630)	(11,695,234)	(969,920)	(13,261,295)

Net increase (decrease)	(274,146)	($4,391,918)	1,301,420	$16,712,456	113,439	$1,183,182	(365,596)	($5,222,316)

*	Class A and Class C shares commenced operations on March 1, 2006.

	Global Alternatives
	2007		2006**
	Shares	Amount	Shares	Amount
Class A Shares
Sale of shares	3,750,168	$38,528,654	2,291,554	$22,875,480
Reinvestment of dividends and distributions	41,696	411,541	—	—
Shares repurchased	(2,121,805)	(21,737,119)	(167,515)	(1,663,626)

Net increase	1,670,059	$17,203,076	2,124,039	$21,211,854

Class C Shares
Sale of shares	758,946	$7,847,915	71,710	$708,750
Reinvestment of dividends and distributions	1,458	14,317	—	—
Shares repurchased	(72,067)	(725,952)	—	—

Net increase	688,337	$7,136,280	71,710	$708,750

**	Commenced operations on March 30, 2006.

At October 31, 2007, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the outstanding shares of the following Funds:

Fund	Class A	Class C	Institutional Class
Tax-Managed	2 collectively own 73%	1 owns 72%	3 collectively own 45%
U.S. Equity	None	1 owns 42%	1 owns 17%
Global Alternatives	1 owns 14%	1 owns 36%	N/A

28

Managers AMG FQ Funds

Notes to Financial Statements (continued)

h.	Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

In addition, the Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2.	Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which Managers Investment Group LLC (the “Investment Manager”), an independently-managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. The Funds’ investment portfolios are managed by First Quadrant, L.P. (“First Quadrant” or the “Subadvisor”), which serves pursuant to a Subadvisory Agreement between the Investment Manager and First Quadrant with respect to each of the Funds. AMG indirectly owns a majority interest in First Quadrant.

Tax-Managed is obligated by the Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.85% of the average daily net assets of the Fund. The Investment Manager, in turn, pays First Quadrant 0.85% of the average daily net assets of the Fund for its services as subadvisor. Under the Investment Management Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund. The Investment Manager receives no additional compensation from the Fund for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and First Quadrant, First Quadrant reimburses the Investment Manager for the costs the Investment Manager bears in providing such services to the Fund.

U.S. Equity and Global Alternatives are obligated by the Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.35% and 1.70%, respectively, of the average daily net assets of the Fund. The Investment Manager, in turn, pays First Quadrant 0.35% and 1.40% of the average daily net assets of the Fund for its services as subadvisor. U.S. Equity and Global Alternatives have entered into an Administration and Shareholder Servicing Agreement under which Managers Investment Group LLC serves as the Funds’ administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds’ shareholders. For its services, the Administrator is paid a fee at a rate of 0.25% of the average daily net assets of each Fund.

Prior to July 1, 2007, the aggregate annual retainer paid to each Independent Trustee was $55,000, plus $4,000 or $2,000 for each regular or special meeting attended, respectively. Effective July 1, 2007, the aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. (Prior to July 1, 2007, the Independent Chairman received an additional payment of $10,000 per year). The Chairman of the Audit Committee receives an additional payment of $5,000 per year. (Prior to July 1, 2007, the Chairman of the Audit Committee received an additional payment of $2,000 per year). The “Trustee fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

The Funds are distributed by Managers Distributors, Inc. (“MDI” or the “Distributor”) a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the principal underwriter for each Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. The Distributor bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

Effective March 1, 2006, Tax-Managed and U.S. Equity adopted a distribution and service plan (the “Plan”) and effective March 30, 2006, Global Alternatives adopted the Plan with respect to the Class A and Class C shares of each Fund, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the FINRA regarding asset-based sales charges.

Pursuant to the Plan, the Funds may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% and 1.00% annually of the Fund’s average daily net assets attributable to Class A and Class C shares, respectively.

The Plan further provides for periodic payments by MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Class A or Class C shares of U.S. Equity and Global Alternatives for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of the Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

29

Managers AMG FQ Funds

Notes to Financial Statements (continued)

3.	Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the fiscal year ended October 31, 2007, were as follows:

	Long-Term Securities		U.S. Government Securities
Fund	Purchases	Sales	Purchases	Sales
Tax-Managed	$97,850,254	$72,490,979	N/A	N/A
U.S. Equity	117,470,628	101,523,517	N/A	N/A
Global Alternatives	5,540,926	188	$15,600,765	$11,776,000

4.	Portfolio Securities Loaned

The Funds may participate in a securities lending program offered by BNY, providing for the lending of equities, corporate bonds and government securities to qualified brokers. Collateral on all securities loaned is accepted in cash and/or government securities. Collateral is maintained at a minimum level of 102% of the market value, plus interest, if applicable, of the investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds or other short-term investments by BNY. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNY, as a fee for its services under the program, and the Fund according to agreed-upon rates.

5.	Commitments and contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

6.	Forward Commitments

Certain transactions, such as futures and forward transactions, dollar roll agreements, or purchases of when-issued or delayed delivery securities may have a similar effect on a Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. However, if a Fund enters into such a transaction, the Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. government securities or other liquid securities equal in value to its obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

7.	Forward Foreign Currency Contracts

Global Alternatives invests in forward foreign currency exchange contracts to manage currency exposure. These investments may involve greater market risk than the amounts disclosed in the Fund’s financial statements.

A forward foreign currency exchange contract is an agreement between a Fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of contracts having the same settlement date, amount and counter party is realized on the date of offset, otherwise gain or loss is realized on the settlement date.

The Fund may invest in non-U.S. dollar denominated instruments subject to limitations, and enter into forward foreign currency exchange contracts to facilitate transactions in foreign securities and to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

30

Managers AMG FQ Funds

Notes to Financial Statements (continued)

Cash pledged to cover margin requirements for open forward positions in Global Alternatives at October 31, 2007 is $1,400,000. Open forward foreign currency exchange contracts (in U.S. Dollars) at October 31, 2007 were as follows:

Global Alternatives - Foreign Currency

Type	Position	Settlement Date	Receivable Amount	Payable Amount	Unrealized Gain/Loss
Australian Dollar	Short	12/19/2007	($36,700,945)	($34,600,384)	($2,100,561)
Canadian Dollar	Short	12/19/2007	(52,545,497)	(48,575,877)	(3,969,620)
Swiss Franc	Short	12/19/2007	(62,316,685)	(60,852,638)	(1,464,047)
Euro-dollar	Short	12/19/2007	(34,933,308)	(33,977,155)	(956,153)
Pound Sterling	Short	12/19/2007	(33,219,084)	(32,369,373)	(849,711)
Japanese Yen	Short	12/19/2007	(3,967,159)	(3,986,016)	18,857
New Zealand Dollar	Short	12/19/2007	(39,743,753)	(37,270,935)	(2,472,818)
Swedish Krona	Short	12/19/2007	(16,006,350)	(15,495,166)	(511,184)
Australian Dollar	Long	12/19/2007	19,744,182	18,293,051	1,451,131
Canadian Dollar	Long	12/19/2007	35,577,404	33,765,589	1,811,815
Swiss Franc	Long	12/19/2007	54,305,159	53,373,762	931,397
Euro-dollar	Long	12/19/2007	41,437,429	40,073,917	1,363,512
Pound Sterling	Long	12/19/2007	21,474,426	20,885,401	589,025
Japanese Yen	Long	12/19/2007	32,222,051	32,384,337	(162,286)
New Zealand Dollar	Long	12/19/2007	51,758,949	49,164,335	2,594,614
Swedish Krona	Long	12/19/2007	20,388,041	19,729,923	658,118

Total			($2,525,140)	$542,771	($3,067,911)

8.	Futures Contracts Held or Issued for Purposes other than Trading

U.S. Equity uses Equity Index futures contracts to a limited extent, with the objective of maintaining exposure to equity stock markets while maintaining liquidity. Global Alternatives may use futures contracts, including futures contracts on global equity and fixed income securities, interest rate futures contracts, foreign currency futures contracts and future contracts on security indices (including broad-based security indices), for any purpose. The Funds may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. There are certain risks associated with futures contracts. Prices may not move as expected or a Fund may not be able to close out the contract when it desires to do so, resulting in losses.

On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

Assets pledged to cover margin requirements for the open futures positions at October 31, 2007 amounted to $47,250 for U.S. Equity and Global Alternatives has a market value of securities pledged of $5,976,304. Each Fund had the following open futures contracts as of October 31, 2007:

FQ U.S. Equity

Type	Number of Contracts	Position	Expiration Month	Unrealized Gain/(Loss)
3 Month S&P 500	3	Long	12/20/2007	$2,681

31

Managers AMG FQ Funds

Notes to Financial Statements (continued)

FQ Global Alternatives

Type	Currency	Number of Contracts	Position	Expiration Month	Unrealized Gain/ (Loss)
10-Year Bond	AUD	159	Short	12/17/2007	($21,191)
SPI 200 Index	AUD	73	Short	12/20/2007	(612,440)
10- Year Bond	CAD	215	Long	12/18/2007	110,323
S&P/TSE 60 Index	CAD	66	Short	12/20/2007	(615,444)
CAC40 10	EUR	26	Long	11/16/2007	13,913
Amsterdam Index	EUR	5	Short	11/16/2007	11,130
Month DAX Index	EUR	10	Long	12/21/2007	81,979
Month IBEX 35 Index	EUR	51	Short	11/17/2007	(397,728)
Euro Bond	EUR	210	Short	12/6/2007	(79,214)
S&P/MIB Index	EUR	24	Long	12/21/2007	51,609
Gilt	GBP	162	Short	12/27/2007	(161,244)
FTSE 100 Index	GBP	4	Long	12/21/2007	3,680
Hang Seng Index	HKD	13	Long	11/29/2007	93,762
10- Year Bond	JPY	31	Long	12/20/2007	184,669
TOPIX Index	JPY	82	Long	12/13/2007	591,782
S&P 500 Index	USD	3	Long	12/20/2007	12,100
U.S. Long Bond	USD	176	Long	12/19/2007	208,156

Total					($524,158)

9.	New Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109 (“FIN 48”).” FIN 48 applies to all registered investment companies and establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management has analyzed the FQ Tax- Managed U.S Equity and FQ U.S. Equity Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2004-2007) and has concluded that as of October 31, 2007, no provision for income tax would be required in the Funds’ financial statements. Additionally, Fund Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. Management has not yet completed their analysis of the Interpretation as it relates to the FQ Global Alternatives Fund, and is not currently in a position to estimate the significance, if any, that the impact of adoption will have on the financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, the adoption of SFAS 157 will have on the Funds’ financial statements.

Tax Information (unaudited)

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2007 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, Tax-Managed, U.S. Equity and Global Alternatives designate $0, $7,725,694, and $523,258, respectively, as long-term capital gains for the taxable year ended October 31, 2007.

32

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers Trust I and the Shareholders of Managers AMG FQ Tax-Managed U.S. Equity Fund, Managers AMG FQ U.S. Equity Fund, and Managers AMG FQ Global Alternatives Fund:

In our opinion, the accompanying statements of assets and liabilities for Managers AMG FQ Tax-Managed U.S. Equity Fund and Managers AMG FQ U.S. Equity Fund, including the schedules of portfolio investments, the statement of net assets for Managers AMG FQ Global Alternatives Fund, and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Managers AMG FQ Tax-Managed U.S. Equity Fund, Managers AMG FQ U.S. Equity Fund and Managers AMG FQ Global Alternatives Fund (the “Funds”) at October 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2007

33

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other Officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 2000 • Oversees 31 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 2000 • Oversees 31 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Trustee of Bowdoin College (2002-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Edward J. Kaier, 9/23/45 • Trustee since 2000 • Oversees 31 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Kilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Steven J. Paggioli, 4/3/50 • Trustee since 2000 • Oversees 31 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP.

Eric Rakowski, 6/5/58 • Trustee since 2000 • Oversees 31 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2000 • Oversees 31 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, White Bear Partners, LLC (2007-Present); Partner, Schneeweis Capital Management, LLC (2007-Present); Partner, Schneeweis Associates, LLC (2007-Present); Partner, Northampton Capital Management, LLC (2004-Present); Partner, TRS Associates (2007-Present).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustee

The following Trustee is an “interested person” of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
William J. Nutt, 3/30/45 • Trustee since 2005 • President since 2007 • Oversees 31 Funds in Fund Complex	Chairman and Founder of Affiliated Managers Group, Inc., (1993-Present); Chief Executive Officer of Affiliated Managers Group, Inc. (1993-2004); Director, Affiliated Managers Group, Inc. (1993-Present); President of Affiliated Managers Group, Inc. (1993-1999); President and Chief Operating Officer, The Boston Company (1989-1993); Senior Executive Vice President, The Boston Company (1982-1989).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christine C. Carsman, 4/2/52 • Secretary since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers AMG Funds and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 2000	Senior Vice President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust II (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004); Chief Financial Officer, The Managers Funds, Managers Trust II and Managers AMG Funds (2007-Present).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Operating Officer, The Managers Funds, Managers AMG Funds and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006); Senior Vice President, Prudential Investments (1999-2004).

34

Annual Renewal of Investment Advisory Agreements

On June 8, 2007, the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the Investment Management Agreement with the Investment Manager for each of the Managers AMG FQ U.S. Equity Fund, Managers AMG FQ Tax-Managed U.S. Equity Fund and Managers AMG FQ Global Alternatives Fund (each, a “Fund”) and the Subadvisory Agreement with respect to each Fund. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements, the Trustees reviewed a variety of materials relating to each Fund, the Investment Manager and the Subadvisor, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds for each Fund (each, a “Peer Group”), performance information for the relevant benchmark index for each Fund (each, a “Fund Benchmark”) and other information regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisor under their respective agreements. The Trustees also took into account performance, fee and expense information regarding the Funds provided to them on a quarterly basis throughout the year. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management and Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services. In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager relating to the performance of its duties with respect to the Funds and the Trustees’ familiarity with the Investment Manager’s management through Board meetings, discussions and reports. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the quality of the Investment Manager’s oversight of the performance by the Subadvisor of its portfolio management duties; (b) the Investment Manager’s ability to supervise the Funds’ other service providers; and (c) the Investment Manager’s compliance programs. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and the Investment Manager’s undertaking to implement an expense limitation for certain of the Funds.

The Trustees also reviewed information relating to the Subadvisor’s financial condition, operations and personnel and the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing each Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding the Subadvisor’s organizational and management structure and the Subadvisor’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at the Subadvisor with portfolio management responsibility for the Funds, including the information set forth in each Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadvisor in the past; (b) the qualifications and experience of the Subadvisor’s personnel; and (c) the Subadvisor’s compliance programs. The Trustees also took into account the financial condition of the Subadvisor with respect to its ability to provide the services required under each Subadvisory Agreement.

Performance. With respect to the Managers AMG FQ U.S. Equity Fund, among other information related to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2007 was above, above, above and below, respectively, the median performance of its Peer Group and above, above, below and below, respectively, the performance of the Russell 3000® Index, which is the Fund Benchmark. They also noted that the Fund’s current Subadvisor was engaged in 2004. The Trustees concluded that the Fund’s performance has been satisfactory.

With respect to the Managers AMG FQ Tax-Managed U.S. Equity Fund, among other information related to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year and 5-year periods ended March 31, 2007 was above the median performance of its Peer Group and above the performance of the Russell 3000® Index, the Fund Benchmark, for all such periods. The Trustees concluded that the Fund’s performance has been satisfactory.

With respect to the Managers AMG FQ Global Alternatives Fund, among other information related to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year period ended March 31, 2007 was below the median performance of its Peer Group and below the performance of the Citigroup 1-Month T-Bill Index, which is the Fund’s Benchmark. Because the Fund commenced operations on March 30, 2006, the Trustees noted that the performance history was too brief to warrant the drawing of any conclusions.

As noted above, the Board considered each Fund’s performance during relevant time periods as compared to the Fund’s Peer Group and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results and portfolio composition as well as the Subadvisor’s Investment Strategy. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

Advisory and Subadvisory Fees and Profitability. In considering the reasonableness of the advisory fee payable to the Investment Manager and the subadvisory fee payable by the Investment Manager to the Subadvisor, the Trustees reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect, received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the Managers Family of Funds, the cost of providing such services and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees noted that the Investment Manager and the Subadvisor are affiliated and that, in the case of the Managers AMG FQ Tax-Managed U.S. Equity Fund and the Managers AMG FQ Global Alternatives Fund, the Investment Manager pays the Subadvisor a subadvisory fee that is equal to the advisory fee that it receives from the Fund. The Trustees also noted the current asset levels of the Funds and the impact on profitability of any future growth of assets of the Funds.

35

Annual Renewal of Investment Advisory Agreements (continued)

In considering the cost of services to be provided by the Investment Manager under the Investment Management Agreement and the profitability to the Investment Manager of its relationship with the Funds, the Trustees noted the current asset level of the Funds and the undertaking by the Investment Manager to maintain contractual expense limitations for the Managers AMG FQ Tax-Managed U.S. Equity Fund and the Managers AMG FQ Global Alternatives Fund and a voluntary expense limitation for the AMG FQ U.S. Equity Fund. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee at this time. Also with respect to economies of scale, the Trustees noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the subadvisory fees payable by the Investment Manager to the Subadvisor, the Trustees reviewed information provided by the Subadvisor regarding the cost of providing subadvisory services to each of the Funds and the resulting profitability to the Subadvisor from these relationships. In considering the cost of services to be provided by the Subadvisor under the Subadvisory Agreements and the profitability to the Subadvisor of its relationship with the Funds, the Trustees noted the current asset level of the Funds and the undertaking by the Investment Manager to maintain a contractual expense limitation for the Managers AMG FQ Tax-Managed U.S. Equity Fund and the Managers AMG FQ Global Alternatives Fund and a voluntary expense limitation for the AMG FQ U.S. Equity Fund.

With respect to the Managers AMG FQ U.S. Equity Fund, the Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of October 31, 2006 were lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has voluntarily agreed through March 1, 2008 to limit the net annual operating expenses of the Fund’s Institutional Class shares to 0.79% and also noted that such arrangement may be modified or terminated by the Investment Manager at anytime. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the Fund’s performance, and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

With respect to the Managers AMG FQ Tax-Managed U.S. Equity Fund, the Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of October 31, 2006 were higher and lower, respectively, than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed through March 1, 2008 to limit the Fund’s net annual operating expenses to 0.99%, 1.24%, and 1.99% for Institutional Class Shares, Class A Shares, and Class C Shares, respectively. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the Fund’s performance, the Investment Manager’s undertaking to limit the total expenses of the Fund and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

With respect to the Managers AMG FQ Global Alternatives Fund, the Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of October 31, 2006 were higher than the average for the Fund’s Peer Group. In this regard, the Trustees noted that because of the Investment Strategy of the Fund, the Peer Group contains a small group of funds, some of which pursue an investment strategy considerably different from that of the Fund. The Trustees took into account the fact that the Investment Manager has contractually agreed through March 1, 2008 to limit the Fund’s net annual operating expenses to 2.50% for Class A shares and 3.25% for Class C Shares. The Trustees concluded that, in light of the nature, extent and quality of the services to be provided by the Investment Manager and the Subadvisor, the Investment Manager’s undertaking to limit the total expenses of the Fund and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

*    *    *    *

After consideration of the foregoing, the Trustees also reached the following conclusions regarding the Investment Management and Subadvisory Agreements in addition to the conclusions discussed above: (a) the Investment Manager has demonstrated that it possesses the resources and capability to perform its duties under the Investment Management Agreement; (b) the Subadvisor has the resources to perform its duties under the Subadvisory Agreements and is qualified to manage each Fund’s assets in accordance with its investment objectives and policies; and (c) the Investment Manager and Subadvisor maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and each Subadvisory Agreement (as applicable) would be in the interests of each Fund and its shareholders. Accordingly, on June 8, 2007, the Trustees, including a majority of the Independent Trustees, voted to approve the Investment Management and Subadvisory Agreements for each Fund.

36

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Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Subadvisor

First Quadrant, L.P.

800 E. Colorado Boulevard, Suite 900

Pasadena, CA 91101

Custodian

The Bank of New York

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PFPC, Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

For Managers Choice Only

Managers

P.O. Box 61204

King of Prussia, Pennsylvania 19406-0851

(800) 358-7668

MANAGERS AND MANAGERS AMG EQUITY FUNDS

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

ESSEX GROWTH

ESSEX LARGE CAP GROWTH

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

INSTITUTIONAL MICRO-CAP

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

OFI Institutional Asset Management

Next Century Growth Investors, LLC

INTERNATIONAL EQUITY

Alliance Bernstein L.P.

Lazard Asset Management, LLC

Wellington Management Company, LLP

CHICAGO EQUITY PARTNERS

MID-CAP

Chicago Equity Partners, LLC

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

SMALL CAP

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TimesSquare Capital Management, LLC

SMALL COMPANY

Epoch Investment Partners, Inc.

Kalmar Investment Advisers, Inc.

SPECIAL EQUITY

Donald Smith & Co., Inc.

Lord, Abbett & Co. LLC

Skyline Asset Management, L.P.

Smith Asset Management Group, LP

Veredus Asset Management LLC

Westport Asset Management, Inc.

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

VALUE

Armstrong Shaw Associates Inc.

Osprey Partners Investment Mgmt., LLC

MANAGERS AND MANAGERS AMG

BALANCED FUNDS

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

GLOBAL

Armstrong Shaw Associates Inc.

Alliance Bernstein L.P.

First Quadrant, L.P.

Northstar Capital Management, Inc.

Wellington Management Company, LLP

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

First Quadrant, L.P.

MANAGERS

FIXED INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL BOND

Loomis, Sayles & Company L.P.

BOND (MANAGERS FREMONT)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Evergreen Investment Management Co., LLC

HIGH YIELD

J.P. Morgan Investment Management Inc.

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

MONEY MARKET

JPMorgan Investment Advisors Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

ANNUAL REPORT

Managers Funds

October 31, 2007

Managers Fremont Bond Fund

Managers Fremont Bond Fund

Annual Report — October 31, 2007

Page
LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER COMMENTS	4

FUND SNAPSHOTS	7
Summary of portfolio credit quality and top ten holdings at October 31, 2007

SCHEDULE OF PORTFOLIO INVESTMENTS	8

FINANCIAL STATEMENTS:

Statement of Assets and Liabilities	18
Fund balance sheet, net assSummary of portfolio credit quality and top ten holdings at October 31, 2007 et value (NAV) per share computation and cumulative undistributed amount

Statement of Operations	19
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the fiscal year

Statement of Changes in Net Assets	20
Detail of changes in Fund assets for the past two fiscal years

FINANCIAL HIGHLIGHTS	21
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	22
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	30

TRUSTEES AND OFFICERS	31

ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENT	32

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of The Managers Funds or Managers AMG Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Fellow Shareholder:

Financial markets have been increasingly unsettled this past year, particularly during the summer months and currently as we write this report. While the economy has continued to grow, a liquidity crisis initiated by spreading weakness in subprime mortgage loans increased uncertainty about its sustainability. Bonds of all credit quality became unusually volatile, and credit spreads, having been extremely slim, widened dramatically, raising the cost of capital for many borrowers. Naturally the equity markets followed suit and became more volatile as the rising cost of capital pressured corporate profitability, penalized leverage, and hindered merger and acquisition activity.

As has been well documented in the financial press, the continued weakness in residential housing prices, combined with gradually rising interest rates, has put severe stress on low credit-quality (subprime) borrowers. Rising defaults pushed several mortgage lenders and leveraged subprime mortgage investors toward bankruptcy and catalyzed a swift and broad flight from various forms of investment risk over the past few months. These revelations began creating serious liquidity problems in the credit markets late in the second quarter and have been the root of uncertainty and market volatility ever since.

A rapid and at times indiscriminate flight from risk created unusual patterns of volatility within the bond market. Credit spreads widened significantly throughout July, as Moody’s and S&P downgraded hundreds of securities, and price moves forced leveraged investors to raise cash any way they could. Since much of the leverage had been funded with short-term debt, the short end of the yield curve bore the brunt of the liquidity crisis. The typically docile commercial paper market seized as demand dried up, and short-term Treasury yields vacillated between 2.9% and 4.9% as investors raced to safety, causing a dislocation in prices. Since then, prices for credits have generally recovered, as the Federal Reserve pumped liquidity into the system and investors have had time to evaluate underlying fundamentals and adjust their portfolios in a more rational manner.

After rallying strongly off of a February trough, the stock market followed the lead of the credit markets by trading sharply down during the liquidity crisis in July, then recovering from late August through October. Here, too, there were interesting anomalies in the indiscriminate flight from risk. Not surprisingly, small- and mid-cap stocks reacted more during the price declines, and underperformed large-cap stocks during the period. Interestingly however, growth indices, which would normally react poorly to a rise in interest rates or a liquidity squeeze, significantly outperformed value indices during the period. We believe there were two primary reasons for this. One, since value indices had outperformed growth indices for an extended period of time, a typical “reversion to the mean” took place. Two, the quick reduction of leverage from the markets in general forced many quantitatively based hedge fund managers to reverse their trades in a very quick fashion. As it turned out, many of these investors used similar value-biased models to guide their purchase and sale decisions. The result was that the same stocks were being sold off not only for investment reasons, but also because of liquidity needs. Stocks recovered in late August and throughout October, as a result of an infusion of liquidity by the Federal Reserve, increasing visibility about where the risks were residing, and a well-received reduction of the Fed Funds Rate in mid-September.

Despite these market forces, the Managers Fremont Bond Fund provided a positive return, exceeded the return of its primary benchmark, and performed well relative to its peer group during the 12-months ended October 31, 2007 (the Fund’s fiscal year end). While it had generally lagged its peers and benchmark during the first six months of the period because of generally conservative positioning with respect to credit exposure, the Fund was rewarded during the latter half of the year as investors fled from credit risk and complex collateral structures. This serves as another example of the fact that investment decisions most often cannot be precisely timed and that investment management requires discipline and fortitude in the face of both rising and falling markets. Overall, we are pleased with the manager’s actions and portfolio positioning in this challenging environment. A more detailed review of the performance and positioning of the Fund is included within this report.

Lingering credit problems and further revelations of losses from large financial institutions are hindering not only the financial markets, but the economy as well. In our opinion, it appears this will continue for some time, pushing the economy closer to the tipping point of recession. Uncertainty about whether it will tip has driven volatility higher, as the financial markets have traded sharply higher or lower depending upon the news each day. The Federal Reserve has been accommodating, and although we think the risk of recession has increased, we still believe that portions of the U.S. and global economies remain healthy. In sum, we continue to believe that investors should maintain their portfolios with allocations near their long-run targets, rebalance if necessary and take full advantage of opportunities to participate in the growth of the global economy.

1

Letter to Shareholders (continued)

One of our foremost goals at Managers Investment Group is to structure and manage mutual funds that will help our shareholders and clients become more successful in reaching their investment goals and objectives. Each of our Funds is geared to provide you with exposure to a specific asset class, combination of asset classes, or segment of the market. Investors tend to use our Funds as part of their overall asset allocation in order to structure a well-diversified portfolio intended to meet individual needs. Most of our Funds, like the Managers Fremont Bond Fund, are therefore designed to be building blocks.

The following report covers the one-year period ending October 31, 2007. Should you have any questions about this report, or if you’d like to receive a Prospectus and additional information, including fees and expenses, for this or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our website at www.managersinvest.com. As always, please read the Prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Sincerely,

John H. Streur	Thomas G. Hoffman, CFA
Senior Managing Partner	Executive Vice President
Managers Investment Group LLC	Chief Investment Officer
Managers Investment Group LLC

2

About Your Fund’s Expenses

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Fund incurs only ongoing costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended October 31, 2007	Expense Ratio	Beginning Account Value 5/1/07	Ending Account Value 10/31/07	Expenses Paid During the Period*
Managers Fremont Bond Fund
Actual	0.60%	$1,000	$1,021	$3.06
Hypothetical (5% return before expenses)	0.60%	$1,000	$1,022	$3.06

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

Managers Fremont Bond Fund

Portfolio Managers’ Comments

Managers Fremont Bond Fund seeks to maximize total return consistent with the preservation of capital by investing in debt securities such as corporate, mortgage-backed, international and government bonds. Normally, the Fund will invest at least 80% of its total assets in these types of bonds.

The Portfolio Manager

Pacific Investment Management Company, LLC (“PIMCO”), the subadvisor for the Managers Fremont Bond Fund was founded in 1971. PIMCO is one of the world’s leading fixed income managers with expertise and significant resources committed to virtually every sector of the global bond market.

Managers Fremont Bond Fund (‘the Fund”) is an actively managed, diversified bond fund that focuses on intermediate-term, investment-grade bonds. The universe for the Fund includes all sectors of the bond market: governments, corporate bonds, mortgages, asset-backed securities, money market instruments and international bonds. The Fund seeks total return consistent with preservation of capital by employing PIMCO’s “Total Return” fixed investment philosophy. This philosophy follows three key principles:

•	Major shifts in portfolio strategy are driven by longer-term, or secular, trends as opposed to short-term interest rate fluctuations.

•	Consistent investment performance is achieved by avoiding extreme swings in maturity/duration of a portfolio.

•	Emphasis is placed on adding value through state-of-the-art tools such as futures, options and volatility analysis.

Economic analysis serves as the base for PIMCO’s portfolio strategy. Annually, PIMCO investment professionals conduct a 3-day secular forum, where long-term economic and market forces are evaluated and portfolio strategies are set. Each quarter, the team meets to evaluate the current business cycle and develop shorter-term forecasts which are used to fine-tune investment strategy. PIMCO’s fixed income research efforts focus on identifying relative value and understanding the risks inherent in different portfolio structures, strategies and bond market sectors. Using proprietary analytics and bottom-up credit analysis, the portfolio managers select individual bonds based on recommendations from sector analysts (who specialize in corporate, mortgage, high yield, government and international bonds).

The ideal investment exhibits many of the following traits:

•

It allows management to meet its overall portfolio positioning targets. Management typically invests in investment grade securities but may invest up to 10% of the portfolio in securities that are below investment grade.

•	The investment has been independently analyzed by PIMCO. PIMCO does not rely solely on the credit ratings assigned by outside credit agencies.

•	Fund management deems that the security provides value relative to other securities within the same sector.

The portfolio management team:

•	Is committed to seeking value across all bond market sectors.

•	Actively manages duration exposure, yield curve position, volatility, sector allocation and security selection and takes only modest exposures in each of these areas relative to the market.

•	Normally hedges at least 75% of its foreign currency exposure.

•	Utilizes derivatives (futures, options, swap agreements) as substitutes for physical securities as a means of gaining more cost-effective exposure.

The investment team may sell securities when:

•	Securities individually no longer represent relative value.

•	Fund management makes a shift in its portfolio strategy (change in duration, yield curve positioning, sector strategy, etc.)

The Year in Review

The U.S. bond market was headlined by the subprime fallout in the fiscal year ended October 31, 2007. As a result, volatility ultimately returned to financial markets with a vengeance, especially during the latter half of the year, with sentiment about the dimensions of the subprime problem shifting almost daily. In this setting, Treasuries began outperforming most fixed income sectors. The Federal Reserve eventually moved to lower interest rates after August news that included a weak jobs report, a decline in retail sales, and no sign of a bottom in the beleaguered housing market in an effort to stave off any harm brought to the broader economy by these issues. Yield curves had steepened in the U.S., U.K., and Europe even before the interest rate cuts by the Fed in anticipation of such a move. Credit markets were slightly calmer by the end of the fiscal year as expectations rose that the Fed would continue to ease as needed.

For the fiscal year ended October 31, 2007, the Managers Fremont Bond Fund returned 5.96%, compared to a return of 5.38% for its benchmark, the Lehman Brothers Aggregate Bond Index. The positive relative performance was driven by various sources and was primarily concentrated in the first and third calendar quarters of 2007. The portfolio has primarily benefited over the previous fiscal year from its focus on higher quality assets with shorter maturities. This emphasis on shorter maturities, particularly in the U.S. and U.K., was beneficial as these yield curves began to steepen. In addition, the non-U.S. dollar exposure of the portfolio has also helped performance as the dollar continued to weaken relative to foreign currencies over the previous 12 months. The above-index duration of the portfolio was a positive contributor to performance as interest rates fell towards the end of the year as PIMCO had long anticipated. The portfolio was also positioned well from a sector perspective over the last year maintaining an underweight to corporate bonds which lagged Treasuries, particularly as investors became more concerned about the credit situation in global capital markets.

Looking Forward

The portfolio management team at PIMCO believes that the most likely outcome for the global economy over the next year is a soft landing with modest disinflation. Central banks will help avert a recession in developed economies beset by the subprime-induced credit crisis, though the restructuring process brought on by this crisis could have at least another 18 months to run. The U.S. economy should continue to decelerate into “stall speed’ growth in the 1-2 percent range. The key elements of PIMCO’s outlook include:

•	Contagion – In contrast to 1997-1998, when financial market turmoil started in emerging markets and spread to developed economies, this time contagion began in the U.S., the U.K.,

4

Managers Fremont Bond Fund

Portfolio Managers’ Comments (continued)

Australia, and Europe. Contrary to expectations of many investors and even the Federal Reserve, the effects of a weak U.S. property market and the subprime debacle were not contained within the U.S. mortgage market but spread more broadly, dampening global risk appetites and contracting liquidity.

•

Decoupling – Over a cyclical time frame, subprime contagion should mute the decoupling of global growth across regions that was in evidence prior to the crisis. Over the longer run, however, PIMCO remains an advocate of the decoupling thesis, which holds that growth in global economies, especially rapidly expanding emerging markets, will move ahead even as U.S. growth cools.

•

Re-intermediation – Avoiding a global recession will depend on how smoothly assets from subprime-related financing vehicles can be re-intermediated back into the traditional banking system. Overall credit availability is likely to tighten as traditional banks are forced to honor financing commitments to non-bank and off-balance sheet entities in the “shadow” banking system. The percentage of banks tightening has already jumped.

•

Normalization – Central banks will try to ease re-intermediation and create a more normalized financial environment. PIMCO expects the Fed to take the federal funds rate into the high 3 percent range to achieve this aim. Other central banks are likely to ease or shelve plans to raise rates, implying steeper yield curves worldwide. Relatively low U.S. rates point to a soft U.S. dollar.

•

Financial Turmoil to Crimp Growth in Europe, Japan – Robust capital spending and exports should keep Europe’s growth higher than the U.S. Still, financial market turmoil will mitigate this decoupling, as European businesses find bank financing harder to get. Capital spending has also spurred growth in Japan, but heightened global risk aversion could reduce the incentive to borrow cheaply in yen to buy risky assets. Resulting upward pressure on the yen could hurt corporate profits and discourage investment.

•

Resilient Emerging Economies – Emerging economies, including China, are contributing greater shares of global GDP and consumption growth. Even so, they will not be unaffected by slower growth in the developed world since they will be reliant on external demand for years to come. A positive for many emerging markets will be their low debt to GDP ratios, which should allow them to use fiscal stimulus to counter weakening demand from the developed world.

PIMCO believes that financial restructuring and an expected economic slowdown brought on by the subprime crisis are likely to extend throughout its cyclical timeframe. Therefore, PIMCO is expected to retain an emphasis on higher quality assets as well as strategies that take advantage of expected monetary easing and a weakening U.S. dollar. At the same time, the manager will seek to add holdings of credit-related assets where valuations are compelling. This positioning includes:

•

Interest Rate Strategies – A focus on the front end of the yield curve in the U.S. and U.K. to exploit expected curve steepening will be the centerpiece of PIMCO’s interest rate strategies. The team remains bullish with respect to the direction of interest rates but believes the yield curve effects will be the most powerful. The Fund’s duration position is expected to be neutral to slightly overweight and represent a smaller contribution to overall risk exposure.

•

Mortgage and Asset Backed Bonds – Mortgage yield premiums, which reflect the market’s expectation of future volatility, are more attractive now that volatility has spiked upwards from historically low levels. As a result, PIMCO will overweight high quality, agency-sponsored mortgages to capture this incremental yield. PIMCO will continue to insulate portfolios from the subprime crisis by holding only modest levels of short duration, high quality asset-backed bonds with solid collateral protection.

•

Credit – The significant widening in credit spreads in the third quarter has made certain corporate bonds and bank loans more attractive. PIMCO will trim its corporate underweight in this environment, employing bottom-up credit analysis to select corporate credits with compelling valuations. The auto and financial sectors offer especially good potential.

•

Currency – PIMCO will continue to take advantage of expected weakness in the U.S. dollar with currency positions comprised largely of emerging market currencies. Preferred currencies will include those of countries with substantial trade surpluses and strong economic fundamentals, such as the Brazilian real, the Mexican peso, and the Russian ruble.

•

Emerging Market Bonds – The EM asset class has the potential to add significant value to portfolios over the next several years. High quality credits such as Mexico, Russia, and Brazil could see upgrades given large and growing currency reserves and strong fiscal positions. Locally issued EM bonds are an efficient way to take this exposure since they offer currency as well as interest rate/credit exposure.

•

TIPS and Municipals – With its forecast of relatively benign inflation amid a weakening economy, PIMCO does not expect to increase holdings of TIPS in the near term. There is still value, however, in modest TIPS allocations to help offset the risk of a spike in inflation. Municipal bonds have fared poorly recently amid the downturn in credit-related assets and the Treasury rally. PIMCO may add to these currently modest holdings in light of more attractive valuations.

Cumulative Total Return Performance

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Lehman Brothers Aggregate Bond Index is an index of the U.S. investment grade fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Lehman Brothers Aggregate Bond Index is unmanaged, is not available to investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Managers Fremont Bond Fund on October 31, 1997, to a $10,000 investment made in the Lehman Brothers Aggregate Bond Index for the same period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of

5

Managers Fremont Bond Fund

Portfolio Managers’ Comments (continued)

expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Managers Fremont Bond Fund and the Lehman Brothers Aggregate Bond Index from October 31, 1997 through October 31, 2007.

Average Annualized Total Returns[1]	One Year	Five Years	Ten Years
Fremont Bond[2,3,4,5]	5.96%	5.06%	6.43%
Lehman Brothers Aggregate Bond Index	5.38%	4.41%	5.91%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our website at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call 800.835.3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]

Fixed-income funds are subject to the risks associated with investments in debt securities, such as default risk, fluctuations in debtor’s perceived ability to pay its creditors, and changing interest rate risk. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.

[4]

The Fund may use derivative instruments for hedging purposes or as part of its investment strategy. There is a risk that a derivative intended as a hedge may not perform as expected. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative; or that the counterparty may fail to honor its contract terms, causing a loss for the Fund. Use of these instruments may also involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, and the risk that a fund could not close out a position when it would be most advantageous to do so.

[5]

Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

6

Managers Fremont Bond Fund

Fund Snapshots

October 31, 2007

Portfolio Breakdown

Rating	Managers Fremont Bond**	Lehman Brothers Aggregate Bond Index
U.S. Treasury & Agency	13.0%	70.9%
Aaa	50.0%	8.8%
Aa	20.0%	4.8%
A	8.0%	8.1%
Baa	5.0%	7.4%
Ba & lower	4.0%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
FNMA, 5.500%, TBA	11.0%
FNMA, 5.000%, TBA	5.5
U.S. Treasury Inflation Indexed Notes, 3.500%, 01/15/11	3.9
FNMA, 6.000%, TBA	3.9
FNMA, 5.500%, 02/01/35*	3.0
U.S. Treasury Inflation Indexed Notes, 0.875%, 04/15/10	2.4
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-5, Class A2, 4.550%, 08/25/35	2.1
FHLMC Gold Pool, 5.500%, 09/01/37	2.0
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A1, 4.125%, 03/25/35	1.9
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A2, 4.125%, 03/25/35	1.8

Top Ten as a Group	37.5%

*	Top Ten Holding at April 30, 2007.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

7

Managers Fremont Bond Fund

Schedule of Portfolio Investments

October 31, 2007

Security Description	Principal Amount	Value
Corporate Bonds - 52.5%
Asset-Backed Securities - 5.1%
Asset Backed Funding Certificates, Series 2006-OPT3, Class A3A, 4.933%, 11/25/36, (11/25/07)[4]	$1,867,813	$1,844,397
Amortizing Residential Collateral Trust, 5.162%, 07/25/32, (11/25/07)[4]	77,398	74,343
Argent Securities, Inc., 4.923%, 09/25/36, (11/25/07)[4]	722,536	717,300
Asset Backed Securities Corp. Home Equity, 4.923%, 11/25/36, (11/25/07)[4]	1,420,421	1,409,412
Bear Stearns Asset Backed Securities, Inc., 4.952%, 10/25/36 (11/25/07)[4]	1,188,803	1,172,433
Chase Credit Card Master Trust, 5.201%, 02/15/11, (11/15/07)[4]	3,600,000	3,598,810
Citigroup Mortgage Loan Trust, Inc., 4.923%, 11/25/36, (11/25/07)[4]	780,731	773,667
Countrywide Asset-Backed Certificates, 4.923%, 11/25/37, (11/25/07)[4]	1,462,095	1,444,998
EMC Mortgage Loan Trust, Class A, 5.242%, 05/25/40, (11/25/07) (a)[4]	1,429,565	1,417,613
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF15, Class A3, 4.923%, 11/25/36, (11/25/07)[4]	2,756,634	2,702,058
First NLC Trust, 4.942%, 08/25/37, (11/25/07) (a)[4]	2,152,064	2,136,932
First USA Credit Card Master Trust, 5.195%, 04/18/11, (11/18/07)[4]	5,100,000	5,101,953
Fremont Home Loan Trust, 4.933%, 01/25/37, (11/25/07)[4]	1,470,435	1,447,655
GSAMP Trust, Series 2006-HE7, Class A2A, 4.912%, 11/25/46, (11/25/07)[4]	2,673,118	2,644,577
HSI Asset Securitization Corp. Trust, 4.923%, 12/25/36, (11/25/07)[4]	1,160,640	1,141,006
Indymac Residential Asset Backed Trust, 4.933%, 01/25/37, (11/25/07)[4]	1,291,110	1,279,409
JPMorgan Acquisition Corp., Class A, 4.923%, 08/25/36, (11/25/07)[4]	847,588	840,232
Lehman XS Trust, 4.942%, 05/25/46, (11/25/07)[4]	661,482	660,259
Lehman XS Trust, 4.952%, 11/25/46, (11/25/07)[4]	2,410,240	2,366,348
Long Beach Mortgage Loan Trust, 5.152%, 10/25/34, (11/25/07)[4]	52,021	50,786
Morgan Stanley ABS Capital I, Inc., 4.912%, 10/25/36, (11/25/07)[4]	856,180	848,020
Morgan Stanley ABS Capital I, Inc., 4.923%, 10/25/36, (11/25/07)[4]	815,003	805,948
Morgan Stanley IXIC Real Estate Capital Trust, 4.923%, 11/25/36, (11/25/07)[4]	1,608,297	1,592,484
Nelnet Student Loan Trust, 5.183%, 09/25/12, (12/25/07)[4]	762,827	761,993
Option One Mortgage Loan Trust, 4.923%, 01/25/37, (11/25/07)[4]	1,941,024	1,920,348
Park Place Securities, Inc., Series 2005-WCW1, Class A1B, 5.133%, 09/25/35, (11/25/07)[4]	1,942,996	1,928,305
Residential Asset Mortgage Products, Inc., 4.942%, 11/25/36, (11/25/07)[4]	3,329,741	3,310,059
Residential Asset Securities Corp., 4.942%, 11/25/36, (11/25/07)[4]	3,682,611	3,642,407
Residential Asset Securities Corp., 4.942%, 11/25/36, (11/25/07)[4]	2,031,762	2,009,393
Saxon Asset Securities Trust, 4.933%, 11/25/36, (11/25/07)[4]	861,195	851,059
Securitized Asset Backed Receivables LLC Trust, 4.933%, 12/25/36, (11/25/07)[4]	2,980,328	2,868,441
Securitized Asset Backed Receivables LLC Trust, Series 2007-NC2, Class A2A, 4.912%, 01/25/37, (11/25/07)[4]	2,727,315	2,686,070
Structured Asset Securities Corp., 4.923%, 10/25/36, (11/25/07)[4]	2,255,029	2,223,419
Structured Asset Securities Corp., 5.162%, 01/25/33, (11/25/07)[4]	77,557	75,044
U.S. Small Business Administration Participation Certificates, 5.130%, 09/01/23	142,689	143,093
U.S. Small Business Administration Surety Bonds, 6.344%, 08/01/11	1,462,531	1,493,035
U.S. Small Business Administration Surety Bonds, 7.449%, 08/01/10	27,066	27,590
Wells Fargo Home Equity Trust, 4.992%, 12/25/35, (11/25/07) (a)[4]	1,239,137	1,233,215
Total Asset-Backed Securities		61,244,111

The accompanying notes are an integral part of these financial statements.

8

Managers Fremont Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Finance - 28.2%
American Express Bank Ltd., 5.058%, 10/20/09, (11/20/07)[4]	$2,300,000		$2,289,388
American Express Bank Ltd., 5.070%, 10/16/08, (11/16/07)[4]	3,100,000		3,092,482
American Express Centurion Bank, 4.668%, 05/07/08, (12/07/07)[4]	2,200,000		2,197,026
American Express Centurion Bank, 5.130%, 06/12/09, (11/13/07)[4]	1,500,000		1,494,272
American Express Credit Co., 5.182%, 11/09/09, (11/09/07)[4]	2,400,000		2,381,988
American International Group, Inc., 5.050%, 10/01/15	400,000		388,412
American International Group, Inc., 5.110%, 06/15/09, (11/16/07) (a)[4]	3,100,000	[2]	3,099,504
ANX National Bank, Ltd., 4.915%, 08/07/09, (02/08/08) (a)[4]	2,500,000		2,492,438
Bank of America Corp., 5.607%, 6/19/2009, (12/19/07)[4]	10,500,000		10,467,860
Bank of America Corp., 6.000%,10/15/36, (12/19/07)	900,000		876,476
Bank of Ireland, 5.282%, 01/15/10, (01/15/08)[4]	7,400,000		7,414,785
Bank of Ireland, 5.607%, 12/19/08, (12/19/07)[4]	4,200,000		4,198,916
Barclays Bank PLC, 5.450%, 09/12/12	17,300,000		17,471,495
Bear Stearns Co., Inc., 5.284%, 01/30/09, (01/30/08)[4]	2,700,000		2,675,457
Bear Stearns Co., Inc., 5.288%, 03/30/09, (12/31/07)[4]	2,400,000		2,380,054
Bear Stearns Co., Inc., 5.494%, 07/16/09[4]	1,600,000		1,583,323
Bear Stearns Co., Inc., 5.590, 08/21/09, (11/21/07)[4]	4,800,000		4,690,334
Bear Stearns Co., Inc., 6.950%, 08/10/12	5,800,000		6,042,104
C10 Capital SPV, Ltd., 6.722%, 12/31/49 (a)[5,6]	1,500,000	[2]	1,450,473
Calyon NY, 5.204%, 01/16/09, (01/16/08)[4]	3,500,000		3,496,136
China Development Bank, 5.000%, 10/15/15	300,000		291,681
Chrysler FINCO Term Loan, 9.360%, 08/03/12[5]	6,000,000		5,999,424
CIT Group, Inc., 5.134%, 01/30/09, (01/30/08)[4]	5,400,000		5,254,011
CIT Group, Inc., 5.640%, 08/17/09, (11/19/07)[4]	2,400,000		2,306,671
Citigroup Funding, Inc., 5.200%, 06/26/09, (12/27/07)[4]	1,600,000		1,593,974
Citigroup Global Markets Holdings, Inc., 5.794%, 03/17/09, (12/17/07)[4]	2,200,000		2,202,358
Citigroup, Inc., 5.024%, 1/30/09, (01/30/08)[4]	2,500,000		2,499,305
Citigroup, Inc., 5.228%, 12/28/09, (12/28/07)[4]	300,000		299,196
Citigroup, Inc., 5.240%, 12/26/08, (12/27/07)[4]	5,000,000		5,001,050
Citigroup, Inc., 5.300%, 10/17/12	300,000		301,208
Citigroup, Inc., 5.500%, 08/27/12	500,000		506,674
Citigroup, Inc., 5.714%, 12/28/08, (12/10/07)[4]	400,000		399,349
Citigroup, Inc., 6.000%, 08/15/17	4,200,000		4,288,582
Citigroup, Inc., 6.125%, 08/25/36	4,900,000		4,795,689
Credit Agricole (London), 5.505%, 05/28/09, (11/28/07) (a)[4]	1,900,000		1,902,101
Credit Agricole (London), 5.555%, 05/28/10, (11/28/07) (a)[4]	2,200,000		2,203,194
Deutsche Bank AG London, 6.000%, 09/01/17	5,000,000		5,124,270
Ford Motor Credit Co., 5.800%, 01/12/09	6,200,000		5,983,143
Ford Motor Credit Co., 7.875%, 6/15/10	2,000,000		1,929,176
Ford Motor Credit Company LLC., 6.375%, 11/05/08	6,100,000		6,035,627
Fortis Bank NY, 4.697%, 06/30/08, (11/30/07)[4]	4,500,000		4,493,848
Fortis Bank NY, 5.148%, 09/30/08, (12/31/07)[4]	3,100,000		3,093,952

The accompanying notes are an integral part of these financial statements.

9

Managers Fremont Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Finance - 28.2% (continued)
GAZ Capital, 6.212%, 11/22/16 (a)	$400,000		$395,400
General Electric Capital Corp., 5.095%, 10/26/09, (01/28/08)[4]	6,000,000		5,986,218
General Electric Capital Corp., 5.250%, 1/20/10, (01/22/08)[4]	3,900,000		3,893,647
General Electric Capital Corp., 5.280%, 10/21/10, (01/22/08)[4]	5,000,000	[2]	4,985,490
General Electric Capital Corp., 5.284%, 01/05/09, (01/07/08)[4]	2,500,000		2,498,288
General Electric Capital Corp., 5.500%, 09/15/67 (a)[5]	5,500,000		7,998,781
General Electric Capital Corp., 5.628%, 08/15/11, (11/15/07)[4]	3,600,000		3,581,082
GMAC LLC, 6.808%, 05/15/09, (11/15/07)[4]	3,200,000		3,011,904
GMAC LLC, 6.000%, 12/15/11	400,000		355,214
Goldman Sachs Group, Inc., 5.250%, 12/23/08, (12/24/07)[4]	100,000		99,783
Goldman Sachs Group, Inc., 5.300%, 12/22/08, (12/24/07)[4]	8,800,000		8,782,057
Goldman Sachs Group, Inc., 5.300%, 06/23/09, (12/24/07)[4]	4,300,000		4,290,213
Goldman Sachs Group, Inc., 5.610%, 11/16/09, (11/16/07)[4]	1,300,000		1,297,769
Goldman Sachs Group, Inc., 6.250%, 09/01/17	3,200,000		3,260,678
Goodyear Tire & Rubber 2nd Lien Term B Loan, 6.430%, 04/20/14[5]	2,000,000		1,947,916
HBOS PLC, 5.920%, 09/01/49 (a)[5,6]	400,000		364,092
HBOS Treasury Services PLC, 5.254% 7/17/09, (01/17/08) (a)[4]	3,600,000		3,596,216
HSBC Finance Corp., 5.240%, 10/21/09, (01/22/08)[4]	1,600,000		1,591,742
HSBC Finance Corp., 5.824%, 09/15/08, (12/17/07)[4]	5,900,000		5,898,525
HSBC Holdings PLC, 6.500%, 05/02/36	800,000		792,312
HSBC Holdings PLC, 6.500%, 09/15/37	900,000		894,611
ICICI Bank, Ltd., 5.787%, 01/12/10, (01/14/08) (a)[4]	3,400,000		3,361,859
JP Morgan Chase & Co., 4.906%, 06/26/09, (11/26/07)[4]	1,800,000		1,793,950
JP Morgan Chase Capital XX, 6.550%, 09/29/36	400,000		376,213
JPMorgan Chase Bank NA, 6.000%, 10/01/17	3,200,000		3,251,229
KBC Bank Fund Trust II, 6.875%, 06/30/49[5,6]	€1,900,000		2,814,290
Korea Development Bank, 5.370%, 04/03/10, (01/03/08)[4]	7,100,000		7,081,377
Lehman Brothers Holdings, Inc., 5.260%, 12/23/08, (12/24/07)[4]	200,000		198,300
Lehman Brothers Holdings, Inc., 5.270%, 10/22/08, (01/22/08)[4]	3,900,000		3,881,097
Lehman Brothers Holdings, Inc., 5.320%, 04/03/09, (01/03/08)[4]	4,700,000		4,640,728
Lehman Brothers Holdings, Inc., 5.429%, 7/18/11, (01/18/08)[4]	1,700,000		1,652,922
Lehman Brothers Holdings, Inc., 5.630%, 11/16/09, (11/16/07)[4]	1,200,000		1,183,789
Lehman Brothers Holdings, Inc., 5.645%, 05/25/10, (11/26/07)[4]	1,000,000		985,300
Lloyds TSB Capital, 7.375%, 02/07/49[5,6]	€1,800,000		2,783,579
Merrill Lynch & Co., Inc., 5.191%, 10/23/08, (01/23/08)[4]	4,300,000		4,282,976
Merrill Lynch & Co., Inc., 5.284%, 7/25/11, (01/25/08)[4]	3,000,000		2,923,581
Merrill Lynch & Co., Inc., 5.665%, 08/14/09, (11/14/07)[4]	2,200,000		2,175,105
Merrill Lynch & Co., Inc., 5.701%, 12/04/09, (12/04/07)[4]	2,100,000		2,072,832
Merrill Lynch & Co., Inc., 6.400%, 08/28/17	2,300,000		2,324,214
Met Life Glob Funding I, 5.560%, 05/17/10, (11/19/07) (a)[4]	4,100,000		4,069,594
Metlife, Inc., 6.400%, 12/15/36	800,000		760,263
Morgan Stanley & Co., Inc., 5.037%, 11/21/08, (11/21/07)[4]	1,800,000		1,792,528
Morgan Stanley & Co., Inc., 5.332%, 01/15/10, (01/15/08)[4]	4,600,000		4,557,317

The accompanying notes are an integral part of these financial statements.

10

Managers Fremont Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Finance - 28.2% (continued)
Morgan Stanley & Co., Inc., 5.470% 2/9/09, (11/09/07)[4]	$1,400,000		$1,396,020
MUFG Capital Finance 1, Ltd., 6.346%, 7/29/49[5,6]	400,000		382,002
Nordea Bank Finland PLC, 4.695%, 03/31/08, (11/30/07)[4]	1,800,000		1,799,309
Nordea Bank Finland PLC, 5.109%, 04/09/09, (11/09/07)[4]	4,700,000		4,694,134
Nordea Bank Finland PLC, 5.442%, 05/28/08, (11/28/07)[4]	1,800,000		1,800,038
Petroleum Export Ltd. (Cayman), 5.265%, 06/15/11 (a)	239,434		238,800
Residential Capital LLC, 8.095%, 05/22/09, (11/23/07)[4]	2,500,000		1,953,125
Resona Bank Ltd., 5.850%, 04/15/49 (a)[5,6]	500,000		463,964
Royal Bank of Scotland Group PLC, 4.801%, 03/26/08, (11/26/07)[4]	900,000		899,368
Royal Bank of Scotland Group PLC, 5.230%, 07/21/08, (01/22/08) (a)[4]	1,800,000		1,799,847
Royal Bank of Scotland Group PLC, 9.118%, 03/31/49[6]	1,000,000	[2]	1,070,161
Santander, 6.671%, 10/29/49 (a)[5,6]	2,100,000	[2]	2,094,916
Santander US Debt SA Unipersonal, 5.298%, 9/19/08, (12/21/07) (a)[4]	11,600,000		11,595,638
Skandinav Enskilda Bank/NY, 5.490%, 02/13/09, (11/13/07)[4]	400,000		399,499
SLM Corp. Bridge Term Loan, 6.000%, 06/30/08[5]	2,500,000		2,490,229
SMFG Preffered Capital, Ltd., 6.078%, 01/29/49 (a)[5,6]	1,100,000		1,034,451
Societe Generale N.A., 4.768%, 06/30/08, (11/29/07)[4]	2,000,000		2,000,748
State Street Capital Trust IV, 6.694%, 06/15/37, (12/15/07)[4]	300,000		271,995
TNK- BP Finance SA, 6.125%, 03/20/12 (a)	400,000		380,040
Unicredito Italiano, 4.855%, 05/06/08, (02/06/08)[4]	800,000		799,118
Unicredito Italiano, 5.506%, 05/29/08, (11/29/07)[4]	2,300,000		2,298,790
Unicredito Luxembourg Finance SA, 5.143%, 10/24/08, (01/24/08) (a)[4]	10,900,000		10,876,979
USB Capital IX, 6.189%, 3/29/49[5,6]	300,000		302,693
Verizon Idearc, Inc. Term B Loan, 6.875%, 11/17/14[5]	5,260,250		5,194,223
Wachovia Corp., 5.200%, 10/03/08, (01/03/08)[4]	7,200,000		7,187,400
Wachovia Corp., 5.671%, 12/01/09, (12/03/07)[4]	4,500,000		4,480,798
Westpac Banking Corp., 4.638%, 06/06/08, (12/06/07)[4]	1,400,000		1,399,055
Total Finance			340,475,727
Industrial - 6.4%
Amgen, Inc., 5.585%, 11/28/08, (11/28/07) (a)[4]	4,400,000		4,393,422
AstraZeneca PLC, 5.900%, 09/15/17	800,000		819,516
AstraZeneca PLC, 6.450%, 09/15/37	700,000		740,116
AT&T, Inc., 4.978%, 02/05/10, (02/05/08)[4]	1,200,000		1,193,126
BellSouth Corp., 5.657%, 08/15/08, (11/15/07)[4]	3,600,000		3,597,354
Codelco, Inc., 6.150%, 10/24/36 (a)	300,000		300,679
Comcast Corp., 5.875%, 02/15/18	600,000		599,983
Comcast Corp., 6.450%, 03/15/37	600,000		606,839
DaimlerChrysler N.A. Holdings Corp., 5.327%, 08/03/09, (02/04/08)[4]	2,200,000		2,202,959
DaimlerChrysler N.A. Holdings Corp., 6.053%, 03/13/09, (12/13/07)[4]	2,900,000		2,897,813
DnB NOR Bank ASA, 5.313%, 10/13/09, (01/14/08) (a)[4]	13,100,000		13,116,440
General Electric Capital Corp., 5.443%, 01/08/16, (01/08/08)[4]	1,000,000		983,437
Heinz (H.J.) Co., 6.428%, 12/01/08 (a)	400,000		407,077
IBM Corp., 5.700%, 09/14/17	16,100,000		16,371,913

The accompanying notes are an integral part of these financial statements.

11

Managers Fremont Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrial - 6.4% (continued)
Peabody Energy Corp., 7.875%, 11/01/26	$800,000		$840,000
Qwest Capital Funding, Inc., 7.250%, 02/15/11	1,813,000	[2]	1,831,130
Ras Laffan Liquefied Natural Gas Co., Ltd, 5.298%, 09/30/20 (a)	900,000		871,110
Rohm & Haas Holdings Co., 6.000%, 09/15/17	1,100,000		1,116,646
GazProm OAO, 10.500%, 10/21/09	2,100,000		2,295,369
Sonat Inc., 7.625%, 07/15/11	1,300,000		1,346,716
Telefonica Emisiones SAU, 5.888%, 6/19/09, (12/20/07) [4]	3,000,000		3,002,691
Tennessee Gas Pipeline Co., 7.000%, 10/15/28	6,145,000		6,306,030
Time Warner, Inc., 5.730%, 11/13/09, (11/13/07) [4]	2,000,000		1,989,290
Time Warner, Inc., 5.875%, 11/15/16	1,200,000		1,194,252
Vale Overseas, Ltd., 6.250%, 01/23/17	500,000		508,057
Vale Overseas, Ltd., 6.875%, 11/01/36	500,000		522,272
VTB Capital SA, 5.511%, 08/01/08, (02/01/08) (a) [4]	2,200,000		2,180,750
Wal-Mart Stores, Inc., 5.594%, 06/16/08, (12/16/07) [4]	5,100,000		5,103,126
Total Industrial			77,338,113
Mortgage-Backed Securities - 12.1%
American Home Mortgage Investment Trust, 4.390%, 02/25/45, (11/25/09) [4]	1,133,058		1,116,330
Arkle Master Issuer PLC, Series 2006-1A, Class 1A, 5.025%, 11/19/07, (11/17/07) (a) [4]	5,800,000		5,797,245
Bank of America Funding Corp., 4.111%, 05/25/35[5]	1,578,956		1,553,533
Bear Stearns Adjustable Rate Mortgage Trust, 5.038%, 04/25/33[5]	916,561		913,687
Bear Stearns Adjustable Rate Mortgage Trust, 5.605%, 02/25/33[5]	220,801		219,928
Bear Stearns Adjustable Rate Mortgage Trust, 6.255%, 11/25/30[5]	55,369		55,183
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A2, 4.125%, 03/25/35, (12/25/08) [4]	22,327,225		21,932,033
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A1, 4.125%, 03/25/35, (01/25/09) [4]	22,610,098		22,396,354
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-5, Class A2, 4.550%, 08/25/35, (10/25/09) [4]	25,732,482		25,864,909
Bear Stearns Alt-A Trust, 5.373%, 05/25/35[5]	2,210,957		2,218,440
Bear Stearns Alt-A Trust, Series 2005-7, Class 22A1, 5.520%, 09/25/35[5]	1,046,573		1,047,260
Bear Stearns Mortgage Funding Trust, 4.942%, 02/25/37, (11/25/07)[4]	3,791,759		3,747,137
Citigroup Mortgage Loan Trust, Inc., 4.700%, 12/25/35, (07/25/10)[4]	650,858		641,231
Citigroup Mortgage Loan Trust, Inc., 4.747%, 08/25/35, (10/25/08)[4]	16,226,020		16,102,415
Citigroup Commercial Mortgage Trust, 5.161%, 11/15/36, (11/15/07) (a)[4]	924,883		923,119
Countrywide Alternative Loan Trust, 5.053%, 04/25/07, (11/25/07)[4]	1,836,861		1,777,495
Countrywide Home Loans, Inc., 5.250%, 02/20/36, (09/20/10)[4]	672,834		672,836
Greenpoint Mortgage Funding Trust, 4.952%, 12/25/36, (11/25/07)[4]	2,254,239		2,241,076
Greenpoint Mortgage Funding Trust, 4.952%, 10/25/46, (11/25/07)[4]	2,244,874		2,226,179
GS Mortgage Securities Corp. II, 5.212%, 03/06/20, (11/06/07) (a)[4]	2,605,688		2,583,715
GSR Mortgage Loan Trust, Series 2005-AR7, Class 6A1, 5.250%, 11/25/35[5]	2,466,946		2,366,078
IMPAC Secured Assets Corp, 4.952%, 01/25/37, (11/25/07)[4]	1,466,612		1,451,017
Indymac Index Mortgage Loan Trust, 4.963%, 11/25/46, (11/25/07)[4]	1,314,781		1,308,405
Indymac Index Mortgage Loan Trust, Series 2005-AR31, Class 1A1, 5.171%. 01/25/36[5]	3,124,158		3,117,009
JP Morgan Mortgage Trust, Series 2005-A1, Class 6T1, 5.023%, 02/25/35[5]	1,801,882		1,750,202
Lehman Brothers Floating Rate Commercial Mortgage Trust, 5.171%, 09/15/21, (11/15/07) (a)[4]	425,960		425,908

The accompanying notes are an integral part of these financial statements.

12

Managers Fremont Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Mortgage-Backed Securities - 12.1% (continued)
Merrill Lynch Mortgage Investors, Inc., Series 2005-A10, Class A, 5.082%, 02/25/36, (11/25/07) [4]	$1,168,928	$1,156,933
MLCC Mortgage Investors, Inc., Series 2005-3, Class 4A, 5.122%, 11/25/35, (11/25/07)[4]	408,929	407,413
Prime Mortgage Trust, 5.272%, 02/25/19, (11/25/07)[4]	90,316	90,251
Prime Mortgage Trust, 5.272%, 02/25/34, (11/25/07)[4]	437,223	432,134
Prudential Home Mortgage Securities, 7.000%, 06/25/08	735	733
Structured Asset Mortgage Investments, Inc., 5.351%, 09/19/32, (11/19/07)[4]	619,115	618,431
Structured Asset Mortgage Investments, Inc., Series 2005-AR5, Class A2, 5.271%, 07/19/35, (11/19/07)[4]	1,416,304	1,410,215
Structured Asset Securities Corp., 5.322%, 10/25/35 (a)[5]	2,232,479	2,221,027
Structured Asset Securities Corp., 7.188%, 01/25/32[5]	31,996	31,886
Thornburg Mortgage Securities Trust, 4.982%, 12/25/36, (11/25/07)[4]	1,916,006	1,893,851
Wachovia Bank Commercial Mortgage Trust, 5.171%, 06/15/20, (11/25/07) (a)[4]	3,282,389	3,278,801
Wachovia Bank Commercial Mortgage Trust, Series 2006-WL7A Class A1,
5.181%, 09/15/21, (11/15/07) (a)[4]	6,187,603	6,168,157
Washington Mutual MSC Mortgage Pass-Through, 6.925%, 02/25/31[5]	128,510	128,034
Washington Mutual Mortgage Pass-Through Certificates, 6.133%, 11/25/42, (11/25/07)[4]	361,261	362,401
Washington Mutual, Series 2005-AR13, Class A1A1, 5.162%, 10/25/45, (11/25/07)[4]	478,597	470,476
Wells Fargo Mortgage Backed Securities, 4.950%, 03/25/36[5]	2,859,901	2,831,656
Total Mortgage-Backed Securities		145,951,123
Utilities - 0.7%
Enel Finance International SA, 6.800%, 09/15/37 (a)	5,800,000	6,096,241
Transocean, Inc., 5.869%, 09/05/08, (12/05/07)[4]	2,200,000	2,196,306
Total Utilities		8,292,547
Total Corporate Bonds (cost $629,129,323)		633,301,621
Foreign Government and Agency Obligations - 0.3%
Republic of Brazil, 10.250%, 01/10/28	1,250,000	729,495
Export-Import Bank of China, The, 4.875%, 07/21/15 (a)	300,000	289,526
Export-Import Bank of Korea, 5.711%, 06/01/09, (12/03/07)[4]	2,700,000	2,704,328
Total Foreign Government and Agency Obligations (cost $ 3,717,181)		3,723,349
U.S. Government and Agency Obligations - 74.4%
Federal Home Loan Mortgage Corporation - 10.9%
FHLMC, 4.903%, 11/01/35, (09/01/09)[4]	4,423,691	4,459,079
FHLMC, 5.000%, 10/01/18 to 11/01/18	1,944,430	1,922,360
FHLMC, 5.241%, 07/15/19 to 10/15/20, (11/15/07) [4]	39,178,391	39,057,278
FHLMC, 5.321%, 02/15/19, (11/15/07)[4]	13,783,900	13,742,044
FHLMC, 5.391%, 05/15/36, (11/15/07)[4]	1,739,971	1,741,000
FHLMC, 5.591%, 09/15/30, (11/15/07)[4]	70,848	70,972
FHLMC, 6.000%, 02/01/16 to 09/01/16	271,767	276,909
FHLMC, 6.500%, 01/01/26	13,538,829	14,105,187
FHLMC, 7.000%, 11/15/20	36,698	36,626
FHLMC, 7.364%, 07/01/30, (07/01/08)[4]	3,746	3,828
FHLMC, 7.500%, 08/15/30	482,166	507,123
FHLMC Gold Pool, 4.500%, 02/01/14	297,743	294,726
FHLMC Gold Pool, 5.500%, 09/01/37	23,935,971	23,568,665

The accompanying notes are an integral part of these financial statements.

13

Managers Fremont Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Federal Home Loan Mortgage Corporation - 10.9% (continued)
FHLMC Gold Pool, 5.500%, TBA	$9,000,000	$8,859,375
FHLMC Gold Pool, 6.000%, 05/01/16 to 01/01/37	4,032,809	4,060,595
FHLMC Gold Pool, 6.000%, TBA	18,000,000	18,112,500
FHLMC Structured Pass Through Securities, 6.183%, 02/25/45, (11/25/07) [4]	266,686	267,562
Total Federal Home Loan Mortgage Corporation		131,085,829
Federal National Mortgage Association - 50.4%
FNMA, 3.500%, 07/01/11	497,710	479,051
FNMA, 4.000%, 05/01/14	384,338	375,072
FNMA, 4.500%, 05/01/21	161,777	156,547
FNMA, 4.672%, 5/25/35[5]	500,000	497,840
FNMA, 4.673%, 09/01/35, (08/01/10) [4]	4,359,704	4,338,699
FNMA, 4.832%, 06/01/35, (06/01/10) [4]	7,178,211	7,153,329
FNMA, 4.933%, 12/25/36, (11/25/07) [4]	1,258,168	1,248,775
FNMA, 5.000%, 05/01/14 to 09/01/37	76,669,990	71,712,486
FNMA, 5.000%, TBA	65,653,438	66,229,236
FNMA, 5.500%, 12/01/16 to 07/01/37	218,894,349	214,150,692
FNMA, 5.500%, TBA	158,023,594	157,655,665
FNMA, 5.549%, 05/01/36, (11/01/07) [4]	1,228,575	1,243,062
FNMA, 5.557%, 05/01/36, (11/01/07) [4]	2,172,965	2,198,606
FNMA, 6.000%, 04/01/16 to 10/01/37	22,346,634	22,941,443
FNMA, 6.000%, TBA	47,384,843	47,345,168
FNMA, 6.183%, 07/01/44, (11/01/07) [4]	482,721	489,344
FNMA, 6.500%, 07/01/36	312,194	319,628
FNMA, 6.500%, TBA	7,600,000	7,779,314
FNMA Whole Loan, Series 2003-W1, Class 1A1, 6.500%, 12/25/42	415,088	427,057
FNMA, 7.200%, 05/25/23	1,026,778	1,086,294
FNMA, 7.500%, 02/25/08	9,157	9,155
Total Federal National Mortgage Association		607,836,463
Government National Mortgage Association - 1.1%
GNMA, 5.750%, 08/20/25, (10/01/08) [4]	37,827	38,156
GNMA, 6.000%, 05/15/37 to 06/15/37	2,985,820	3,024,175
GNMA, 6.125%, 11/20/24 to 11/20/29, (01/01/08) [4]	487,004	492,497
GNMA, 6.375%, 04/20/21, (07/01/08) [4]	11,677	11,816
GNMA, 6.375%, 03/20/24, (04/01/08) [4]	57,686	58,306
GNMA, 6.500%, 06/20/28	1,263,874	1,304,748
GNMA, 6.750%, 10/16/40[5]	8,089,302	8,342,228
Total Government National Mortgage Association		13,271,926
United States Treasury Securities - 12.0%
U.S. Treasury Bills, 3.828%, 12/13/07[7]	7,070,000	7,038,242
U.S. Treasury Inflation Indexed Notes, 0.875%, 04/15/10	29,923,536	29,245,588
U.S. Treasury Inflation Indexed Notes, 1.875%, 07/15/13	11,547,522	11,517,752
U.S. Treasury Inflation Indexed Notes, 2.000%, 04/15/12	3,893,784	3,904,434

The accompanying notes are an integral part of these financial statements.

14

Managers Fremont Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
United States Treasury Securities - 12.0% (continued)
U.S. Treasury Inflation Indexed Notes, 2.000%, 01/15/14	$1,240,844	$1,240,263
U.S. Treasury Inflation Indexed Notes, 2.000%, 07/15/14	20,958,7102	20,958,731
U.S. Treasury Inflation Indexed Notes, 2.375%, 04/15/11	2,618,9252	2,660,461
U.S. Treasury Inflation Indexed Notes, 2.625%, 07/15/17	3,922,503	4,099,326
U.S. Treasury Inflation Indexed Notes, 3.500%, 01/15/11	45,264,366	47,654,913
U.S. Treasury Notes, 4.500%, 05/15/17	8,379,148	8,326,593
U.S. Treasury Inflation Indexed Bonds, 2.000%, 01/15/26	2,625,625	2,536,805
U.S. Treasury Inflation Indexed Bonds, 2.375%, 01/15/25	4,976,370	5,082,899
U.S. Treasury Inflation Indexed Bonds, 3.625%, 04/15/28	644,405	793,777
Total U.S. Treasury Securities		145,059,784
Total U.S. Government and Agency Obligations (cost $897,818,487)		897,254,002
Municipal Bonds - 0.3%
Badger Tobacco Asset Securitization Corp. (WI), 6.000%, 06/01/17	2,600,000	2,721,186
State of Texas, Transportation Commission-Mobility Fund, Series A, 4.750%, 04/01/35	1,200,000	1,200,696
Truckee Meadows, NV Water Authority Revenue, Series A, 5.000%, 07/01/36 (MBIA Insured) [5]	67,000	73,963
Total Municipal Bonds (cost $3,814,235)		3,995,845

	Shares
Municipal Funds - 0.5%
Dreyfus Municipal Income, Inc.	37,500	320,625
DWS Municipal Income Trust	55,000	584,650
MFS Municipal Income Trust	53,800	393,278
Nuveen Performance Plus Municipal Fund	55,000	747,450
Nuveen Premium Income Municipal Fund II	55,000	728,750
Nuveen Premium Income Municipal Fund IV	55,000	647,900
Nuveen Quality Income Municipal Fund	55,000	750,200
Putnam Municipal Bond Fund	32,257	378,697
Van Kampen Advantage Municipal Income Trust II	61,796	746,496
Van Kampen Trust for Investment Grade Municipals	55,000	776,050
Total Municipal Funds (cost $6,544,620)		6,074,096
Preferred Stock - 0.5%
DG Funding Trust, 7.448%, 12/31/07 (a) [4] (cost $6,037,773)	573	6,043,359
Options and Swaptions - 0.4%
3-Month USD-JPY (Call), $105.40, 03/31/10	3,000,000	141,171
3-Month USD-JPY (Put), $105.40, 03/31/10	3,000,000	128,997
3-Month USD-LIBOR-BBA (Call), 4.750%, 02/01/08	32,000,000	99,044
3-Month USD-LIBOR-BBA (Call), 4.750%, 03/31/08	81,200,000	567,864
3-Month USD-LIBOR-BBA (Call), 4.750%, 03/31/08	97,600,000	682,556
3-Month USD-LIBOR-BBA (Call), 4.750%, 09/26/08	9,000,000	73,169
3-Month USD-LIBOR-BBA (Call), 5.000%, 02/01/08	77,500,000	735,115
3-Month USD-LIBOR-BBA (Call), 5.250%, 12/15/08	197,000,000	2,142,158
3-Month USD-LIBOR-BBA (Call), 4.750%, 12/15/08	64,300,000	528,906
3-Month USD-LIBOR-BBA (Call), 5.200%, 02/01/11	5,000,000	65,245
Total Options and Swaptions (cost $2,763,639)		5,164,225

The accompanying notes are an integral part of these financial statements.

15

Managers Fremont Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Short-Term Investments - 3.2%
Commercial Paper - 0.2%
UniCredito Italiano Bank (Ireland) p.l.c., Discount Notes, 5.180%, 11/27/07	$2,600,000	$2,590,848

	Shares
Other Investment Companies - 3.0%[1]
Bank of New York Institutional Cash Reserves Fund, 5.09%[3]	17,452,382	17,452,382
Dreyfus Cash Management Fund, Institutional Class Shares, 4.94%	18,944,151	18,944,151
Total Other Investment Companies		36,396,533
Total Short-Term Investments (cost $38,986,797)		38,987,381
Total Investments - 132.1% (cost $1,588,812,055)		1,594,543,878
Other Assets, less Liabilities - (32.1)%		(387,471,581)
Net Assets - 100.0%		$1,207,072,297

Note: Based on the cost of investments of $1,588,845,711 for Federal income tax purposes at October 31, 2007, the aggregate gross unrealized appreciation and depreciation were $14,769,134 and $9,070,967, respectively, resulting in net unrealized appreciation of investments of $5,698,167.

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At October 31, 2007, the value of these securities amounted to $119,302,623, or 9.9% of net assets.

[1]	Yield shown for an investment company represents the October 31, 2007, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares, amounting to a market value of $17,011,349, or 1.4% of net assets, were out on loan to various brokers.
[3]	Collateral received from brokers for securities lending was invested in this short-term investment.

[4]	Floating Rate Security. The rate listed is as of October 31, 2007. Date in parenthesis represents the security’s next coupon rate reset.

[5]	Variable Rate Security. The rate listed is as of October 31, 2007 and is periodically reset subject to terms and conditions set forth in the debenture.

[6]	Perpetuity Bond. The date shown is the final call date.

[7]	Security held as collateral for futures contracts, amounting to a market value of $7,038,242, or 0.6% of net assets.

Investment Definitions and Abbreviations:

BBA:	British Banker’s Association
EURIBOR:	Euro Inter-Bank Offered Rate
FHLMC:	Federal Home Loan Mortgage Corp.
FNMA:	Federal National Mortgage Association
GBP:	British Pound
GNMA:	Government National Mortgage Association
JPY:	Japanese Yen
LIBOR:	London Inter-Bank Offered Rate
TBA:	To Be Announced
USD:	United States Dollar

Abbreviations have been used throughout the portfolio to indicate amounts shown in currencies other than the U.S. dollar

(USD): € : Euro

The accompanying notes are an integral part of these financial statements.

16

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Managers Fremont Bond Fund

Statement of Assets and Liabilities

October 31, 2007

Assets:
Investments at value* (including securities on loan valued at $17,011,349)	$1,594,543,878
Cash	4,074,488
Foreign currency**	7,109,573
Receivable for investments sold	220,445,944
Receivable for delayed delivery securities sold	24,832,613
Receivable for Fund shares sold	1,494,592
Swaps at value, long (premiums paid $321,515,283)	405,556,255
Unrealized appreciation on foreign currency contracts	8,723,378
Dividends, interest and other receivables	7,403,184
Prepaid expenses	10,829

Total assets	2,274,194,734

Liabilities:
Payable for investments purchased	612,340,306
Payable for Fund shares repurchased	1,167,046
Payable upon return of securities loaned	17,452,382
Payable for delayed delivery securities purchased	24,779,139
Options written (premiums received $2,676,498)	3,646,302
Variation margin payable	2,457,404
Swaps at value, short (premiums received $320,653,699)	403,131,714
Unrealized depreciation on foreign currency contracts	687,416
Dividends payable to shareholders	489,265
Accrued expenses:
Investment advisory and management fees	325,194
Administrative fees	201,668
Other	444,601

Total liabilities	1,067,122,437

Net Assets	$1,207,072,297

Shares outstanding	115,941,033

Net asset value, offering and redemption price per share	$10.41

Net Assets Represent:
Paid-in capital	$1,194,781,831
Undistributed net investment loss	(1,709,097)
Accumulated net realized loss from investments, options, futures, swaps, foreign currency contracts and transactions	(7,295,410)
Net unrealized appreciation of investments, options, futures, swaps, foreign currency contracts and translations	21,294,973

Net Assets	$1,207,072,297

* Investments at cost	$1,588,812,055
** Foreign currency at cost	$6,983,837

The accompanying notes are an integral part of these financial statements.

18

Managers Fremont Bond Fund

Statement of Operations

For the fiscal year ended October 31, 2007

Investment Income:
Interest income	$62,295,684
Dividend income	1,036,332
Securities lending fees	34,508

Total investment income	63,366,524

Expenses:
Investment advisory and management fees	4,642,137
Administrative fees	2,901,336
Custodian fees	439,652
Transfer agent fees	355,498
Professional fees	300,235
Reports to shareholders	92,950
Trustees fees and expenses	61,880
Registration fees	45,575
Insurance	45,430
Miscellaneous	8,481

Total expenses before offsets	8,893,174

Expense reimbursements	(1,329,458)
Fee waivers	(580,267)
Expense reductions	(20,243)

Net expenses	6,963,206

Net investment income	56,403,318

Net Realized and Unrealized Gain (Loss):
Net realized loss on investments, options, futures, and swap transactions	(7,202,361)
Net realized gain on foreign currency contracts and transactions	281,987
Net unrealized appreciation of investments, options, futures, swaps, foreign currency contracts and translations	17,679,216

Net realized and unrealized gain	10,758,842

Net increase in net assets resulting from operations	$67,162,160

The accompanying notes are an integral part of these financial statements.

19

Managers Fremont Bond Fund

Statement of Changes in Net Assets

For the fiscal year ended October 31,

	2007	2006
Increase (Decrease) in Net Assets From Operations:
Net investment income	$56,403,318	$49,429,933
Net realized loss on investments, options, futures, swaps, foreign currency contracts and transactions	(6,920,374)	(7,544,958)
Net unrealized appreciation of investments, options, futures, swaps, foreign currency contracts and translations	17,679,216	7,507,079

Net increase in net assets resulting from operations	67,162,160	49,392,054

Distributions to Shareholders:
From net investment income	(56,156,859)	(48,914,309)

From Capital Share Transactions:
Proceeds from the sale of shares	226,861,632	369,012,726
Reinvestment of dividends	52,581,882	44,650,870
Cost of shares repurchased	(246,627,792)	(222,019,862)

Net increase from capital share transactions	32,815,721	191,643,734

Total increase in net assets	43,821,022	192,121,479

Net Assets:
Beginning of year	1,163,251,275	971,129,796

End of year	$1,207,072,297	$1,163,251,275

End of year undistributed net investment income (loss)	($1,709,097)	$1,389,898

Share Transactions:
Sale of shares	22,117,028	35,957,793
Shares issued in connection with reinvestment of dividends	5,134,152	4,364,095
Shares repurchased	(24,153,549)	(21,686,576)

Net increase in shares	3,097,631	18,635,312

The accompanying notes are an integral part of these financial statements.

20

Managers Fremont Bond Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$10.31	$10.31	$10.79	$10.43	$10.51
Income from Investment Operations:
Net investment income	0.47	0.47	0.37	0.24	0.27
Net realized and unrealized gain (loss) on investments	0.13	(0.00)[3]	(0.17)	0.42	0.36
Total from investment operations	0.60	0.47	0.20	0.66	0.63
Less Distributions to Shareholders from:
Net investment income	(0.50)	(0.47)	(0.35)	(0.25)	(0.37)
Net realized gain on investments	—	—	(0.33)	(0.05)	(0.34)
Total distributions to shareholders	(0.50)	(0.47)	(0.68)	(0.30)	(0.71)
Net Asset Value, End of Year	$10.41	$10.31	$10.31	$10.79	$10.43
Total Return[1]	5.96%	4.75%	2.00%	6.45%	6.20%
Ratio of net operating expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.61%
Ratio of net investment income to average net assets[1]	4.86%	4.72%	3.43%	2.24%	2.81%
Portfolio turnover	249%	244%	392%	113%	85%
Net assets at end of year (000’s omitted)	$1,207,072	$1,163,251	$971,130	$852,799	$852,076
Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	0.77%	0.77%	0.72%	0.69%	0.66%
Ratio of net investment income to average net assets	4.69%	4.55%	3.31%	2.15%	2.76%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1c of Notes to Financial Statements.)

[2]

Excludes the impact of expense reimbursements and expense offsets such as brokerage recapture credits, but includes non-reimbursable expenses such as interest and taxes. (See Note 1c of Notes to Financial Statements.)

[3]	Rounds to less than ($0.01) per share.

21

Managers Fremont Bond Fund

Notes to Financial Statements

October 31, 2007

1.	Summary of Significant Accounting Policies

Managers Trust I (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of investment series. Included in this report is the Managers Fremont Bond Fund (the “Fund”).

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the NASDAQ Official Closing Price, if one is available. Lacking any sales, over-the counter securities are valued at the last quoted bid price. Under certain circumstances, the value of each Fund’s investment may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. A Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. The Investment Manager monitors intervening events that may affect the value of securities held in a Fund’s portfolio and, in accordance with procedures adopted by the Fund’s Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect the impact of events occurring subsequent to the close of such markets but prior to the time each Fund’s NAV is calculated.

Fixed income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share. Investments in certain mortgage-backed, stripped mortgage-backed, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

b.	Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The Fund has a “balance credit” arrangement with The Bank of New York (“BNY”), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. These credits serve to reduce custody expenses that would otherwise be charged to the Fund. For the fiscal year ended October 31, 2007, the custodian expense was reduced by $10,510.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the Federal funds rate on the day of the overdraft. For the fiscal year ended October 31, 2007, the Fund had no overdraft fees.

The Trust also has a balance credit arrangement with its Transfer Agent, PFPC, Inc., whereby earnings credits are used to offset banking charges. For the fiscal year end October, 31, 2007, the transfer agent expense was reduced by $9,733.

The Investment Manager, an independently-managed subsidiary of Affiliated Managers Group, Inc. (“AMG”) and the investment manager for the Fund, has contractually agreed, through at least March 1, 2008, to waive fees and pay or reimburse expenses to the extent that the total annual operating expenses (exclusive of brokerage costs, acquired fund fees and expenses, interest, taxes and extraordinary expenses) of the Fund exceed 0.60% of the Fund’s average daily net assets.

22

Managers Fremont Bond Fund

Notes to Financial Statements (continued)

As of January 15, 2005, the Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such year to exceed the previously stated contractual expense limitation percentages of that Fund’s average daily net assets. For the fiscal year ended October 31, 2007, the Fund made no such repayments to the Investment Manager. For the period January 15, 2005 through October 31, 2007, the cumulative amount of expense reimbursement by the Investment Manager subject to repayment by the Fund equaled $3,211,690.

d.	Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared daily and paid monthly. Distributions of capital gains, if any, will be made on an annual basis and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, foreign currency, options, futures and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the fiscal years 2007 and 2006 were as follows:

Distributions paid from:	2007	2006
Ordinary income	$56,156,859	$48,914,309
Short-term capital gains	—	—
Long-term capital gains	—	—

	$56,156,859	$48,914,309

As of October 31, 2007, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Capital loss carryforward	$151,009
Undistributed ordinary income	6,406,160

e.	Federal Taxes

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

f.	Capital Loss Carryovers

As of October 31, 2007, the Fund had accumulated net realized capital loss carryovers of $151,009. This amount may be used for Federal income tax purposes to offset future realized capital gains, if any, through October 31, 2014.

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At October 31, 2007, certain unaffiliated shareholders of record, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the Fund as follows: 3 own collectively 47%. Transactions by these shareholders may have a material impact on the Fund.

h.	Repurchase Agreements

The Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At October 31, 2007, the Fund had no repurchase agreements.

i.	Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

In addition, the Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j.	Securities Transacted on a When Issued Basis

The Fund may enter into To Be Announced (“TBA”) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Valuation of Investments,” in footnote 1a above. Each contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or

23

Managers Fremont Bond Fund

Notes to Financial Statements (continued)

loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. The Fund had no TBA sale commitments outstanding as of October 31, 2007.

2.	Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement dated January 15, 2005 under which the Investment Manager provides or oversees investment management services to the Fund. The Investment Manager selects subadvisors for the Fund (subject to Trustee approval) and monitors each subadvisor’s investment programs and results. The Fund’s investment portfolio is managed by a portfolio manager who serves pursuant to a subadvisory agreement with the Investment Manager.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. The annual investment management fee rate, as a percentage of average daily net assets for the fiscal year ended October 31, 2007, was 0.40%.

The Trust has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s shareholders. For its services, the Administrator is paid a fee at a rate of 0.25% per annum. For the fiscal year ended October 31, 2007, the Administrator voluntarily agreed to waive 0.05% of its fee amounting to $580,267. During the fiscal year ended October 31, 2007, the Fund paid administration fees of $2,321,069, net of waivers.

Prior to July 1, 2007, the aggregate annual retainer paid to each Independent Trustee was $55,000, plus $4,000 or $2,000 for each regular or special meeting attended, respectively. Effective July 1, 2007, the aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. (Prior to July 1, 2007, the Independent Chairman received an additional payment of $10,000 per year). The Chairman of the Audit Committee receives an additional payment of $5,000 per year. (Prior to July 1, 2007, the Chairman of the Audit Committee received an additional payment of $2,000 per year). The “Trustee fees and expenses” shown in the financial statements represents the Fund’s allocated portion of the total fees and expenses paid by the Fund and other affiliated funds in the Managers Funds.

The Funds are distributed by Managers Distributors, Inc. (the “Distributor”) a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the principal underwriter for each Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. The Distributor bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

3.	Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the fiscal year ended October 31, 2007, were $3,746,126,719 and $3,147,859,293, respectively. Purchases and sales of U.S. Government securities for the fiscal year ended October 31, 2007, were $3,232,538,398 and $2,920,526,315, respectively.

4.	Portfolio Securities Loaned

The Fund may participate in a securities lending program offered by BNY providing for the lending of equities, corporate bonds and government securities to qualified brokers. Collateral on all securities loaned is accepted in cash and/or government securities. Collateral is maintained at a minimum level of 102% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds or other short-term investments by BNY. Security lending fees include earnings of such temporary cash investments, plus or minus any rebate. Earnings (after any rebate) then are divided between BNY, as a fee for its services under the program, and the Fund loaning the security, according to agreed-upon rates.

5.	Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6.	Forward Commitments

Certain transactions, such as futures and forward transactions, dollar roll agreements, or purchases of when-issued or delayed delivery securities may have a similar effect on the Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. However, if the Fund enters into such a transaction, the Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. government securities or other liquid securities equal in value to its obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

7.	Futures Contracts Held or Issued

The Fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. There are certain risks associated with futures contracts. Prices may not move as expected or the Fund may not be able to close out the contract when it desires to do so, resulting in losses.

24

Managers Fremont Bond Fund

Notes to Financial Statements (continued)

Futures are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

At October 31, 2007, the Fund had the following open futures contracts:

Type	Number of Contracts	Position	Expiration Month	Unrealized Gain/(Loss)
3-Month Pound Sterling	1,714	Long	03/08 - 6/09	$898,826
3-Month Eurodollar	6,491	Long	09/08 - 9/09	6,951,087
10-Year U.S. Treasury Note	35	Long	12/07	37,188

				$7,887,101

8.	Interest Rate Caps, Swap Contracts and Options

The Fund may enter into over-the-counter transactions involving interest rate caps, swap contracts, or purchase and write (sell) options to enter into such contracts, in order to manage interest rate risk. In an interest rate cap agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. An interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Swap contracts represent an agreement between counter parties to exchange cash flows based on the difference between two rates applied to a notional principal amount for a specified period. The most common type of interest rate swap involves the exchange of fixed-rate cash flows for variable-rate cash flows. Swaps do not involve the exchange of principal between the parties. Purchased options on swap contracts (“swaptions”) give the holder the right, but not the obligation, to enter into a swap contract with the counter party which has written the option on a date, at an interest rate, and with a notional amount as specified in the swaption agreement. If the counter party to the swap transaction defaults, the Fund will be limited to contractual remedies pursuant to the agreements governing the transaction. There is no assurance that swap or swaption contract counter parties will be able to meet their obligations under the contracts or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund may thus assume the risk that payments owed the Fund under a swap or swaption contract will be delayed, or not received at all. During the term of the swap agreement or swaption, unrealized gains or losses are recorded as a result of “marking to market.” When the swap agreement or swaption is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Accrued interest and interest paid are recognized as unrealized and realized gain (loss), respectively. In each of the contracts, the Fund pays a premium, to the counterparty, in return for the swaption. These swaptions may be exercised by entering into a swap contract with the counterparty only on the date specified in each contract.

25

Managers Fremont Bond Fund

Notes to Financial Statements (continued)

At October 31, 2007, the Fund had the following open swap contracts:

Pay	Receive	Maturity	Notional Amount		Unrealized Gain/ (Loss)
Interest Rate Swaps
6-Month EUR-EURIBOR	Fixed Rate 4.000%	03/20/09		€3,300,000	($25,586)
6-Month EUR-EURIBOR	Fixed Rate 5.000%	12/19/09		€8,500,000	100,324
6-Month France CPI Excl. Tobacco Index	Fixed Rate 1.950%	03/30/12		€1,200,000	(9,397)
6-Month France CPI Excl. Tobacco Index	Fixed Rate 1.955%	03/28/12		€1,000,000	(7,278)
6-Month France CPI Excl. Tobacco Index	Fixed Rate 1.960%	03/30/12		€800,000	(5,019)
6-Month France CPI Excl. Tobacco Index	Fixed Rate 1.960%	04/05/12		€400,000	(2,989)
6-Month France CPI Excl. Tobacco Index	Fixed Rate 2.103%	10/15/10		€3,900,000	77,014
6-Month France CPI Excl. Tobacco Index	Fixed Rate 2.146%	10/15/10		€1,000,000	21,800
Mexican Interbank Equilibrium Interest Rate	Fixed Rate 7.780%	04/03/12	M$	15,200,000	(17,904)
6-Month GBP-LIBOR-BBA	Fixed Rate 6.000%	03/20/09		£4,400,000	26,471
6-Month GBP-LIBOR-BBA	Fixed Rate 5.000%	06/15/09		£1,000,000	(24,589)
6-Month GBP-LIBOR-BBA	Fixed Rate 5.000%	06/15/09		£5,000,000	(123,178)
6-Month GBP-LIBOR-BBA	Fixed Rate 5.000%	06/15/09		£9,800,000	(241,428)
6-Month GBP-LIBOR-BBA	Fixed Rate 6.000%	12/20/08		£8,300,000	22,700
6-Month GBP-LIBOR-BBA	Fixed Rate 6.000%	12/20/08		£5,000,000	13,675
6-Month GBP-LIBOR-BBA	Fixed Rate 6.000%	03/20/09		£4,700,000	28,276
6-Month GBP-LIBOR-BBA	Fixed Rate 6.000%	06/19/09		£6,600,000	52,478
6-Month GBP-LIBOR-BBA	Fixed Rate 6.000%	06/19/09		£23,400,000	186,058
6-Month GBP-LIBOR-BBA	Fixed Rate 6.000%	12/19/09		£2,400,000	27,677
Fixed Rate 4.000%	6-Month GBP-LIBOR-BBA	12/15/35		£1,100,000	85,025
Fixed Rate 4.000%	6-Month GBP-LIBOR-BBA	12/15/36		£1,200,000	327,275
Fixed Rate 4.000%	6-Month GBP-LIBOR-BBA	12/15/36		£3,500,000	954,550
Fixed Rate 4.000%	6-Month GBP-LIBOR-BBA	12/15/36		£1,900,000	518,185
Fixed Rate 4.000%	6-Month GBP-LIBOR-BBA	12/15/36		£1,300,000	354,547
Fixed Rate 5.000%	6-Month GBP-LIBOR-BBA	12/19/37		£300,000	(15,280)
Fixed Rate 5.500%	6-Month GBP-LIBOR-BBA	12/15/36		£1,600,000	(318,325)
Fixed Rate 5.500%	6-Month GBP-LIBOR-BBA	12/15/36		£400,000	(79,581)
6-Month JPY-LIBOR-BBA	Fixed Rate 2.000%	12/19/17		¥150,000,000	22,934
6-Month JPY-LIBOR-BBA	Fixed Rate 2.000%	12/19/17		¥300,000,000	45,868
Mexican Interbank Equilibrium Interest Rate	Fixed Rate 8.170%	11/04/16	M$	4,300,000	(2,002)
3-Month USD-LIBOR-BBA	Fixed Rate 5.000%	12/19/09		$15,300,000	136,038
3-Month USD-LIBOR-BBA	Fixed Rate 5.000%	12/19/09		$39,000,000	346,763
Fixed Rate 5.000%	3-Month USD-LIBOR-BBA	12/19/12		$17,000,000	(132,952)
Fixed Rate 6.500%	6-Month Australian Bank Bill Rate	03/20/18	A$	5,200,000	(5,218)
3-Month Australian Bank Bill Rate	Fixed Rate 7.000%	09/15/09	A$	35,700,000	(102,397)
6-Month Australian Bank Bill Rate	Fixed Rate 7.000%	03/20/13	A$	3,800,000	(29,114)
Credit Default Swaps
Anadarko Petroleum Corp. Bond	Fixed Rate 0.150%	03/20/08		$900,000	211
Federative Republic of Brazil Bond	Fixed Rate 1.520%	01/20/17		$3,000,000	81,605
Federative Republic of Brazil Bond	Fixed Rate 1.950%	08/20/16		$3,500,000	200,032
Petroleos Mexicanos, 9.500%, 09/15/27	Fixed Rate 0.620%	08/20/11		$3,500,000	15,105
Republic of Indonesia Bond	Fixed Rate 0.400%	12/20/08		$800,000	(885)

26

Managers Fremont Bond Fund

Notes to Financial Statements (continued)

Pay	Receive	Maturity	Notional Amount		Unrealized Gain/(Loss)
Republic of Panama Bond	Fixed Rate 1.250%	01/20/17		$200,000	($820)
Russian Federation Bond	Fixed Rate 0.495%	08/20/11		$3,500,000	(16,588)
Ukraine Government Bond	Fixed Rate 0.710%	12/20/08		$2,000,000	(3,187)
Ukraine Government Bond	Fixed Rate 0.700%	12/20/08		$2,000,000	(3,410)
United Mexican States Bond	Fixed Rate 0.650%	01/20/17		$1,000,000	3,411
Zero Coupon Swaps
Brazil Interbank Deposit Rate	Fixed Rate 11.980%	01/02/12	R$	5,800,000	30,179
Brazil Interbank Deposit Rate	Fixed Rate 10.575%	01/02/12	R$	8,200,000	(129,338)
Brazil Interbank Deposit Rate	Fixed Rate 11.360%	01/04/10	R$	5,500,000	(19,799)
Brazil Interbank Deposit Rate	Fixed Rate 11.430%	01/04/10	R$	3,600,000	(10,267)
Brazil Interbank Deposit Rate	Fixed Rate 11.465%	01/04/10	R$	1,400,000	(3,444)
Brazil Interbank Deposit Rate	Fixed Rate 12.780%	01/04/10	R$	5,000,000	50,589
Brazil Interbank Deposit Rate	Fixed Rate 12.948%	01/04/10	R$	2,100,000	25,726

					$2,424,541

$: U.S. Dollar	€: Euro	R$: Brazilian Real
£: British Pound	¥: Japanese Yen	M$: Mexican Dollar
A$: Australian Dollar

For the fiscal year ended October 31, 2007, the Fund paid and received premiums of $321,515,283 and $320,653,699, respectively, on swap contracts. At October 31, 2007, the unrealized appreciation (net of premiums) on open swap contracts was $1,562,957.

A written option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Options written (sold) are recorded as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is recognized as realized gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

At October 31, 2007, the following written options were outstanding:

Name	Number of Contracts	Exercise Price	Expiration Month	Unrealized Gain/(Loss)
5-Year U.S. Treasury Note (Call)	100	108.00	11/20/07	$24,675
10-Year U.S. Treasury Note (Call)	303	111.00	11/20/07	71,436
10-Year U.S. Treasury Note (Put)	202	107.00	11/20/07	26,359
FNMA 5.50% TBA (Call)	1,000,000	99.11	11/20/07	3,253
FNMA 5.50% TBA (Call)	1,000,000	99.11	11/20/07	2,474
3-Month USD-LIBOR (Call)	7,000,000	4.90%	02/01/08	20,522
3-Month USD-LIBOR (Call)	35,000,000	4.90%	03/31/08	13,629
3-Month USD-LIBOR (Call)	20,400,000	4.90%	03/31/08	39,057
3-Month USD-LIBOR (Call)	22,000,000	4.95%	03/01/08	(5,929)
3-Month USD-LIBOR (Call)	4,000,000	4.95%	09/26/08	(14,377)
3-Month USD-LIBOR (Call)	21,600,000	5.00%	12/15/08	(170,677)
3-Month USD-LIBOR (Call)	34,000,000	5.10%	02/01/08	(103,521)
3-Month USD-LIBOR (Call)	65,700,000	5.20%	12/15/08	(855,762)
3-Month USD-LIBOR (Call)	2,000,000	5.45%	02/02/09	(20,943)

			Total	($969,804)

27

Managers Fremont Bond Fund

Notes to Financial Statements (continued)

Transactions in written put and call options for the fiscal year ended October 31, 2007, were as follows:

	Number of Contracts	Amounts of Premiums
Options outstanding at October 31, 2006	316,901,997	$4,604,411
Options written	334,704,409	4,835,365
Options exercised/expired	(437,905,801)	(6,763,278)

Options outstanding at October 31, 2007	213,700,605	$2,676,498

9.	Forward Foreign Currency Contracts

During the fiscal year ended October 31, 2007, the Fund invested in forward foreign currency exchange contracts to manage currency exposure. These investments may involve greater market risk than the amounts disclosed in the Fund’s financial statements.

A forward foreign currency exchange contract is an agreement between a Fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of contracts having the same settlement date, amount and counter party is realized on the date of offset, otherwise gain or loss is realized on the settlement date.

The Fund may invest in non-U.S. dollar denominated instruments subject to limitations, and enter into forward foreign currency exchange contracts to facilitate transactions in foreign securities and to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Open forward foreign currency exchange contracts (in U.S. Dollars) at October 31, 2007, were as follows:

Foreign Currency		Settlement Date	Contract Value (Receivable)	Contract Value (Payable)	Unrealized Gain/Loss
Australian Dollar	Long	11/08/07 - 11/21/07	$4,241,922	$4,078,340	$163,582
Brazilian Real	Long	03/04/08 - 08/02/08	44,847,111	38,788,684	6,058,427
Canadian Dollar	Long	11/01/07 - 12/20/07	8,429,416	8,147,316	282,100
Chilean Peso	Long	03/13/08	533,010	498,865	34,145
Chinese Yuan Renminbi	Short	11/07/07 - 01/10/08	(3,474,134)	(3,447,321)	(26,813)
Chinese Yuan Renminbi	Long	11/07/07 - 01/10/08	3,474,134	3,439,377	34,757
Euro	Short	11/01/07 - 11/05/07	(11,899,027)	(11,721,329)	(177,698)
Euro	Long	11/05/07	140,520	137,336	3,184
Indonesian Rupiah	Long	05/27/08	831,625	870,000	(38,375)
Indian Rupee	Long	11/29/07 - 08/12/08	4,312,578	4,160,737	151,841
Japanese Yen	Short	12/13/07	(250,020)	(251,456)	1,436
Malaysian Ringgitt	Long	05/21/08	3,096,794	3,065,000	31,794
Mexican Nuevo Peso	Long	03/13/08 - 07/10/08	7,692,036	7,493,915	198,121
New Zealand Dollar	Long	11/01/07 - 11/29/07	916,364	912,411	3,953
Phillipine Peso	Long	05/19/08	2,699,091	2,585,000	114,091
Polish Zloty	Long	03/13/08 - 07/10/08	6,382,041	5,863,339	518,702
Pound Sterling	Short	11/01/07 - 12/20/07	(20,481,192)	(20,092,363)	(388,829)
Russian Ruble	Short	11/02/07 - 12/07/07	(4,179,523)	(4,127,893)	(51,630)
Russian Ruble	Long	11/02/07 - 07/10/08	16,217,107	15,659,081	558,026
Singapore Dollar	Long	02/20/08 - 08/22/08	9,347,284	9,003,328	343,956
South African Rand	Long	03/13/08 - 07/10/08	52,995	47,336	5,659
South Korean Won	Long	01/30/08 - 08/04/08	6,518,971	6,359,750	159,221
Swedish Krona	Long	12/06/07	720,994	664,682	56,312

Total			$80,170,097	$72,134,135	$8,035,962

28

Managers Fremont Bond Fund

Notes to Financial Statements (continued)

10.	Risks Associated with Collateralized Mortgage Obligations (“CMOs”)

The net asset value of the Fund may be sensitive to interest rate fluctuations because the Fund may hold several instruments, including CMOs and other derivatives, whose values can be significantly impacted by interest rate movements. CMOs are obligations collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgage are passed through to the holder of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages.

Therefore, the investment in CMOs may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs may have a fixed or variable rate of interest.

11.	Dollar Roll Transactions

The Fund may enter into dollar rolls in which they sell debt securities for delivery currently and simultaneously contract to repurchase similar, but not identical, securities at the same price or a lower price on an agreed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is the difference between the current sale price and the forward price for the future price (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. A Fund may also be compensated by the receipt of a commitment fee. As the holder, the counterparty receives all principal and interest payments, including prepayments, made with respect to the similar security. Dollar rolls may be renewed with a new sale and repurchase price with a cash settlement made at renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds its costs.

12.	New Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109 (the “FIN 48”), which applies to all registered investment companies, clarifies the accounting for uncertain tax positions. FIN 48 is effective for financial statements for fiscal years beginning after December 15, 2006. Management has not yet completed their analysis of the Interpretation, and is not currently in a position to estimate the significance, if any, that the impact of adoption will have on the financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, the adoption of SFAS 157 will have on the Funds’ financial statements.

Tax Information (unaudited)

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2007 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, Managers Fremont Bond designates $0, as long-term capital gains for the taxable year ended October 31, 2007.

29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers Trust I and the Shareholders of Managers Fremont Bond Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of portfolio investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers Fremont Bond Fund (hereafter referred to as the “Fund”), at October 31, 2007, the results of operations for the year then ended, the changes in net assets for each of two years in the period then ended, and the financial highlights for five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Philadelphia, Pennsylvania

December 21, 2007

30

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 2000 • Oversees 31 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 2000 • Oversees 31 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Trustee of Bowdoin College (2002-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Edward J. Kaier, 9/23/45 • Trustee since 2000 • Oversees 31 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Kilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Steven J. Paggioli, 4/3/50 • Trustee since 2000 • Oversees 31 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP.

Eric Rakowski, 6/5/58 • Trustee since 2000 • Oversees 31 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2000 • Oversees 31 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, White Bear Partners, LLC (2007-Present); Partner, Schneeweis Capital Management, LLC (2007-Present); Partner, Schneeweis Associates, LLC (2007-Present); Partner, Northampton Capital Management, LLC (2004-Present); Partner, TRS Associates (2007-Present).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustee

The following Trustee is an “interested person” of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
William J. Nutt, 3/30/45 • Trustee since 2005 • President since 2007 • Oversees 31 Funds in Fund Complex	Chairman and Founder of Affiliated Managers Group, Inc., (1993-Present); Chief Executive Officer of Affiliated Managers Group, Inc. (1993-2004); Director, Affiliated Managers Group, Inc. (1993-Present); President of Affiliated Managers Group, Inc. (1993-1999); President and Chief Operating Officer, The Boston Company (1989-1993); Senior Executive Vice President, The Boston Company (1982-1989).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christine C. Carsman, 4/2/52 • Secretary since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers AMG Funds and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 2000	Senior Vice President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust II (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004); Chief Financial Officer, The Managers Funds, Managers Trust II and Managers AMG Funds (2007-Present).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Operating Officer, The Managers Funds, Managers AMG Funds and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006); Senior Vice President, Prudential Investments (1999-2004).

31

Annual Renewal of Investment Advisory Agreements

On June 8, 2007, the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the Investment Management Agreement with the Investment Manager for the Fremont Bond Fund (the “Fund”) and the Subadvisory Agreement for the Subadvisor. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements, the Trustees reviewed a variety of materials relating to the Fund, the Investment Manager and the Subadvisor, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (the “Peer Group”), performance information for the relevant benchmark index (the “Fund Benchmark”) and other information regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisor under their respective agreements. The Trustees also took into account performance, fee and expense information regarding the Fund provided to them on a quarterly basis throughout the year. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreement and the Subadvisory Agreement; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services. In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager relating to the performance of its duties with respect to the Fund and the Trustees’ familiarity with the Investment Manager’s management through Board meetings, discussions and reports. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the quality of the search, selection and monitoring services performed by the Investment Manager in overseeing the portfolio management responsibilities of the Subadvisor; (b) the Investment Manager’s ability to supervise the Fund’s other service providers; and (c) the Investment Manager’s compliance programs. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and to maintain contractual expense limitations for the Fund.

The Trustees also reviewed information relating to the Subadvisor’s operations and personnel and the investment philosophy, strategies and techniques (the “Investment Strategy”) used in managing the Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding the Subadvisor’s organizational and management structure and the Subadvisor’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individual or individuals at the Subadvisor with portfolio management responsibility for the Fund, including the information set forth in the Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadvisor in the past; (b) the qualifications and experience of the Subadvisor’s personnel; and (c) the Subadvisor’s compliance programs. The Trustees also took into account the financial condition of the Subadvisor with respect to its ability to provide the services required under the Subadvisory Agreement.

Performance. Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2007 was below, above, above and above, respectively, the median performance of the Peer Group and the performance of the Fund Benchmark, which is the Lehman Brothers Aggregate Bond Index. The Trustees concluded that the Fund’s performance has been satisfactory.

As noted above, the Board considered the Fund’s performance during relevant time periods as compared to the Fund’s Peer Group and noted that the Board reviews on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and Investment Strategies. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

Advisory Fees and Profitability. In considering the reasonableness of the advisory fee charged by the Investment Manager for managing the Fund, the Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by the Fund’s Subadvisor and, therefore, that the fees paid to the Investment Manager cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of-managers” complex of mutual funds. The Trustees concluded that, in light of the additional high quality supervisory services provided by the Investment Manager and the fact that the subadvisory fees are paid out of the advisory fee, the advisory fee payable by the Fund to the Investment Manager can reasonably be expected to exceed the median advisory fee for the Peer Group, which consists mostly of funds that do not operate with a manager-of-managers structure.

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees also reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect, received by the Investment Manager and its affiliates attributable to managing the Fund and all the mutual funds in the Managers Family of Funds, the cost of providing such services and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also noted the current and potential asset levels of the Fund and the willingness of the Investment Manager to waive fees and pay expenses for the Fund from time to time as a means of limiting the total expenses of the Fund. In this regard, the Trustees noted that, unlike a mutual fund that is managed by a single investment adviser, the Fund operates in a manager-of-managers structure and, as the Fund grows in size, it is common practice for the Investment Manager to recommend the selection of an additional Subadvisor to manage a portion of the Fund’s portfolio. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out

32

Annual Renewal of Investment Advisory Agreements (continued)

of its advisory fee. The Trustees further noted that, because of this practice, the Investment Manager’s oversight and supervisory responsibilities with respect to the Fund can be expected to increase with the size of the Fund. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fees for the Fund at this time. With respect to economies of scale, the Trustees also noted that as the Fund’s assets increase over time, the Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

The Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of October 31, 2006 were higher and lower, respectively, than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed through March 1, 2008 to limit the Fund’s net annual operating expenses to 0.60%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the Fund’s performance, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

Subadvisory Fees and Profitability. In considering the reasonableness of the fee payable by the Investment Manager to the Subadvisor, the Trustees relied on the ability of the Investment Manager to negotiate the terms of the Subadvisory Agreement at arm’s length as part of the manager-of-managers structure, noting that the Subadvisor is not affiliated with the Investment Manager. In addition, the Trustees noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. Accordingly, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund were not material factors in the Trustees’ deliberations. For similar reasons, and based on the current size of the portion of the Fund managed by the Subadvisor, the Trustees concluded that any economies of scale being realized by the Subadvisor was not a material factor in the Trustees’ deliberations at this time.

*    *    *    *

After consideration of the foregoing, the Trustees also reached the following conclusions regarding the Investment Management Agreement and the Subadvisory Agreement, in addition to those conclusions discussed above: (a) the Investment Manager and the Subadvisor have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and the Subadvisory Agreement; (b) the Subadvisor’s Investment Strategy is appropriate for pursuing the Fund’s investment objectives; (c) the Subadvisor is reasonably likely to execute its Investment Strategy consistently over time; and (d) the Investment Manager and the Subadvisor maintain appropriate compliance programs.

Based on all of the above-mentioned factors and related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and the Subadvisory Agreement would be in the interests of the Fund and its shareholders. Accordingly, on June 8, 2007, the Trustees, including a majority of the Independent Trustees, voted to approve the Investment Management Agreement and the Subadvisory Agreement for the Fund’s Subadvisor.

33

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Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PFPC, Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

For Managers Choice Only

Managers

c/o PFPC, Inc.

P.O. Box 61204

King of Prussia, Pennsylvania 19406-0851

(800) 358-7668

MANAGERS AND MANAGERS AMG EQUITY FUNDS

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

ESSEX GROWTH

ESSEX LARGE CAP GROWTH

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

INSTITUTIONAL MICRO-CAP

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

OFI Institutional Asset Management

Next Century Growth Investors, LLC

INTERNATIONAL EQUITY

Alliance Bernstein L.P.

Lazard Asset Management, LLC

Wellington Management Company, LLP

CHICAGO EQUITY PARTNERS

MID-CAP

Chicago Equity Partners, LLC

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

SMALL CAP

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TimesSquare Capital Management, LLC

SMALL COMPANY

Epoch Investment Partners, Inc.

Kalmar Investment Advisers, Inc.

SPECIAL EQUITY

Donald Smith & Co., Inc.

Lord, Abbett & Co. LLC

Skyline Asset Management, L.P.

Smith Asset Management Group, LP

Veredus Asset Management LLC

Westport Asset Management, Inc.

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

VALUE

Armstrong Shaw Associates Inc.

Osprey Partners Investment Mgmt., LLC

MANAGERS AND MANAGERS AMG BALANCED FUNDS

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

GLOBAL

Armstrong Shaw Associates Inc.

Alliance Bernstein L.P.

First Quadrant, L.P.

Northstar Capital Management, Inc.

Wellington Management Company, LLP

ALTERNATIVE FUNDS

FQ Global Alternatives

First Quadrant, L.P.

MANAGERS FIXED INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME GLOBAL BOND

Loomis, Sayles & Company L.P.

BOND (MANAGERS FREMONT)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Evergreen Investment Management Co., LLC

HIGH YIELD

J.P. Morgan Investment Management Inc.

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

MONEY MARKET

JPMorgan Investment Advisors Inc.

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

ANNUAL REPORT

Managers Funds

October 31, 2007

Managers Fremont Micro-Cap Fund

Managers Fremont Institutional Micro-Cap Fund

Managers Fremont Funds

Annual Report—October 31, 2007

Page
LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	3

INVESTMENT MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

Fremont Micro-Cap Fund	5

Fremont Institutional Micro-Cap Fund	10

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	16

FINANCIAL STATEMENTS

Statements of Assets and Liabilities	17
Funds’ balance sheets, net asset value (NAV) per share computation and cumulative undistributed amounts

Statements of Operations	18
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	19
Detail of changes in Fund assets for the past two fiscal years

FINANCIAL HIGHLIGHTS	20
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	21
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	26

TRUSTEES AND OFFICERS	27

ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENTS	28

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of The Managers Funds or Managers AMG Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Fellow Shareholder:

Financial markets have been increasingly unsettled this past year, particularly during the summer months and currently as we write this report. While the economy has continued to grow, a liquidity crisis initiated by spreading weakness in subprime mortgage loans increased uncertainty about its sustainability. Bonds of all credit quality became unusually volatile, and credit spreads, having been extremely slim, widened dramatically, raising the cost of capital for many borrowers. Naturally the equity markets followed suit and became more volatile as the rising cost of capital pressured corporate profitability, penalized leverage, and hindered merger and acquisition activity.

As has been well documented in the financial press, the continued weakness in residential housing prices, combined with gradually rising interest rates, has put severe stress on low credit-quality (subprime) borrowers. Rising defaults pushed several mortgage lenders and leveraged subprime mortgage investors toward bankruptcy and catalyzed a swift and broad flight from various forms of investment risk over the past few months. These revelations began creating serious liquidity problems in the credit markets late in the second quarter and have been the root of uncertainty and market volatility ever since.

A rapid and at times indiscriminate flight from risk created unusual patterns of volatility within the bond market. Credit spreads widened significantly throughout July, as Moody’s and S&P downgraded hundreds of securities, and price moves forced leveraged investors to raise cash any way they could. Since much of the leverage had been funded with short-term debt, the short end of the yield curve bore the brunt of the liquidity crisis. The typically docile commercial paper market seized as demand dried up, and short-term Treasury yields vacillated between 2.9% and 4.9% as investors raced to safety, causing a dislocation in prices. Since then, prices for credits have generally recovered, as the Federal Reserve pumped liquidity into the system and investors have had time to evaluate underlying fundamentals and adjust their portfolios in a more rational manner.

After rallying strongly off of a February trough, the stock market followed the lead of the credit markets by trading sharply down during the liquidity crisis in July, then recovering from late August through October. Here, too, there were interesting anomalies in the indiscriminate flight from risk. Not surprisingly, small- and mid-cap stocks reacted more during the price declines, and underperformed large-cap stocks during the period. Interestingly however, growth indices, which would normally react poorly to a rise in interest rates or a liquidity squeeze, significantly outperformed value indices during the period. We believe there were two primary reasons for this. One, since value indices had outperformed growth indices for an extended period of time, a typical “reversion to the mean” took place. Two, the quick reduction of leverage from the markets in general forced many quantitatively based hedge fund managers to reverse their trades in a very quick fashion. As it turned out, many of these investors used similar value-biased models to guide their purchase and sale decisions. The result was that the same stocks were being sold off not for investment reasons, but because of liquidity needs. Stocks recovered in late August and throughout October, as a result of an infusion of liquidity by the Federal Reserve, increasing visibility about where the risks were residing, and a much anticipated reduction of the Fed Funds Rate in mid-September.

Within this environment, the Managers Fremont Micro-Cap Funds provided strong gains, exceeded the return of their primary benchmark, and performed well relative to their peer group during the 12-months ended October 31, 2007 (the Funds’ fiscal year). The portfolio manager’s emphasis on innovation, which has typically led it to significant allocations in technology and healthcare companies, along with a general avoidance of financial companies was beneficial throughout the year. A more detailed review of the performance and positioning of the Fund is included within this report.

Lingering credit problems and further revelations of losses from large financial institutions are hindering not only the financial markets, but the economy as well. In our opinion, it appears this will continue for some time, pushing the economy closer to the tipping point of recession. Uncertainty about whether will tip has driven volatility higher, as the financial markets have traded sharply higher or lower depending upon the news each day. The Federal Reserve has been accommodating, and although we think the risk of recession has increased, we still believe that portions of the U.S. and global economies remain healthy. In sum, we continue to believe that investors should maintain their portfolios with allocations near their long-run targets, rebalance if necessary and take full advantage of opportunities to participate in the growth of the global economy.

One of our foremost goals at Managers Investment Group is to structure and manage mutual funds that will help our shareholders and clients become more successful in reaching their investment goals and objectives. Each of our Funds is geared to provide you with exposure to a specific asset class, combination of

1

Letter to Shareholders (continued)

asset classes, or segment of the market. Investors tend to use our Funds as part of their overall asset allocation in order to structure a well-diversified portfolio intended to meet individual needs. Most of our Funds, like the Managers Fremont Micro-Cap Funds, are therefore designed to be building blocks.

The following report covers the one-year period ending October 31, 2007. Should you have any questions about this report, or if you’d like to receive a Prospectus and additional information, including fees and expenses, for this or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our website at www.managersinvest.com. As always, please read the Prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Sincerely,

John H. Streur	Thomas G. Hoffman, CFA
Senior Managing Partner	Executive Vice President
Managers Investment Group LLC	Chief Investment Officer
Managers Investment Group LLC

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. These Funds incur only ongoing costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your on-going costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended October 31, 2007	Expense Ratio for the period	Beginning Account Value 5/1/2007	Ending Account Value 10/31/2007	Expenses Paid During Period*
Managers Fremont Micro-Cap Fund
Based on Actual Fund Return	1.49%	$1,000	$1,114	$7.94
Based on Hypothetical 5% Annual Return	1.49%	$1,000	$1,018	$7.58
Managers Fremont Institutional Micro-Cap Fund
Based on Actual Fund Return	1.35%	$1,000	$1,113	$7.19
Based on Hypothetical 5% Annual Return	1.35%	$1,000	$1,018	$6.87

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

Managers Fremont Micro-Cap Fund

Portfolio Manager’s Comments

The Managers Fremont Micro-Cap Fund primarily invests in the stocks of U.S. micro-capitalization companies. These companies have market capitalizations that, at the time of initial purchase, place them among the smallest 5% of companies listed on U.S. stock markets. Normally, the Fund will invest at least 80% of its assets in U.S. micro-cap stocks. The Russell 2000® Growth Index is the benchmark for the Fund. While Kern Capital Management LLC was the sole subadvisor of the Fund throughout the fiscal year ended October 31, 2007, please read below for changes to the structure of the Fund that have been implemented since the fiscal year-end.

The Portfolio Manager

Kern Capital Management LLC

Kern Capital Management LLC (“KCM”), subadvisor for the Fremont Micro-Cap Fund was founded in 1997 by Robert (Bob) E. Kern, Jr. and David G. Kern. KCM is an employee owned investment advisory firm dedicated to researching and investing in innovative micro-cap and small-cap growth companies.

KCM believes the U.S. smaller company stock universe provides the opportunity to invest in innovative companies with exceptional growth prospects. With minimal research coverage by brokerage firms and low institutional ownership, KCM believes small and micro-cap stocks represent the least efficient sector of the market and its investment process is designed to capitalize on this inefficiency.

KCM’s fundamental research is dedicated to uncovering innovative small companies early in their growth cycle while they are still relatively undiscovered. With a huge universe of investment opportunity, KCM’s investment process focuses on the most innovative sectors in the U.S. economy (technology, healthcare, services and consumer sectors). Research specialization by economic sector provides the depth of knowledge necessary to make high quality investment decisions and minimize fundamental investment mistakes.

KCM builds portfolios one company at a time with investment research focused on the most innovative sectors of the economy (technology, health care, services and consumer). The team’s hands-on approach to fundamental investment research and financial analysis seeks to answer three basic questions to determine an investment’s attractiveness.

•	How attractive is the business? Companies that are pioneering new markets or revolutionizing existing ones can often sustain rapid growth as they establish leading positions in their targeted markets.
•

How strong is the management? Successful companies require management capable of capitalizing on attractive growth opportunities. Management’s vision and ability to execute the business plan represent key elements in determining how successful a company will be.

•

How much is the company worth? The team’s process is valuation sensitive. Depending on the economic sector, different criteria are used to determine a company’s enterprise value, which determines if KCM would buy the entire company at the current market value of its equity.

Given that KCM is focused on investing in innovative growth companies, the first two questions are answered before determining if the valuation is attractive. In fact, the answers to the first two questions will help determine the appropriate valuation for the company.

The ideal company exhibits many of the following traits:

•	Leading market position in a rapidly growing market with high barriers to entry

•	Entrepreneurial management team with experience managing a growth business

•	Focused business plan with tight internal controls

Portfolio management:

•	Invests in between 70 and 90 companies which have market capitalizations that, at the time of initial purchase, place them among the smallest 5% of companies listed in the U.S. stock markets

•	Builds portfolios from the bottom up and seeks to identify companies early in their growth cycle

•	Utilizes a team approach to cover approximately 600 stocks through an extensive network of contact and other information sources:

•	Brokerage firm and industry analysts

•	Corporate management contacts

•	Trade shows and trade journals

•	IPO’s and the Internet

•	Focuses on business sectors where KCM believes the level of innovation is greatest, such as technology, health care, services and consumer

•	Uses fundamental analysis to identify small, relatively unknown companies that exhibit the potential to become much larger and more successful

•	Meets with corporate management to discuss business plans and strategies

The investment team will make a sell decision when:

•	An investment’s growth prospects deteriorate

•	Investments achieve excessive valuation relative to the growth opportunities and/or addressable markets.

•	There is a negative change in fundamental confidence and/or investment time horizon

The Year in Review

In the face of a severe reversal in U.S. residential real estate, rising concerns about the strength of the U.S. economy and a sharp draw-down of liquidity in the credit markets, stocks produced healthy returns for fiscal 2007. At first glance this might suggest a continuance of market preferences; however there were significant shifts in the U.S. equity market during the past fiscal year. Specifically, for the first time since fiscal 2000, growth biased indices outperformed their value biased counterparts (Russell 3000® Growth Index +19.0%; Russell 3000® Value Index +10.1%) as more innovative sectors started to represent a greater percentage of market returns. Similarly, the market favored larger capitalization firms as the

4

Managers Fremont Micro-Cap Fund

Portfolio Manager’s Comments (continued)

Russell 1000® Index (+15.0%) beat the Russell 2000® Index (+9.3%) for the first time since fiscal year 1999. The market cap shift is probably a result of investor uncertainty about future economic growth, concerns about how riskier assets will perform going forward, and the perception that small cap stocks are inherently riskier.

The small cap universe and Managers Fremont Micro-Cap Fund were not immune to the aforementioned market shifts. Fiscal 2007, saw the largest market cap constituents of the Russell 2000® Index outperform their smaller brethren and the Russell 2000® Growth greatly outpace the Russell 2000® Value, as the more innovative sectors started to represent a greater percentage of returns. During the twelvemonth period ending 10/31/2007, the Managers Fremont Micro-Cap Fund increased 21.6%, solidly outpacing its primary benchmark, the Russell 2000® Growth Index, which returned 16.7%. Fund performance was driven by an overweight to technology, an avoidance of the worst sectors within the Index, strong stock selection, and a continued focus on the most attractive growth opportunities.

Kern Capital Management invests in small-cap and micro-cap growth companies and focuses its fundamental approach to investment research on the most innovative sectors in the U.S. economy. As a result, information technology securities represent a drastic overweight and were nearly 60% of the Fund’s assets through most of fiscal 2007. The Fund’s tech overweight was a result of Fund Management’s investment approach, not a top-down decision. Nevertheless, this overweight was additive since this sector appreciated the most of those representing a meaningful weight in the Index (>10%) and only trailed the performance of the Index’s less significant allocations to utilities and materials. Overall, stock selection in tech slightly offset the sector overweight, but ten different holdings appreciated more than 60% and the sector contributed nearly 65% of the Fund’s absolute return. Also, six of the Fund’s top ten absolute contributors were from this economic sector, while appreciating, on average, over 100% each.

Consistent with KCM’s focus on the most innovative sectors is a relatively low allocation to the consumer discretionary and financials sectors. The past fiscal year was no exception, as the Fund held very few positions in the financials sector and exhibited a 10% underweight to consumer discretionary. KCM’s underweights were advantageous as these two sectors were the worst performing sectors in the Index during the trailing twelve-months. Consumer discretionary struggled as investors continue to be skittish about the negative impact the housing market might have on consumer spending. Similarly, financials were hurt by further issues in the credit markets and lasting worries about additional sub prime fall-out.

Different market cycles may help or hinder portfolio performance, as economic sectors go in and out of favor. However, as KCM’s investment process indirectly drives sector weights, its bottom-up approach will always make stock selection a key determinant of relative performance. This was the case in fiscal 2007, as strong stock selection was most beneficial in health care, where the Fund’s positions greatly outpaced the Index. Seven Fund positions in this sector appreciated more than 60% during the trailing twelve-month period and contributed 16% of absolute performance. Positive stock selection was also evident in the materials and industrials sectors as both Fund sectors outperformed their Index counterparts. Neither sector is known for offering a wealth of innovative investment options, but the performance of several individual securities confirms that there are a few opportunities.

Lastly, the Fund’s strong performance during fiscal 2007 is particularly gratifying, since the small cap growth universe favored the larger firms. This is illustrated by the meaningful difference in performance of the Russell 2000® Growth constituents below $500 million and those above $500 million (>$500M +20.3%; <$500M +12.9%). As of fiscal year-end, more than 55% of the Fund was invested in companies with market caps below $500 million and the performance differential was a hindrance.

Over the longer term the Fund has achieved high absolute rates of return and significantly outperformed the Russell 2000® Growth Index. For the ten year period ended 10/31/07, the Managers Fremont Micro-Cap Fund’s average annual total return was 12.1%. The comparable return for the Russell 2000® Growth Index was 4.8%.

Looking Forward

While the Fund has served its shareholders well over the years, we believe it can be improved by moving it from its current single-subadvisor, single-style structure to a multi-subadvisor, multi-style structure. On December 6, 2007 the Fund’s Board of Trustees approved the replacement of Kern Capital Management with four new subadvisors for the Fund. This will allow the Fund to participate in a much broader range of micro-cap stocks, which we expect will improve the risk-adjusted performance in the future. The new managers are Lord, Abbett & Co., LLC; Next Century Growth Investors, LLC; OFI Institutional Asset Management; and WEDGE Capital Management L.L.P. Consistent with these changes we have revised the primary benchmark for the Fund to be the Russell Microcap® Index, which we believe to be a better representation of the opportunity set of companies in which the Fund invests. Following is a brief description of the investment philosophy and process for each subadvisor.

Lord, Abbett & Co. LLC

Investment Philosophy

The goal of the team is to invest in a portfolio of well-diversified quality growth stocks with reasonable valuations via an investment approach that focuses on fundamental research and experienced judgment.

Investment Process Highlights

The team focuses its stock selection effort by focusing on companies that have revenue growth of at least 15%, are experiencing year-to-year operating margin improvement and are experiencing earnings growth that is driven by top-line growth rather than being driven by one time events or simple cost cutting measures. The focus is also on identifying companies with higher quality balance sheets (often captured by finding companies with manageable debt-to-total capital ratios) and that are already profitable. Once this process is completed, the focus for the team is on forecasting both revenue and earnings growth over the next several years. To achieve this goal, and to find companies that will be growing considerably faster than their industry average, members of the team spend an extensive amount of time understanding the competitive advantages of a firm, the industry dynamics within which they operate and the strength of management.

The sell discipline is enacted if there is a fundamental change in the business, a more attractive alternative is found or if a holding reaches a 5% weight in the overall portfolio.

5

Managers Fremont Micro-Cap Fund

Portfolio Manager’s Comments (continued)

The portfolio typically holds between 75 and 100 stocks with no individual holding exceeding 5%. There is a risk constraint that prevents any individual industry from being greater than 25% of the total portfolio weight. The approximate annual turnover in the portfolio is 200% although this is not an explicit target as part of either the stock selection or the portfolio construction processes.

Next Century Growth Investors, LLC

Investment Philosophy

Next Century’s goal is to invest in high quality and fast growing companies in order to achieve compounding of portfolio value over time.

Investment Process Highlights

The team requires historical revenue growth of at least 15% for a company before conducting further research. Other key factors considered initially by the team are strong historical revenue growth, low debt and high ROE. Quantitative screening is done on a regular basis to see which stocks over the past year are experiencing significant growth. The next stage of this process involves intensive first-hand research to determine the growth prospects of a company with the team choosing a stock only when it has become convinced a company has an extraordinary opportunity to grow their business. The uniqueness of this process lies in the fact that the team seeks these companies regardless of their short-term prospects and\or current valuation. The team is looking for “home runs” and companies that will grow to the point that they will eventually reside in their small cap portfolio.

The sell discipline is enacted if there is a change in the original investment thesis or a fundamental disappointment in the company. In addition, a holding will become a candidate for sale if it reaches an extreme valuation, becomes larger than 5% of the overall portfolio or as it approaches $1 billion in market capitalization. Typically companies are sold out of the micro cap portfolio because they have approached $1 billion in market capitalization, and are bought for their small cap portfolio.

The portfolio is concentrated and typically has 40-60 holdings which can create a high level of volatility. The only risk constraints are that sector weights can not exceed two times the Russell 2000® Growth sector weights and no individual holding can be greater than 5% of the portfolio.

OFI Institutional Asset Management

Investment Philosophy

The goal of the team is to invest in companies that have a sustainable competitive advantage, strong company management, a long product cycle and pricing flexibility. The team believes that consistently identifying these types of companies will produce superior absolute and risk-adjusted returns over time.

Investment Process Highlights

The team relies on both quantitative and qualitative tools to help with their stock selection process. The team quantitatively screens on both quality and value characteristics such as high return on equity and assets for quality and low Price/Earnings and Price/ Book ratios for valuation. The quality and valuation screen leaves the team with a strong, focused universe with which to conduct its fundamental analysis where the team spends time meeting with company management as well as customers and suppliers in an effort to better understand the dynamics of the industry within which a company operates. The analysts then use a discounted cash flow analysis to arrive at a price target for each security using a static discount rate over a 1- year rolling time horizon.

The sell discipline is enacted if a stock achieves peak profitability or valuation, or the fundamentals of the original investment thesis deteriorate. In addition, a stock may be sold if a more attractive opportunity is found for the portfolio or if a stock reaches a 5% total position.

The portfolio typically holds between 40-70 securities with position sizes generally ranging from 1% to 3% with a maximum of 5% allowed in any one holding. In addition, there is a constraint that limits the maximum exposure to any sector at 30%.

WEDGE Capital Management, L.L.P.

Investment Philosophy

The team believes philosophically that the use of quantitative tolls can increase the probability and consistency of success. The investment process is focused on identifying value opportunities because of the belief that these will produce investment returns over all significant time periods.

Investment Process Highlights

The investment process is a combination of both quantitative and fundamental research insights. The quantitative portion of the investment process uses commonly found factors and characteristics that can be accessed via any number of commercial databases. The value-added portion of the process, therefore, comes from the use of a number of different factors across five major categories: valuation, earnings quality, operating efficiency, capital usage and momentum, whose efficacy has been verified via long-term regression analysis. This is the Fundamental Value model. The top results of this model are combined with the best resulting stocks from the Financial Quality model, which measures stocks across categories such as multiple earnings growth, profitability, leverage and liquidity. The top stocks that appear in both models are eligible for fundamental research. The fundamental research portion of the investment process is exclusionary in nature and meant to eliminate stocks that are not strong in earnings forecasts, valuation metrics, sector\industry outlook or any factor that can not be easily captured quantitatively.

A stock is scrutinized for possible sale if it falls below the top four deciles in the Fundamental Value model. Stocks are sold when they become fairly valued, an upgrade opportunity develops or the original investment thesis materially deteriorates.

The portfolio is confined to plus or minus 10% in any given sector although sector positions tend to be much closer to the sector weighting than this. (It should be noted that these self-imposed sector weighting constraints are based on a proprietary liquidity analysis conducted on an ongoing basis by the micro cap team and is NOT driven by the sector weightings of any micro cap benchmark). The final portfolio tends to be well diversified and holds approximately 150 securities and consistently maintains a value bias relative to the benchmark. The portfolio tends to hold securities within the $40 million to $400 million market capitalization range although does not require a sale of a holding until it reaches $800 million in market capitalization.

6

Managers Fremont Micro-Cap Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

Managers Fremont Micro-Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. This chart compares a hypothetical $10,000 investment made in the Managers Fremont Micro-Cap Fund on 10/31/97 to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Past performance is not indicative of future results.

The table below shows the average annualized total returns for the Managers Fremont Micro-Cap Fund and the Russell 2000® Growth Index for the one-year, five-year and ten-year periods ending October 31, 2007.

Average Annual Total Returns*	One Year	Five Years	Ten Years
Managers Fremont Micro-Cap	21.58%	17.85%	12.07%
Russell 2000® Growth Index	16.73%	18.57%	4.75%

*	Performance based on published NAV as of 10/31/07.

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

The Funds are subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

The Russell 2000® Growth Index measures the performance of the Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Funds, the Russell 2000® Growth Index is unmanaged, is not available for investment and does not incur expenses.

The Russell 2000® Index and the Russell 2000® Growth Index are registered trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call 800.835.3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

Not FDIC insured, nor bank guaranteed. May lose value.

7

Managers Fremont Micro-Cap Fund

Fund Snapshots

October 31, 2007

Portfolio Breakdown

Industry	Managers Fremont Micro Cap**	Russell 2000® Growth
Information Technology	61.9%	23.6%
Health Care	19.3%	21.0%
Industrials	6.7%	16.2%
Materials	4.6%	3.7%
Consumer Discretionary	3.7%	16.3%
Energy	0.8%	6.7%
Telecommunication Services	0.0%	1.6%
Financials	0.0%	8.1%
Consumer Staples	0.0%	2.3%
Utilities	0.0%	0.5%
Other Assets and Liabilities	3.0%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Equinix, Inc.*	5.6%
Power Integrations, Inc.*	4.7
Regeneration Technologies, Inc.*	3.9
FEI Co.*	3.8
Conceptus, Inc.*	3.6
Calgon Carbon Corp.*	3.6
Cepheid, Inc.	3.1
Eagle Test Systems, Inc.	2.7
Authorize.Net Holdings, Inc.	2.7
Double-Take Software, Inc.	2.3

Top Ten as a Group	36.0%

*	Top Ten Holding at April 30, 2007.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

8

Managers Fremont Micro-Cap Fund

Schedule of Portfolio Investments

October 31, 2007

	Shares		Value
Common Stocks - 97.0%
Consumer Discretionary - 3.7%
A.T. Cross Co., Class A*	332,200		$3,803,690
Century Casinos, Inc.*	458,760		3,280,134
IMAX Corp.*	581,900		2,996,785
Total Consumer Discretionary			10,080,609
Energy - 0.8%
SulphCo, Inc.*	337,100		2,150,698
Health Care - 19.3%
American Medical Systems Holdings, Inc.*	145,700		1,863,503
Cepheid, Inc.*	322,600		8,348,888
Conceptus, Inc.*	445,000		9,758,850
HMS Holdings Corp.*	106,800		3,040,596
ICON PLC.*	31,600		1,832,800
Insulet Corp.*	33,041		827,347
Masimo Corp.*	58,800		2,012,136
NxStage Medical, Inc.*	148,000		2,183,000
Omnicell, Inc.*	192,200		5,074,080
Phase Forward, Inc.*	129,000		3,068,910
Regeneration Technologies, Inc.*	996,018		10,567,751
SXC Health Solutions Corp.*	111,800		1,782,092
TranS1, Inc.	58,201	[2]	1,455,025
Vital Images, Inc.*	48,400		849,420
Total Health Care			52,664,398
Industrials - 6.7%
Ceco Environmental Corp.*	240,500		3,501,680
Global Traffic Network, Inc.*	707,500		4,994,950
Solar Power, Inc.	335,800		1,343,200
Stanley, Inc.*	97,400		2,579,152
Ultralife Batteries, Inc.*	431,332		5,788,475
Total Industrials			18,207,457
Information Technology - 61.9%
Acacia Research Corp.*	98,800		1,631,188
Advanced Analogic Technologies, Inc.*	422,800		5,107,424
Airspan Networks, Inc.*	603,400		1,430,058
Anaren Microwave, Inc.*	86,400		1,353,888
Astro-Med, Inc.	148,271		1,497,538
ATMI, Inc.*	125,700		4,039,998
Authorize.Net Holdings, Inc.*	315,300		7,368,561
Bottomline Technologies, Inc.*	207,400		3,330,844
CommVault Systems, Inc.*	210,201		4,275,488
CyberSource Corp.*	110,400		1,805,040
Double-Take Software, Inc.*	265,100		6,317,333
Eagle Test Systems, Inc.*	588,800		7,442,432
EDGAR Online, Inc.*	455,000		1,456,000
Equinix, Inc.*	130,600		15,235,796
Exar Corp.*	348,900		4,242,624
Exfo Electro-Optical Engineering, Inc.*	603,545		3,880,794
Falconstor Software, Inc.*	229,300		3,217,079
FEI Co.*	356,900		10,353,669
Forrester Research, Inc.*	87,900		2,084,988
GigaMedia Ltd.*	126,500		3,096,720
hi/fn, Inc.*	408,500		2,867,670
Keynote Systems, Inc.*	283,400		4,163,146
L-1 Identity Solutions, Inc.*	339,269	[2]	6,300,225
NCI, Inc., Class A*	196,200		3,755,268
Omniture, Inc.*	175,900		6,008,744
Online Resources Corp.*	167,429		1,548,718
Photon Dynamics, Inc.*	528,400		5,431,952
PLX Technology, Inc.*	157,700		1,646,388
Points International, Ltd.*	1,954,202		4,103,824
Power Integrations, Inc.*	389,800		12,680,194
Rainmaker Systems, Inc.*	293,500		2,491,815
Rimage Corp.*	138,700		3,625,618
Scopus Video Neworks, Ltd.*	524,579		2,785,514
SkillSoft PLC*	140,800		1,260,160
Smith Micro Software, Inc.*	178,700		2,753,767
SRS Labs, Inc.*	516,849		3,328,508
Stratasys, Inc.*	87,024		2,265,235
SupportSoft, Inc.*	416,400		1,998,720
Techwell, Inc.*	366,500		4,551,930
Volterra Semiconductor Corp.*	216,400		2,659,556
WJ Communications, Inc.*	2,678,600		2,839,316
Total Information Technology			168,233,730
Materials - 4.6%
Calgon Carbon Corp.*	653,000		9,729,700
Northern Technologies International Corp.*[4]	247,635		2,785,894
Total Materials			12,515,594
Total Common Stocks (cost $189,605,878)			263,852,486
Other Investment Companies - 5.9%[1]
Bank of New York Institutional Cash Reserves Fund, 5.09%[3]	7,770,286		7,770,286
Dreyfus Cash Management Fund, Institutional Class Shares, 4.94%	5,024,329		5,024,329
Vanguard Prime Money Market Fund, Institutional Class Shares, 5.00%	3,331,851		3,331,851
Total Other Investment Companies (cost $16,126,466)			16,126,466
Total Investments - 102.9% (cost $205,732,344)			279,978,952
Other Assets, less Liabilities - (2.9)%			(8,044,483)
Net Assets - 100.0%			$271,934,469

The accompanying notes are an integral part of these financial statements.

9

Managers Fremont Institutional Micro-Cap Fund

Portfolio Manager’s Comments

The Managers Fremont Institutional Micro-Cap Fund primarily invests in the stocks of U.S. micro-capitalization companies. These companies have market capitalizations that, at the time of initial purchase, place them among the smallest 5% of companies listed on U.S. stock markets. Normally, the Fund will invest at least 80% of its assets in U.S. micro-cap stocks. The Russell 2000® Growth Index is the benchmark for the Fund. While Kern Capital Management LLC was the sole subadvisor of the Fund throughout the fiscal year ended October 31, 2007, please read below for changes to the structure of the Fund that have been implemented since the fiscal year-end.

The Portfolio Manager

Kern Capital Management LLC

Kern Capital Management LLC (“KCM”), subadvisor for the Fre-mont Institutional Micro-Cap Fund was founded in 1997 by Robert (Bob) E. Kern, Jr. and David G. Kern. KCM is an employee owned investment advisory firm dedicated to researching and investing in innovative micro-cap and small-cap growth companies.

KCM believes the U.S. smaller company stock universe provides the opportunity to invest in innovative companies with exceptional growth prospects. With minimal research coverage by brokerage firms and low institutional ownership, KCM believes small and micro-cap stocks represent the least efficient sector of the market and its investment process is designed to capitalize on this inefficiency.

KCM’s fundamental research is dedicated to uncovering innovative small companies early in their growth cycle while they are still relatively undiscovered. With a huge universe of investment opportunity, KCM’s investment process focuses on the most innovative sectors in the U.S. economy (technology, healthcare, services and consumer sectors). Research specialization by economic sector provides the depth of knowledge necessary to make high quality investment decisions and minimize fundamental investment mistakes.

KCM builds portfolios one company at a time with investment research focused on the most innovative sectors of the economy (technology, health care, services and consumer). The team’s hands-on approach to fundamental investment research and financial analysis seeks to answer three basic questions to determine an investment’s attractiveness.

•	How attractive is the business? Companies that are pioneering new markets or revolutionizing existing ones can often sustain rapid growth as they establish leading positions in their targeted markets.

•

How strong is the management? Successful companies require management capable of capitalizing on attractive growth opportunities. Management’s vision and ability to execute the business plan represent key elements in determining how successful a company will be.

•

How much is the company worth? The team’s process is valuation sensitive. Depending on the economic sector, different criteria are used to determine a company’s enterprise value, which determines if KCM would buy the entire company at the current market value of its equity.

Given that KCM is focused on investing in innovative growth companies, the first two questions are answered before determining if the valuation is attractive. In fact, the answers to the first two questions will help determine the appropriate valuation for the company.

The ideal company exhibits many of the following traits:

•	Leading market position in a rapidly growing market with high barriers to entry

•	Entrepreneurial management team with experience managing a growth business

•	Focused business plan with tight internal controls

Portfolio management:

•	Invests in between 70 and 90 companies which have market capitalizations that, at the time of initial purchase, place them among the smallest 5% of companies listed in the U.S. stock markets

•	Builds portfolios from the bottom up and seeks to identify companies early in their growth cycle

•	Utilizes a team approach to cover approximately 600 stocks through an extensive network of contact and other information sources:

•	Brokerage firm and industry analysts

•	Corporate management contacts

•	Trade shows and trade journals

•	IPO’s and the Internet

•	Focuses on business sectors where KCM believes the level of innovation is greatest, such as technology, health care, services and consumer

•	Uses fundamental analysis to identify small, relatively unknown companies that exhibit the potential to become much larger and more successful

•	Meets with corporate management to discuss business plans and strategies

The investment team will make a sell decision when:

•	An investment’s growth prospects deteriorate

•	Investments achieve excessive valuation relative to the growth opportunities and/or addressable markets.

•	There is a negative change in fundamental confidence and/or investment time horizon

The Year in Review

In the face of a severe reversal in U.S. residential real estate, rising concerns about the strength of the U.S. economy and a sharp drawdown of liquidity in the credit markets, stocks produced healthy returns for fiscal 2007. At first glance this might suggest a continuance of market preferences; however there were significant shifts in the U.S. equity market during the past fiscal year. Specifically, for the first time since fiscal 2000, growth biased indices outperformed their value biased counterparts (Russell 3000® Growth Index +19.0%; Russell 3000® Value Index +10.1%) as more innovative sectors started to represent a greater percentage of market returns. Similarly, the market favored larger capitalization firms as the Russell 1000® Index (+15.0%) beat the Russell 2000® Index (+9.3%) for the first time since fiscal year 1999. The market cap shift is probably a result of investor uncertainty about future economic growth, concerns about how riskier assets will perform going forward, and the perception that small cap stocks are inherently riskier.

The small cap universe and Managers Fremont Institutional Micro-Cap Fund were not immune to the aforementioned market shifts. Fiscal 2007, saw the largest market cap constituents of the Russell 2000® Index outperform their smaller brethren and the Russell 2000® Growth

10

Managers Fremont Institutional Micro-Cap Fund

Portfolio Manager’s Comments (continued)

greatly outpace the Russell 2000® Value, as the more innovative sectors started to represent a greater percentage of returns. During the twelve-month period ending 10/31/2007, the Managers Fremont Institutional Micro-Cap Fund increased 20.5%, solidly outpacing its primary benchmark, the Russell 2000® Growth Index, which returned 16.7%. Fund performance was driven by an overweight to technology, an avoidance of the worst sectors within the Index, strong stock selection, and a continued focus on the most attractive growth opportunities.

Kern Capital Management invests in small-cap and micro-cap growth companies and focuses its fundamental approach to investment research on the most innovative sectors in the U.S. economy. As a result, information technology securities represent a drastic overweight and were nearly 60% of the Fund’s assets through most of fiscal 2007. The Fund’s tech overweight was a result of Fund Management’s investment approach, not a top-down decision. Nevertheless, this overweight was additive since this sector appreciated the most of those representing a meaningful weight in the Index (>10%) and only trailed the performance of the Index’s less significant allocations to utilities and materials. Overall, stock selection in tech slightly offset the sector overweight, but ten different holdings appreciated more than 60% and the sector contributed nearly 65% of the Fund’s absolute return. Also, six of the Fund’s top ten absolute contributors were from this economic sector, while appreciating, on average, over 100% each.

Consistent with KCM’s focus on the most innovative sectors is a relatively low allocation to the consumer discretionary and financials sectors. The past fiscal year was no exception, as the Fund held very few positions in the financials sector and exhibited a 10% underweight to consumer discretionary. KCM’s underweights were advantageous as these two sectors were the worst performing sectors in the Index during the trailing twelve-months. Consumer discretionary struggled as investors continue to be skittish about the negative impact the housing market might have on consumer spending. Similarly, financials were hurt by further issues in the credit markets and lasting worries about additional sub prime fall-out.

Different market cycles may help or hinder portfolio performance, as economic sectors go in and out of favor. However, as KCM’s investment process indirectly drives sector weights, its bottom-up approach will always make stock selection a key determinant of relative performance. This was the case in fiscal 2007, as strong stock selection was most beneficial in health care, where the Fund’s positions greatly outpaced the Index. Seven Fund positions in this sector appreciated more than 60% during the trailing twelve-month period and contributed 16% of absolute performance. Positive stock selection was also evident in the materials and industrials sectors as both Fund sectors outperformed their Index counterparts. Neither sector is known for offering a wealth of innovative investment options, but the performance of several individual securities confirms that there are a few opportunities.

Lastly, the Fund’s strong performance during fiscal 2007 is particularly gratifying, since the small cap growth universe favored the larger firms. This is illustrated by the meaningful difference in performance of the Russell 2000® Growth constituents below $500 million and those above $500 million (>$500M +20.3%; <$500M +12.9%). As of fiscal year-end, more than 55% of the Fund was invested in companies with market caps below $500 million and the performance differential was a hindrance.

Over the longer term the Fund has achieved high absolute rates of return and significantly outperformed the Russell 2000® Growth Index. For the ten year period ended 10/31/07, the Managers Fremont Institutional Micro-Cap Fund’s average annual total return was 14.2%. The comparable return for the Russell 2000® Growth Index was 4.8%.

Looking Forward

While the Fund has served its shareholders well over the years, we believe it can be improved by moving it from its current single-subadvisor, single-style structure to a multi-subadvisor, multi-style structure. On December 6, 2007 the Fund’s Board of Trustees approved the replacement of Kern Capital Management with four new subadvisors for the Fund. This will allow the Fund to participate in a much broader range of micro-cap stocks, which we expect will improve the risk-adjusted performance in the future. The new managers are Lord, Abbett & Co., LLC; Next Century Growth Investors, LLC; OFI Institutional Asset Management; and WEDGE Capital Management L.L.P. Consistent with these changes we have revised the primary benchmark for the Fund to be the Russell Microcap® Index, which we believe to be a better representation of the opportunity set of companies in which the Fund invests. Following is a brief description of the investment philosophy and process for each subadvisor.

Lord, Abbett & Co. LLC

Investment Philosophy

The goal of the team is to invest in a portfolio of well-diversified quality growth stocks with reasonable valuations via an investment approach that focuses on fundamental research and experienced judgment.

Investment Process Highlights

The team focuses its stock selection effort by focusing on companies that have revenue growth of at least 15%, are experiencing year-to-year operating margin improvement and are experiencing earnings growth that is driven by top-line growth rather than being driven by one time events or simple cost cutting measures. The focus is also on identifying companies with higher quality balance sheets (often captured by finding companies with manageable debt-to-total capital ratios) and that are already profitable. Once this process is completed, the focus for the team is on forecasting both revenue and earnings growth over the next several years. To achieve this goal, and to find companies that will be growing considerably faster than their industry average, members of the team spend an extensive amount of time understanding the competitive advantages of a firm, the industry dynamics within which they operate and the strength of management.

The sell discipline is enacted if there is a fundamental change in the business, a more attractive alternative is found or if a holding reaches a 5% weight in the overall portfolio.

The portfolio typically holds between 75 and 100 stocks with no individual holding exceeding 5%. There is a risk constraint that prevents any individual industry from being greater than 25% of the total portfolio weight. The approximate annual turnover in the portfolio is 200% although this is not an explicit target as part of either the stock selection or the portfolio construction processes.

11

Managers Fremont Institutional Micro-Cap Fund

Portfolio Manager’s Comments (continued)

Next Century Growth Investors, LLC

Investment Philosophy

Next Century’s goal is to invest in high quality and fast growing companies in order to achieve compounding of portfolio value over time.

Investment Process Highlights

The team requires historical revenue growth of at least 15% for a company before conducting further research. Other key factors considered initially by the team are strong historical revenue growth, low debt and high ROE. Quantitative screening is done on a regular basis to see which stocks over the past year are experiencing significant growth. The next stage of this process involves intensive first-hand research to determine the growth prospects of a company with the team choosing a stock only when it has become convinced a company has an extraordinary opportunity to grow their business. The uniqueness of this process lies in the fact that the team seeks these companies regardless of their short-term prospects and\or current valuation. The team is looking for “home runs” and companies that will grow to the point that they will eventually reside in their small cap portfolio.

The sell discipline is enacted if there is a change in the original investment thesis or a fundamental disappointment in the company. In addition, a holding will become a candidate for sale if it reaches an extreme valuation, becomes larger than 5% of the overall portfolio or as it approaches $1 billion in market capitalization. Typically companies are sold out of the micro cap portfolio because they have approached $1 billion in market capitalization, and are bought for their small cap portfolio.

The portfolio is concentrated and typically has 40-60 holdings which can create a high level of volatility. The only risk constraints are that sector weights can not exceed two times the Russell 2000® Growth sector weights and no individual holding can be greater than 5% of the portfolio.

OFI Institutional Asset Management

Investment Philosophy

The goal of the team is to invest in companies that have a sustainable competitive advantage, strong company management, a long product cycle and pricing flexibility. The team believes that consistently identifying these types of companies will produce superior absolute and risk-adjusted returns over time.

Investment Process Highlights

The team relies on both quantitative and qualitative tools to help with their stock selection process. The team quantitatively screens on both quality and value characteristics such as high return on equity and assets for quality and low Price/Earnings and Price/ Book ratios for valuation. The quality and valuation screen leaves the team with a strong, focused universe with which to conduct its fundamental analysis where the team spends time meeting with company management as well as customers and suppliers in an effort to better understand the dynamics of the industry within which a company operates. The analysts then use a discounted cash flow analysis to arrive at a price target for each security using a static discount rate over a 1- year rolling time horizon.

The sell discipline is enacted if a stock achieves peak profitability or valuation, or the fundamentals of the original investment thesis deteriorate. In addition, a stock may be sold if a more attractive opportunity is found for the portfolio or if a stock reaches a 5% total position.

The portfolio typically holds between 40-70 securities with position sizes generally ranging from 1% to 3% with a maximum of 5% allowed in any one holding. In addition, there is a constraint that limits the maximum exposure to any sector at 30%.

WEDGE Capital Management, L.L.P.

Investment Philosophy

The team believes philosophically that the use of quantitative tolls can increase the probability and consistency of success. The investment process is focused on identifying value opportunities because of the belief that these will produce investment returns over all significant time periods.

Investment Process Highlights

The investment process is a combination of both quantitative and fundamental research insights. The quantitative portion of the investment process uses commonly found factors and characteristics that can be accessed via any number of commercial databases. The value-added portion of the process, therefore, comes from the use of a number of different factors across five major categories: valuation, earnings quality, operating efficiency, capital usage and momentum, whose efficacy has been verified via long-term regression analysis. This is the Fundamental Value model. The top results of this model are combined with the best resulting stocks from the Financial Quality model, which measures stocks across categories such as multiple earnings growth, profitability, leverage and liquidity. The top stocks that appear in both models are eligible for fundamental research. The fundamental research portion of the investment process is exclusionary in nature and meant to eliminate stocks that are not strong in earnings forecasts, valuation metrics, sector\industry outlook or any factor that can not be easily captured quantitatively.

A stock is scrutinized for possible sale if it falls below the top four deciles in the Fundamental Value model. Stocks are sold when they become fairly valued, an upgrade opportunity develops or the original investment thesis materially deteriorates.

The portfolio is confined to plus or minus 10% in any given sector although sector positions tend to be much closer to the sector weighting than this. (It should be noted that these self-imposed sector weighting constraints are based on a proprietary liquidity analysis conducted on an ongoing basis by the micro cap team and is NOT driven by the sector weightings of any micro cap benchmark). The final portfolio tends to be well diversified and holds approximately 150 securities and consistently maintains a value bias relative to the benchmark. The portfolio tends to hold securities within the $40 million to $400 million market capitalization range although does not require a sale of a holding until it reaches $800 million in market capitalization.

Cumulative Total Return Performance

Managers Fremont Institutional Micro-Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. This chart compares a hypothetical $10,000 investment made in the Managers Fremont Institutional Micro-Cap Fund on 10/31/97 to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Past performance is not indicative of future results.

12

Managers Fremont Institutional Micro-Cap Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

The table below shows the average annualized total returns for the Managers Fremont Institutional Micro-Cap Fund and the Russell 2000® Growth Index for the one-year, five-year and ten-year periods ending October 31, 2007.

Average Annual Total Returns	One Year	Five Years	Ten Years
Managers Fremont Institutional Micro-Cap	20.48%	17.90%	14.19%
Russell 2000® Growth Index	16.73%	18.57%	4.75%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

The Funds are subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

The Russell 2000® Growth Index measures the performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Funds, the Russell 2000® Growth Index is unmanaged, is not available for investment and does not incur expenses.

The Russell 2000® Index and the Russell 2000® Growth Index are registered trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

From time to time the Institutional Micro-Cap Fund’s advisor has waived fees or reimbursed expenses, which may have resulted in higher returns.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call 800.835.3879 or visit www.managersinvest. com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

Not FDIC insured, nor bank guaranteed. May lose value.

13

Managers Fremont Institutional Micro-Cap Fund

Fund Snapshots

October 31, 2007

Portfolio Breakdown

Industry	Managers Fremont Institutional Micro-Cap**	Russell 2000® Growth
Information Technology	60.3%	23.6%
Health Care	18.8%	21.0%
Industrials	6.5%	16.2%
Materials	4.5%	3.7%
Consumer Discretionary	3.6%	16.3%
Energy	0.8%	6.7%
Telecommunication Services	0.0%	1.6%
Utilities	0.0%	0.5%
Consumer Staples	0.0%	2.3%
Financials	0.0%	8.1%
Other Assets and Liabilities	5.5%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Equinix, Inc.*	5.3%
Power Integrations, Inc.*	4.5
Regeneration Technologies, Inc.*	3.8
FEI Co.*	3.6
Calgon Carbon Corp.*	3.6
Conceptus, Inc.*	3.4
Cepheid, Inc.	3.1
Eagle Test Systems, Inc.	2.7
Authorize.Net Holdings, Inc.	2.6
Double-Take Software, Inc.	2.3

Top Ten as a Group	34.9%

*	Top Ten Holding at April 30, 2007

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

14

Managers Fremont Institutional Micro-Cap Fund

Schedule of Portfolio Investments

October 31, 2007

	Shares		Value
Common Stocks - 94.5%
Consumer Discretionary - 3.6%
A.T. Cross Co., Class A*	161,600		$1,850,320
Century Casinos, Inc.*	237,600		1,698,840
IMAX Corp.*	284,900		1,467,234
Total Consumer Discretionary			5,016,394
Energy - 0.8%
SulphCo, Inc.*	169,900		1,083,962
Health Care - 18.8%
American Medical Systems Holdings, Inc.*	75,400		964,366
Cepheid, Inc.*	166,600		4,311,608
Conceptus, Inc.*	220,400		4,833,372
HMS Holdings Corp.*	53,800		1,531,686
ICON PLC.*	15,400		893,200
Insulet Corp.*	15,972		399,939
Masimo Corp.*	29,400		1,006,068
NxStage Medical, Inc.*	76,100		1,122,475
Omnicell, Inc.*	93,100		2,457,840
Phase Forward, Inc.*	65,500		1,558,245
Regeneration Technologies, Inc.*	505,400		5,362,294
SXC Health Solutions Corp.*	56,300		897,422
Trans1, Inc.	30,080	[2]	752,000
Vital Images, Inc.*	23,500		412,425
Total Health Care			26,502,940
Industrials - 6.5%
Ceco Environmental Corp.*	124,500		1,812,720
Global Traffic Network, Inc.*	348,100		2,457,586
Solar Power, Inc.	173,300		693,200
Stanley, Inc.*	49,700		1,316,056
Ultralife Batteries, Inc.*	219,900		2,951,058
Total Industrials			9,230,620
Information Technology - 60.3%
Acacia Research Corp.*	48,100		794,131
Advanced Analogic Technologies, Inc.*	212,500		2,567,000
Airspan Networks, Inc.*	295,900		701,283
Anaren Microwave, Inc.*	44,100		691,047
Astro-Med, Inc.	74,408		751,521
ATMI, Inc.*	63,200		2,031,248
Authorize.Net Holdings, Inc.*	154,700		3,615,339
Bottomline Technologies, Inc.*	103,400		1,660,604
CommVault Systems, Inc.*	108,823		2,213,460
CyberSource Corp.*	53,500		874,725
Double-Take Software, Inc.*	137,100		3,267,093
Eagle Test Systems, Inc.*	298,100		3,767,984
EDGAR Online, Inc.*	233,700		747,840
Equinix, Inc.*	64,100		7,477,906
Exar Corp.*	193,400		2,351,744
Exfo Electro-Optical Engineering, Inc.*	304,765		1,959,639
Falconstor Software, Inc.*	115,000		1,613,450
FEI Co.*	176,200		5,111,562
Forrester Research, Inc.*	44,200		1,048,424
GigaMedia Ltd.*	65,500		1,603,440
hi/fn, Inc.*	256,300		1,799,226
Keynote Systems, Inc.*	139,600		2,050,724
L-1 Identity Solutions, Inc.*	165,696	[2]	3,076,975
NCI, Inc., Class A*	102,200		1,956,108
Omniture, Inc.*	85,200		2,910,432
Online Resources Corp.*	84,511		781,727
Photon Dynamics, Inc.*	266,200		2,736,536
PLX Technology, Inc.*	79,300		827,892
Points International, Ltd.*	955,952		2,007,499
Power Integrations, Inc.*	195,900		6,372,627
Rainmaker Systems, Inc.*	143,600		1,219,164
Rimage Corp.*	71,500		1,869,010
Scopus Video Neworks, Ltd.*	267,254		1,419,119
SkillSoft PLC*	71,900		643,505
Smith Micro Software, Inc.*	92,200	[2]	1,420,802
SRS Labs, Inc.*	254,400		1,638,336
Stratasys, Inc.*	42,720		1,112,002
SupportSoft, Inc.*	215,000		1,032,000
Techwell, Inc.*	189,500		2,353,590
Volterra Semiconductor Corp.*	136,500		1,677,584
WJ Communications, Inc.*	1,375,000		1,457,500
Total Information Technology			85,211,798
Materials - 4.5%
Calgon Carbon Corp.*	338,200		5,039,180
Northern Technologies International Corp.*	120,600		1,356,750
Total Materials			6,395,930
Total Common Stocks
(cost $93,918,042)			133,441,644
Other Investment Companies - 7.4%[1]
Bank of New York Institutional Cash Reserves Fund, 5.09%[3]	1,858,786		1,858,786
Dreyfus Cash Management Fund, Institutional Class Shares, 4.94%	8,646,950		8,646,950
Total Other Investment Companies
(cost $10,505,736)			10,505,736
Total Investments - 101.9%
(cost $104,423,778)			143,947,380
Other Assets, less Liabilities - (1.9)%			(2,724,812)
Net Assets - 100.0%			$141,222,568

The accompanying notes are an integral part of these financial statements.

15

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At October 31, 2007, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were approximately:

Fund	Cost	Appreciation	Depreciation	Net
Fremont Micro-Cap	$208,366,017	$78,033,795	($6,420,860)	$71,612,935
Fremont Institutional Micro-Cap	105,693,686	41,169,339	(2,915,645)	38,253,694

*	Non-income-producing security.

[1]	Yield shown for an investment company represents its October 31, 2007, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares were out on loan to various brokers as of October 31, 2007, amounting to:

Fund	Market Value	% of Net Assets
Fremont Micro-Cap	$7,730,250	2.8%
Fremont Institutional Micro-Cap	1,823,594	1.3%

[3]	Collateral received from brokers for securities lending was invested in this short-term investment.

[4]	Affiliated Company – See Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

16

Statements of Assets and Liabilities

October 31, 2007

	Managers Fremont Micro-Cap Fund	Managers Fremont Institutional Micro-Cap Fund
Assets:
Investments at value* (including securities on loan valued at $7,730,250 and $1,823,594, respectively)	$279,978,952	$143,947,380
Receivable for investments sold	4,684,006	1,694,688
Receivable for Fund shares sold	41,299	109,632
Dividends and other receivables	67,164	48,693
Prepaid expenses	13,252	13,246

Total assets	284,784,673	145,813,639

Liabilities:
Payable for Fund shares repurchased	436,607	114,240
Payable upon return of securities loaned	7,770,286	1,858,786
Payable for investments purchased	4,161,880	2,379,624
Accrued expenses:
Investment advisory and management fees	228,135	117,477
Administrative fees	57,034	29,369
Other	196,262	91,575

Total liabilities	12,850,204	4,591,071

Net Assets	$271,934,469	$141,222,568

Shares outstanding	6,489,310	8,481,100

Net asset value, offering and redemption price per share	$41.90	$16.65

Net Assets Represent:
Paid-in capital	$203,711,129	$89,896,993
Accumulated net realized gain (loss) from investments	(6,023,268)	11,801,973
Net unrealized appreciation of investments	74,246,608	39,523,602

Net Assets	$271,934,469	$141,222,568

* Investments at cost	$205,732,344	$104,423,778

The accompanying notes are an integral part of these financial statements.

17

Statements of Operations

For the fiscal year ended October 31, 2007

	Managers Fremont Micro-Cap Fund	Managers Fremont Institutional Micro-Cap Fund
Investment Income:
Dividend income	$1,464,234	$876,797
Securities lending fees	29,840	26,456

Total investment income	1,494,074	903,253

Expenses:
Investment management fees	2,840,375	1,755,732
Administrative fees	710,094	438,933
Transfer agent	563,858	52,623
Professional fees	72,452	52,129
Reports to shareholders	62,839	49,336
Custodian	58,479	45,797
Registration fees	20,330	18,471
Trustees fees and expenses	14,524	6,160
Insurance	12,193	12,397
Miscellaneous	3,951	2,486

Total expenses before offsets	4,359,095	2,434,064

Expense reimbursement	—	(62,393)
Expense reductions	(2,626)	(1,432)

Net expenses	4,356,469	2,370,239

Net investment loss	(2,862,395)	(1,466,986)

Net Realized and Unrealized Gain:
Net realized gain on investment transactions	12,362,253	16,552,417
Net unrealized appreciation of investments	45,248,831	16,404,048

Net realized and unrealized gain	57,611,084	32,956,465

Net Increase in Net Assets Resulting from Operations	$54,748,689	$31,489,479

The accompanying notes are an integral part of these financial statements.

18

Statements of Changes in Net Assets

For the fiscal year ended October 31,

	Managers Fremont Micro-Cap		Managers Fremont Institutional Micro-Cap
	2007	2006	2007	2006
Increase (Decrease) in Net Assets From Operations:
Net investment loss	($2,862,395)	($3,015,611)	($1,466,986)	($1,787,223)
Net realized gain on investments	12,362,253	20,083,106	16,552,417	22,660,485
Net unrealized appreciation of investments	45,248,831	36,118,248	16,404,048	24,049,420

Net increase in net assets resulting from operations	54,748,689	53,185,743	31,489,479	44,922,682

Distributions to Shareholders:
From net realized gain on investments	—	—	(21,312,721)	(40,148,337)

Total distributions to shareholders	—	—	(21,312,721)	(40,148,337)

From Capital Share Transactions:
Proceeds from sale of shares	11,063,517	21,520,857	14,208,603	44,149,235
Reinvestment of distributions	—	—	20,832,879	38,621,555
Cost of shares repurchased	(97,351,781)	(168,861,323)	(163,391,112)	(123,850,684)

Net decrease from capital share transactions	(86,288,264)	(147,340,466)	(128,349,630)	(41,079,894)

Total decrease in net assets	(31,539,575)	(94,154,723)	(118,172,872)	(36,305,549)

Net Assets:
Beginning of year	303,474,044	397,628,767	259,395,440	295,700,989

End of year	$271,934,469	$303,474,044	$141,222,568	$259,395,440

End of year undistributed net investment income	—	—	—	—
Share Transactions:
Sale of shares	298,464	643,893	941,852	2,957,002
Reinvested shares	—	—	1,475,416	2,766,703
Shares repurchased	(2,611,430)	(5,253,627)	(11,144,890)	(8,304,374)

Net decrease in shares	(2,312,966)	(4,609,734)	(8,727,622)	(2,580,669)

The accompanying notes are an integral part of these financial statements.

19

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,
Managers Fremont Micro-Cap Fund	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$34.48	$29.65	$27.86	$28.14	$18.43

Income from Investment Operations:
Net investment loss	(0.37)[4]	(0.26)[4]	(0.38)	(0.44)	(0.33)
Net realized and unrealized gain on investments	7.79 [4]	5.09 [4]	2.17	0.16	10.04

Total from investment operations	7.42	4.83	1.79	(0.28)	9.71

Net Asset Value End of Year	$41.90	$34.48	$29.65	$27.86	$28.14

Total Return[1]	21.52%[5]	16.29%	6.42%	(1.00)%	52.69%

Ratio of net expenses to average net assets	1.53%[2]	1.54%[2]	1.56%[2]	1.62%	1.64%
Ratio of net investment loss to average net assets[1]	(1.01)%	(0.79)%	(1.11)%	(1.41)%	(1.47)%
Portfolio turnover	76%	82%	68%	83%	105%
Net assets at end of year (000’s omitted)	$271,934	$303,474	$397,629	$490,527	$573,677

	For the fiscal year ended October 31,
Managers Fremont Institutional Micro-Cap Fund	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$15.07	$14.94	$14.49	$14.52	$9.50
Income from Investment Operations:
Net investment loss	(0.13)[4]	(0.09)[4]	—	(0.17)	(0.13)
Net realized and unrealized gain on investments	2.99 [4]	2.36 [4]	0.97	0.14	5.15

Total from investment operations	2.86	2.27	0.97	(0.03)	5.02

Less Distributions to Shareholders from:
Net investment income	—	—	(0.00)#	—	—
Net realized gain on investments	(1.28)	(2.14)	(0.52)	—	—

Total distribution to shareholders	(1.28)	(2.14)	(0.52)	—	—

Net Asset Value End of Year	$16.65	$15.07	$14.94	$14.49	$14.52

Total Return[1]	20.48%	16.33%	6.54%	(0.21)%	52.84%

Ratio of net expenses to average net assets[2]	1.35%	1.35%	1.35%	1.30%	1.30%
Ratio of net investment loss to average net assets[1]	(0.83)%	(0.63)%	(0.89)%	(1.09)%	(1.12)%
Portfolio turnover	129%	78%	73%	87%	119%
Net assets at end of year (000’s omitted)	$141,223	$259,395	$295,701	$358,011	$391,662

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	1.39%	1.37%	1.39%	1.30%	1.30%
Ratio of net investment loss to average net assets	(0.87)%	(0.65)%	(0.93)%	(1.09)%	(1.12)%

#	Rounds to less than $0.01 per share.

[1]	Total returns and net investment loss would have been greater had certain expenses not been reduced.

[2]

Excludes the impact of expense reimbursement and expense reductions on page 18 such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of “Notes to Financial Statements.”)

[3]	Ratio information assuming no reduction of Fund expenses. (See Notes to Financial Statements.)

[4]	Per share numbers have been calculated using average shares.

[5]	The Total Return is based on the Financial Statement Net Asset Values as shown above.

20

Notes to Financial Statements

October 31, 2007

1.	Summary of Significant Accounting Policies

Managers Trust I (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report are two equity funds, Managers Fremont Micro-Cap Fund (“Micro-Cap”) and Managers Fremont Institutional Micro-Cap Fund (“Institutional Micro-Cap”). The financial statements of Micro-Cap and Institutional Micro-Cap (each a “Fund” and collectively the “Funds”) are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the NASDAQ Official Closing Price, if one is available. Lacking any sales, over-the counter securities are valued at the last quoted bid price. Under certain circumstances, the value of each Fund’s investment may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. A Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. The Investment Manager monitors intervening events that may affect the value of securities held in a Fund’s portfolio and, in accordance with procedures adopted by the Fund’s Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect the impact of events occurring subsequent to the close of such markets but prior to the time each Fund’s NAV is calculated. Fixed income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share. Investments in certain mortgage-backed, stripped mortgage-backed, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

b.	Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The Funds may participate in a directed brokerage program whereby certain portfolio trades are directed to various brokers who pay a portion of the Funds expenses. For the fiscal year ended October 31, 2007, no trades were directed under this program.

The Funds have a “balance credit” arrangement with The Bank of New York (“BNY”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the fiscal year ended October 31, 2007, the custodian expense was reduced as follows: Micro-Cap - $279 and Institutional Micro-Cap - $103. Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the overdraft. For the fiscal year ended October 31, 2007, neither Fund incurred any overdraft charges.

The Trust also has a balance credit arrangement with its Transfer Agent, PFPC, Inc., whereby earnings credits are used to offset banking charges. For the fiscal year ended October 31, 2007, the transfer agent expense was reduced as follows: Micro-Cap - $2,347 and Institutional Micro-Cap - $1,329.

21

Managers Fremont Funds

Notes to Financial Statements (continued)

The Investment Manager, an independently-managed subsidiary of Affiliated Managers Group, Inc. (“AMG”) and the investment manager for the Funds, has contractually agreed, through at least March 1, 2008, to waive its fees and pay or reimburse expenses of Institutional Micro-Cap to the extent that the total annual operating expenses (exclusive of taxes, interest, brokerage costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund exceed 1.35% of the Fund’s average daily net assets. Prior to March 1, 2007, the Micro Cap Fund’s annual operating expenses were limited to 1.98% of the Fund’s average daily net assets. No reimbursements were paid by the Investment Manager under this expense limitation agreement. Since March 1, 2007, the Micro Cap Fund has operated without an expense limitation agreement.

Effective January 15, 2005, the Institutional Micro-Cap Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such year to exceed the previously stated contractual expense limitation percentages of the Fund’s average daily net assets. For the fiscal year ended October 31, 2007, the cumulative amount of expense reimbursement by the Investment Manager subject to repayment by the Institutional Micro-Cap Fund equaled $138,064.

d.	Dividends and Distributions

Dividends resulting from net investment income and distributions of capital gains, if any, normally will be declared and paid annually in December and when required for Federal excise tax purposes. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, foreign currency and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during fiscal years ended 2007 and 2006 for the Institutional Micro-Cap Fund was as follows:

	2007	2006
Distributions paid from:
Ordinary income	—	—
Short-term capital gains	$742,109	—
Long-term capital gains	20,570,612	$40,148,337

	$21,312,721	$40,148,337

As of October 31, 2007, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

2007
Capital loss carryforward	—
Undistributed ordinary income	—
Undistributed short-term capital gains	$7,769,291
Undistributed long-term capital gains	5,302,591

The Micro-Cap Fund paid no distributions during 2007 or 2006.

e.	Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

f.	Capital Loss Carryovers

As of October 31, 2007, the Micro-Cap Fund had utilized capital losses during the year of $10,522,871 and had an accumulated net realized capital loss carryover of $3,389,595. This amount may be used to offset realized capital gains, if any, through October 31, 2010. The Institutional Micro-Cap Fund had no accumulated net realized capital loss carryover from securities transactions for Federal income tax purposes.

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At October 31, 2007, certain unaffiliated shareholders, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the Funds as follows: Micro-Cap - 2 own collectively 50% and Institutional Micro-Cap - 2 own collectively 58%. Transactions by these shareholders may have a material impact on their respective Fund.

2.	Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which the Investment Manager provides or oversees investment management services to the Funds. The Investment Manager selects subadvisors for each Fund (subject to Trustee approval), allocates assets among subadvisors and monitors the subadvisors’ investment programs and results. Each Fund’s investment portfolio is managed by portfolio managers who serve pursuant to subadvisory agreements with the Investment Manager.

Investment management fees are paid directly by each Fund to the Investment Manager based on average daily net assets. The annual investment management fee rate, as a percentage of average daily net assets for the fiscal year ended October 31, 2007 was 1.00% for both Micro-Cap and Institutional Micro-Cap.

The Trust has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as each Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and

22

Managers Fremont Funds

Notes to Financial Statements (continued)

registered investment advisers, that advise or act as an intermediary with the Funds’ shareholders. For its services, the Administrator is paid a fee at a rate of 0.25% of average net assets per annum.

Prior to July 1, 2007, the aggregate annual retainer paid to each Independent Trustee was $55,000, plus $4,000 or $2,000 for each regular or special meeting attended, respectively. Effective July 1, 2007, the aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. (Prior to July 1, 2007, the Independent Chairman received an additional payment of $10,000 per year). The Chairman of the Audit Committee receives an additional payment of $5,000 per year. (Prior to July 1, 2007, the Chairman of the Audit Committee received an additional $2,000 per year). The “Trustee fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

The Funds are distributed by Managers Distributors, Inc. (the “Distributor”) a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the principal underwriter for each Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. The Distributor bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

3.	Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the fiscal year ended October 31, 2007, for Micro-Cap were $199,188,195 and $264,907,556; and for Institutional Micro-Cap were $206,338,098 and $337,548,919, respectively. There were no purchases or sales of U.S. Government securities.

4.	Portfolio Securities Loaned

The Funds may participate in a securities lending program offered by BNY providing for the lending of equities, corporate bonds and government securities to qualified brokers. Collateral on all securities loaned is accepted in cash and/or government securities. Collateral is maintained at a minimum level of 102% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds or other short-term investments by BNY. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after rebate) are then divided between BNY, as a fee for its services under the program, and the Fund according to agreed-upon rates.

5.	Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, each Fund expects the risk of loss to be remote.

23

Managers Fremont Funds

Notes to Financial Statements (continued)

6.	Transactions with Affiliated Companies

An affiliated company is a company that is directly or indirectly controlled by a related party or a company in which a fund has ownership of at least 5% of the voting securities. Transactions during the fiscal year ended October 31, 2007, with companies which are or were affiliates of the Micro-Cap Fund are as follows:

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Market Value	Gains/ (Losses)	% Ownership of Affiliate
Northern Technologies International Corp.	$191,276	$279,265	—	$2,785,894	($288)	6.7%

7.	New Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109 (“FIN 48”).” FIN 48 applies to all registered investment companies and establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2004-2007) and has concluded that as of October 31, 2007, no provision for income tax would be required in the funds’ financial statements. Additionally, Fund Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, the adoption of SFAS 157 will have on the Funds’ financial statements.

8.	Subsequent Event

At a meeting held on December 5-6, 2007, the Trust’s Board of Trustees approved the termination of the subadvisory agreements with respect to the Micro-Cap and Institutional Micro-Cap between Kern Capital Management LLC (“Kern”) and the Funds’ Investment Manager. The Trust’s Board of Trustees also approved the appointment of Next Century Growth Investors LLC (“Next Century”), Lord, Abbett & Co., LLC (“Lord Abbett”), WEDGE Capital Management L.L.P. (“WEDGE Capital”), and OFI Institutional Asset Management, Inc. (“OFI”) as new subadvisors (the “Subadvisors”) to each of the Funds effective December 10, 2007. Therefore, effective December 10, 2007, Kern will no longer be subadvisor to the Funds, and each Fund’s portfolio will be subadvised by Next Century, Lord Abbett, WEDGE Capital, and OFI, each managing a portion of each Fund’s portfolio previously managed entirely by Kern. Next Century will manage its portion of each Fund focusing on micro-cap and small-cap growth investments. Lord Abbett will manage its portion of each Fund focusing on micro-cap growth investments. WEDGE Capital will manage its portion of each Fund focusing on micro-cap value investments, and OFI will manage its portion focusing on micro-cap core investments.

In addition, effective January 1, 2008, the Investment Manager has contractually agreed through March 1, 2009, to waive its fees and pay or reimburse expenses of Micro-Cap to the extent that the total annual operating expenses (exclusive of taxes, interest, brokerage costs, acquired fund fees and extraordinary expenses) of the Fund exceed 1.56% of the Fund’s average daily net assets.

24

Managers Fremont Funds

Notes to Financial Statements (continued)

Tax Information (unaudited)

Each Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2007 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, Managers Fremont Micro-Cap and Institutional Micro-Cap designate $0, and $5,312,443, respectively, as long-term capital gains for the taxable year ended October 31, 2007.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers Trust I and the Shareholders of Managers Fremont Micro-Cap Fund and Managers Fremont Institutional Micro-Cap Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers Fremont Micro-Cap Fund and Managers Fremont Institutional Micro-Cap Fund, (two of the series constituting Managers Trust I, hereafter referred to as the “Funds”), at October 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2007

26

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 2000 • Oversees 31 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 2000 • Oversees 31 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Trustee of Bowdoin College (2002-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Edward J. Kaier, 9/23/45 • Trustee since 2000 • Oversees 31 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Kilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Steven J. Paggioli, 4/3/50 • Trustee since 2000 • Oversees 31 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP.

Eric Rakowski, 6/5/58 • Trustee since 2000 • Oversees 31 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2000 • Oversees 31 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, White Bear Partners, LLC (2007-Present); Partner, Schneeweis Capital Management, LLC (2007-Present); Partner, Schneeweis Associates, LLC (2007-Present); Partner, Northampton Capital Management, LLC (2004-Present); Partner, TRS Associates (2007-Present).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustee

The following Trustee is an “interested person” of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
William J. Nutt, 3/30/45 • Trustee since 2005 • President since 2007 • Oversees 31 Funds in Fund Complex	Chairman and Founder of Affiliated Managers Group, Inc., (1993-Present); Chief Executive Officer of Affiliated Managers Group, Inc. (1993-2004); Director, Affiliated Managers Group, Inc. (1993-Present); President of Affiliated Managers Group, Inc. (1993-1999); President and Chief Operating Officer, The Boston Company (1989-1993); Senior Executive Vice President, The Boston Company (1982-1989).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christine C. Carsman, 4/2/52 • Secretary since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers AMG Funds and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 2000	Senior Vice President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust II (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004); Chief Financial Officer, The Managers Funds, Managers Trust II and Managers AMG Funds (2007-Present).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Operating Officer, The Managers Funds, Managers AMG Funds and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006); Senior Vice President, Prudential Investments (1999-2004).

27

Annual Renewal of Investment Advisory Agreements

MANAGERS FREMONT MICRO-CAP FUND

On June 8, 2007, the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the Investment Management Agreement with the Investment Manager for the Managers Fremont Micro-Cap Fund (the “Fund”) and the Subadvisory Agreement for the Subadvisor. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements, the Trustees reviewed a variety of materials relating to the Fund, the Investment Manager and the Subadvisor, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (the “Peer Group”), performance information for the relevant benchmark index (the “Fund Benchmark”) and other information regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisor under their respective agreements. The Trustees also took into account performance, fee and expense information regarding the Fund provided to them on a quarterly basis throughout the year. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreement and the Subadvisory Agreement; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services. In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager relating to the performance of its duties with respect to the Fund and the Trustees’ familiarity with the Investment Manager’s management through Board meetings, discussions and reports. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the quality of the search, selection and monitoring services performed by the Investment Manager in overseeing the portfolio management responsibilities of the Subadvisor; (b) the Investment Manager’s ability to supervise the Fund’s other service providers; and (c) the Investment Manager’s compliance programs. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and to maintain contractual expense limitations for the Fund.

The Trustees also reviewed information relating to the Subadvisor’s operations and personnel and the investment philosophy, strategies and techniques (the “Investment Strategy”) used in managing the Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding the Subadvisor’s organizational and management structure and the Subadvisor’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at the Subadvisor with portfolio management responsibility for the Fund, including the information set forth in the Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadvisor in the past; (b) the qualifications and experience of the Subadvisor’s personnel; and (c) the Subadvisor’s compliance programs. The Trustees also took into account the financial condition of the Subadvisor with respect to its ability to provide the services required under the Subadvisory Agreement.

Performance. Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2007 was above, below, below and above, respectively, the median performance of the Peer Group and the performance of the Fund Benchmark, which is the Russell 2000® Growth Index. The Trustees noted the longer-term performance of the Fund. They further noted management’s discussion of the Fund’s performance. The Trustees concluded that the Fund’s performance has been satisfactory in light of all factors considered.

As noted above, the Board considered the Fund’s performance during relevant time periods as compared to the Fund’s Peer Group and noted that the Board reviews on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and Investment Strategies. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor. The Board also noted the Subadvisor’s performance record with respect to the Fund. The Board was mindful of the Investment Manager’s focus on the Subadvisor’s performance with respect to the Fund and the explanations of management regarding the factors that contributed to the performance of the Fund.

Advisory Fees and Profitability. In considering the reasonableness of the advisory fee charged by the Investment Manager for managing the Fund, the Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by the Fund’s Subadvisor and, therefore, that the fees paid to the Investment Manager cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of-managers” complex of mutual funds. The Trustees concluded that, in light of the additional high quality supervisory services provided by the Investment Manager and the fact that the subadvisory fees are paid out of the advisory fee, the advisory fee payable by the Fund to the Investment Manager can reasonably be expected to exceed the median advisory fee for the Peer Group, which consists mostly of funds that do not operate with a manager-of-managers structure.

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees also reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect, received by the Investment Manager and its affiliates attributable to managing the Fund and all the mutual funds in the Managers Family of Funds, the cost of providing such services and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also noted the current and potential asset levels of the

28

Annual Renewal of Investment Advisory Agreements (continued)

Fund. In this regard, the Trustees noted that, unlike a mutual fund that is managed by a single investment adviser, the Fund operates in a manager-of-managers structure and, as the Fund grows in size, it is common practice for the Investment Manager to recommend the selection of an additional Subadvisor to manage a portion of the Fund’s portfolio. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. The Trustees further noted that, because of this practice, the Investment Manager’s oversight and supervisory responsibilities with respect to the Fund can be expected to increase with the size of the Fund. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fees for the Fund at this time. With respect to economies of scale, the Trustees also noted that as the Fund’s assets increase over time, the Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

The Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of October 31, 2006 were higher and lower, respectively, than the average for the Peer Group. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the Fund’s performance, and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

Subadvisory Fees and Profitability. In considering the reasonableness of the fee payable by the Investment Manager to the Subadvisor, the Trustees relied on the ability of the Investment Manager to negotiate the terms of the Subadvisory Agreement at arm’s length as part of the manager-of-managers structure, noting that the Subadvisor is not affiliated with the Investment Manager. In addition, the Trustees noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. Accordingly, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund were not material factors in the Trustees’ deliberations. For similar reasons, and based on the current size of the portion of the Fund managed by the Subadvisor, the Trustees concluded that any economies of scale being realized by the Subadvisor was not a material factor in the Trustees’ deliberations at this time.

*    *    *    *

After consideration of the foregoing, the Trustees also reached the following conclusions regarding the Investment Management Agreement and the Subadvisory Agreement, in addition to those conclusions discussed above: (a) the Investment Manager and the Subadvisor have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and the Subadvisory Agreement; (b) the Subadvisor’s Investment Strategy is appropriate for pursuing the Fund’s investment objectives; (c) the Subadvisor is reasonably likely to execute its Investment Strategy consistently over time; and (d) the Investment Manager and the Subadvisor maintain appropriate compliance programs.

Based on all of the above-mentioned factors and related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and the Subadvisory Agreement would be in the interests of the Fund and its shareholders. Accordingly, on June 8, 2007, the Trustees, including a majority of the Independent Trustees, voted to approve the Investment Management Agreement and the Subadvisory Agreement for the Fund’s Subadvisor.

MANAGERS FREMONT INSTITUTIONAL MICRO-CAP FUND

On June 8, 2007, the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the Investment Management Agreement with the Investment Manager for the Managers Fremont Institutional Micro-Cap Fund (the “Fund”) and the Subadvisory Agreement for the Subadvisor. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements, the Trustees reviewed a variety of materials relating to the Fund, the Investment Manager and the Subadvisor, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (the “Peer Group”), performance information for the relevant benchmark index (the “Fund Benchmark”) and other information regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisor under their respective agreements. The Trustees also took into account performance, fee and expense information regarding the Fund provided to them on a quarterly basis throughout the year. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreement and the Subadvisory Agreement; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services. In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager relating to the performance of its duties with respect to the Fund and the Trustees’ familiarity with the Investment Manager’s management through Board meetings, discussions and reports. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the quality of the search, selection and monitoring services performed by the Investment Manager in overseeing the portfolio management responsibilities of the Subadvisor; (b) the Investment Manager’s ability to supervise the Fund’s other service providers; and (c) the Investment Manager’s compliance programs. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and to maintain contractual expense limitations for the Fund.

29

Annual Renewal of Investment Advisory Agreements (continued)

The Trustees also reviewed information relating to the Subadvisor’s operations and personnel and the investment philosophy, strategies and techniques (the “Investment Strategy”) used in managing the Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding the Subadvisor’s organizational and management structure and the Subadvisor’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at the Subadvisor with portfolio management responsibility for the Fund, including the information set forth in the Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadvisor in the past; (b) the qualifications and experience of the Subadvisor’s personnel; and (c) the Subadvisor’s compliance programs. The Trustees also took into account the financial condition of the Subadvisor with respect to its ability to provide the services required under the Subadvisory Agreement.

Performance. Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2007 was below, below, below and above, respectively, the median performance of the Peer Group and the performance of the Fund Benchmark, which is the Russell 2000® Growth Index. The Trustees noted the 10-year performance of the Fund. They further noted management’s discussion of the Fund’s performance. The Trustees concluded that the Fund’s performance has been satisfactory in light of all factors considered.

As noted above, the Board considered the Fund’s performance during relevant time periods as compared to the Fund’s Peer Group and noted that the Board reviews on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and Investment Strategies. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor. The Board also noted the Subadvisor’s performance record with respect to the Fund. The Board was mindful of the Investment Manager’s focus on the Subadvisor’s performance with respect to the Fund and the explanations of management regarding the factors that contributed to the performance of the Fund.

Advisory Fees and Profitability. In considering the reasonableness of the advisory fee charged by the Investment Manager for managing the Fund, the Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by the Fund’s Subadvisor and, therefore, that the fees paid to the Investment Manager cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of-managers” complex of mutual funds. The Trustees concluded that, in light of the additional high quality supervisory services provided by the Investment Manager and the fact that the subadvisory fees are paid out of the advisory fee, the advisory fee payable by the Fund to the Investment Manager can reasonably be expected to exceed the median advisory fee for the Peer Group, which consists mostly of funds that do not operate with a manager-of-managers structure.

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees also reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect, received by the Investment Manager and its affiliates attributable to managing the Fund and all the mutual funds in the Managers Family of Funds, the cost of providing such services and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also noted the current and potential asset levels of the Fund and the willingness of the Investment Manager to waive fees and pay expenses for the Fund from time to time as a means of limiting the total expenses of the Fund. In this regard, the Trustees noted that, unlike a mutual fund that is managed by a single investment adviser, the Fund operates in a manager-of-managers structure and, as the Fund grows in size, it is common practice for the Investment Manager to recommend the selection of an additional Subadvisor to manage a portion of the Fund’s portfolio. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. The Trustees further noted that, because of this practice, the Investment Manager’s oversight and supervisory responsibilities with respect to the Fund can be expected to increase with the size of the Fund. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fees for the Fund at this time. With respect to economies of scale, the Trustees also noted that as the Fund’s assets increase over time, the Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

The Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of October 31, 2006 were higher and lower, respectively, than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed through March 1, 2008 to limit the Fund’s net annual operating expenses to 1.35%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the Fund’s performance, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

Subadvisory Fees and Profitability. In considering the reasonableness of the fee payable by the Investment Manager to the Subadvisor, the Trustees relied on the ability of the Investment Manager to negotiate the terms of the Subadvisory Agreement at arm’s length as part of the manager-of-managers structure, noting that the Subadvisor is not affiliated with the Investment Manager. In addition, the Trustees noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. Accordingly, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund were not material factors in the Trustees’ deliberations. For similar reasons, and based on the current size of the portion of the Fund managed by the Subadvisor, the Trustees concluded that any economies of scale being realized by the Subadvisor was not a material factor in the Trustees’ deliberations at this time.

*    *    *    *

After consideration of the foregoing, the Trustees also reached the following conclusions regarding the Investment Management Agreement and the Subadvisory Agreement, in addition to those

30

Annual Renewal of Investment Advisory Agreements (continued)

conclusions discussed above: (a) the Investment Manager and the Subadvisor have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and the Subadvisory Agreement; (b) the Subadvisor’s Investment Strategy is appropriate for pursuing the Fund’s investment objectives; (c) the Subadvisor is reasonably likely to execute its Investment Strategy consistently over time; and (d) the Investment Manager and the Subadvisor maintain appropriate compliance programs.

Based on all of the above-mentioned factors and related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and the Subadvisory Agreement would be in the interests of the Fund and its shareholders. Accordingly, on June 8, 2007, the Trustees, including a majority of the Independent Trustees, voted to approve the Investment Management Agreement and the Subadvisory Agreement for the Fund’s Subadvisor.

31

Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Subadvisors

Lord, Abbett & Co. LLC

90 Hudson Street

Jersey City, NJ 07302

Next Century Growth Investors, LLC

5500 Wayzata Boulevard, Suite 1275

Minneapolis, MN 55416

OFI Institutional Asset Management

470 Atlantic Avenue, 11th Floor

Boston, MA 02210

WEDGE Capital Management L.L.P

301 S. College Street, #2920

Charlotte, NC 28202

Custodian

The Bank of New York

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PFPC, Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

MANAGERS AND MANAGERS AMG EQUITY FUNDS

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

ESSEX GROWTH

ESSEX LARGE CAP GROWTH

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

INSTITUTIONAL MICRO-CAP

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

OFI Institutional Asset Management

Next Century Growth Investors, LLC

INTERNATIONAL EQUITY

Alliance Bernstein L.P.

Lazard Asset Management, LLC

Wellington Management Company, LLP

CHICAGO EQUITY PARTNERS

MID-CAP

Chicago Equity Partners, LLC

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

SMALL CAP

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TimesSquare Capital Management, LLC

SMALL COMPANY

Epoch Investment Partners, Inc.

Kalmar Investment Advisers, Inc.

SPECIAL EQUITY

Donald Smith & Co., Inc.

Lord, Abbett & Co. LLC

Skyline Asset Management, L.P.

Smith Asset Management Group, LP

Veredus Asset Management LLC

Westport Asset Management, Inc.

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

VALUE

Armstrong Shaw Associates Inc.

Osprey Partners Investment Mgmt., LLC

MANAGERS AND MANAGERS AMG

BALANCED FUNDS

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

GLOBAL

Armstrong Shaw Associates Inc. Alliance Bernstein L.P. First Quadrant, L.P.

Northstar Capital Management, Inc. Wellington Management Company, LLP

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

First Quadrant, L.P.

MANAGERS FIXED INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME GLOBAL BOND

Loomis, Sayles & Company L.P.

BOND (MANAGERS FREMONT)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Evergreen Investment Management Co., LLC

HIGH YIELD

J.P. Morgan Investment Management Inc.

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

MONEY MARKET

JPMorgan Investment Advisors Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

ANNUAL REPORT

Managers Funds

October 31, 2007

Managers Fremont Global Fund

Managers Small Cap Fund

Managers Real Estate Securities Fund

Managers California Intermediate Tax-Free Fund

The Managers Funds

Annual Report — October 31, 2007

Page
LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUNDS’ EXPENSES	3

INVESTMENT MANAGERS’ COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

Managers Fremont Global Fund	4

Managers Small Cap Fund	14

Managers Real Estate Securities Fund	20

Managers California Intermediate Tax-Free Fund	25

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	30

FINANCIAL STATEMENTS:

Statements of Assets and Liabilities	31
Funds’ balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statements of Operations	32
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	33
Detail of changes in Fund assets for the past two fiscal years

FINANCIAL HIGHLIGHTS	35
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	37
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	42

TRUSTEES AND OFFICERS	43

ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENTS	44

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of The Managers Funds or Managers AMG Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Fellow Shareholder:

Financial markets have been increasingly unsettled this past year, particularly during the summer months and currently as we write this report. While the economy has continued to grow, a liquidity crisis initiated by spreading weakness in subprime mortgage loans increased uncertainty about its sustainability. Bonds of all credit quality became unusually volatile, and credit spreads, having been extremely slim, widened dramatically, raising the cost of capital for many borrowers. Naturally the equity markets followed suit and became more volatile as the rising cost of capital pressured corporate profitability, penalized leverage, and hindered merger and acquisition activity.

As has been well documented in the financial press, the continued weakness in residential housing prices, combined with gradually rising interest rates, has put severe stress on low credit-quality (subprime) borrowers. Rising defaults pushed several mortgage lenders and leveraged subprime mortgage investors toward bankruptcy and catalyzed a swift and broad flight from various forms of investment risk over the past few months. These revelations began creating serious liquidity problems in the credit markets late in the second quarter and have been the root of uncertainty and market volatility ever since.

A rapid and at times indiscriminate flight from risk created unusual patterns of volatility within the bond market. Credit spreads widened significantly throughout July, as Moody’s and S&P downgraded hundreds of securities, and price moves forced leveraged investors to raise cash any way they could. Since much of the leverage had been funded with short-term debt, the short end of the yield curve bore the brunt of the liquidity crisis. The typically docile commercial paper market seized as demand dried up, and short-term Treasury yields vacillated between 2.9% and 4.9% as investors raced to safety, causing a dislocation in prices. Since then, prices for credits have generally recovered, as the Federal Reserve pumped liquidity into the system and investors have had time to evaluate underlying fundamentals and adjust their portfolios in a more rational manner.

After rallying strongly off of a February trough, the stock market followed the lead of the credit markets by trading sharply down during the liquidity crisis in July, then recovering from late August through October. Here, too, there were interesting anomalies in the indiscriminate flight from risk. Not surprisingly, small-and mid-cap stocks reacted more during the price declines, and underperformed large-cap stocks during the period. Interestingly however, growth indices, which would normally react poorly to a rise in interest rates or a liquidity squeeze, significantly outperformed value indices during the period. We believe there were two primary reasons for this. One, since value indices had outperformed growth indices for an extended period of time, a typical “reversion to the mean” took place. Two, the quick reduction of leverage from the markets in general forced many quantitatively based hedge fund managers to reverse their trades in a very quick fashion. As it turned out, many of these investors used similar value-biased models to guide their purchase and sale decisions. The result was that the same stocks were being sold off not for investment reasons, but because of liquidity needs. Stocks recovered in late August and throughout October, as a result of an infusion of liquidity by the Federal Reserve, increasing visibility about where the risks were residing, and a much anticipated reduction of the Fed Funds Rate in mid-September.

Within this environment, all four of the Funds represented in this report provided positive returns for the 12-months ended October 31, 2007 (the Funds’ fiscal year). A detailed review of the performance and positioning of each of the Funds is included within this report.

Lingering credit problems and further revelations of losses from large financial institutions are hindering not only the financial markets, but the economy as well. In our opinion, it appears this will continue for some time, pushing the economy closer to the tipping point of recession. Uncertainty about whether it will tip has driven volatility higher, as the financial markets have traded sharply higher or lower depending upon the news each day. The Federal Reserve has been accommodating, and although we think the risk of recession has increased, we still believe that portions of the U.S. and global economies remain healthy. In sum, we continue to believe that investors should maintain their portfolios with allocations near their long-run targets, rebalance if necessary and take full advantage of opportunities to participate in the growth of the global economy.

One of our foremost goals at Managers Investment Group is to structure and manage mutual funds that will help our shareholders and clients become more successful in reaching their investment goals and objectives.

Letter to Shareholders (continued)

Each of our Funds is geared to provide you with exposure to a specific asset class, combination of asset classes, or segment of the market. Investors tend to use our Funds as part of their overall asset allocation in order to structure a well-diversified portfolio intended to meet individual needs. Most of our Funds, like the Managers Small Cap Fund, and Managers Real Estate Securities Fund, are therefore designed to be building blocks.

The following report covers the one-year period ending October 31, 2007. Should you have any questions about this report, or if you’d like to receive a Prospectus and additional information, including fees and expenses, for this or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our website at www.managersinvest.com. As always, please read the Prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Sincerely,

John H. Streur	Thomas G. Hoffman, CFA
Senior Managing Partner	Executive Vice President
Managers Investment Group LLC	Chief Investment Officer
Managers Investment Group LLC

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended October 31, 2007	Expense Ratio for the period	Beginning Account Value 5/1/2007	Ending Account Value 10/31/2007	Expenses Paid During the Period*
Managers Fremont Global Fund
Based on Actual Fund Return	0.82%	$1,000	$1,082	$4.30
Based on Hypothetical 5% Annual Return	0.82%	$1,000	$1,021	$4.18
Managers Small Cap Fund
Based on Actual Fund Return	1.39%	$1,000	$1,090	$7.32
Based on Hypothetical 5% Annual Return	1.39%	$1,000	$1,018	$7.07
Managers Real Estate Securities Fund
Based on Actual Fund Return	1.42%	$1,000	$951	$6.98
Based on Hypothetical 5% Annual Return	1.42%	$1,000	$1,018	$7.22
Managers California Intermediate Tax Free Fund
Based on Actual Fund Return	0.57%	$1,000	$1,011	$2.89
Based on Hypothetical 5% Annual Return	0.57%	$1,000	$1,022	$2.91

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Fremont Global Fund

Portfolio Manager’s Comments

The Managers Fremont Global Fund seeks to maximize total return while reducing risk by investing in U.S. and international stocks, bonds, and short-term securities (cash).

The Portfolio Manager

Northstar Capital Management’s investment team believes that investing in high quality, high earnings growth companies will generate superior investment returns over full market cycles. To find these companies, the portfolio management team performs fundamental, bottom-up research using a combination of quantitative and qualitative criteria.

The investment process begins with a universe of stocks with market capitalizations exceeding $5 billion. Stocks must also exhibit low volatility and high liquidity. The team then runs a screen to identify stocks that exhibit: (1) higher than market trailing EPS growth; (2) higher than market 5-year projected EPS growth; (3) higher earnings stability; (4) P/E to growth ratio lower than the market; and (5) return on equity higher than the market. This quantitative screen narrows the universe to approximately 100 stocks.

Fundamental, bottom-up analysis is then performed on each company, narrowing the candidate universe down to those with strong qualitative characteristics. Management looks for companies that have excellent businesses with unique characteristics deriving from superior products, niche markets, first-rate customer service, innovative approaches, creative skills, superior management, and high employee involvement. These companies are typically acknowledged leaders in their fields. This qualitative analysis then leads to a portfolio of approximately 25-30 names representing the best ideas of the portfolio management team. Stocks in the portfolio are generally equally weighted, and holdings are monitored to assure competitive advantage and growth characteristics.

Armstrong Shaw Associates, Inc.

Jeff Shaw and the investment management team at Armstrong Shaw take a disciplined absolute value approach to investing in the equity market. The team’s goal is to purchase companies that are selling at a substantial discount to intrinsic value. Armstrong Shaw defines intrinsic value as an estimate of what a company would be worth if it were sold as a continuing operation to a knowledgeable buyer. This approach permits price appreciation if the stock grows into its intrinsic value while limiting the risk of significant price depreciation.

The team begins by screening the universe of domestic stocks for those with market caps more than $2.5 billion, P/E ratios below the market average, EPS growth better than 10% and return on equity better than 15%. The team might also search for certain events or special situations such as restructurings, industry events, or legislative changes. After narrowing the universe to about 200 mid- and large-cap names, the investment team analyzes the companies by speaking with management, suppliers and customers and examining financial statements. Qualitatively, Armstrong Shaw prefers companies with discernable business franchises and a management team with a successful track record. Unlike a deep value manager where price is the main concern, Armstrong Shaw is willing to pay a bit more for a company with a strong business plan as long as the price is still below what the team estimates as the intrinsic value. Quantitatively, the team compares the stock prices to cash flows, EPS, sales, etc. The team will estimate the stock’s intrinsic value and purchase stocks only when they are selling for less than 70% of the estimated intrinsic value.

This results in a portfolio of 30-40 of the team’s best ideas. Another 100 stocks or so remain on a watch list for future consideration. Then the team sets target prices on these stocks that reflect its expectation of 30-50% price appreciation over the next 2-3 years. Thus, turnover tends to be low. The portfolio’s performance is driven by each stock’s appreciation toward its intrinsic value along with rising intrinsic value in response to improved business or industry outlooks. Armstrong Shaw will sell a position when a price target is reached, the company’s fundamentals deteriorate, or if it reports below-expectation financial results. Additionally, a drop in price of 25% from average cost triggers an automatic review process for potential sale.

First Quadrant, L.P.

First Quadrant believes that there are significant and recurring market inefficiencies and that history can help identify which inefficiencies are profitable. Inefficiencies may be identified through ongoing fundamental research conducted by First Quadrant’s research team. Incorporating this fundamental research into a quantitative model leads to a consistent, disciplined investment process.

Led by Chris Luck and Max Darnell, First Quadrant’s investment team uses a proprietary multi-factor quantitative model to construct portfolios that combine a top-down analysis of market and economic conditions with a bottom-up stock selection process. The top-down analysis consists of a review of market and economic data to identify those industries and sectors of the market that are likely to benefit from present and future economic conditions. The top-down analysis helps fund management determine how to tilt the portfolio relative to the benchmark in terms of style, market cap, and industry weightings. Individual stock selection, however, is driven by bottom-up models that focus primarily on market sentiment, valuation, and accounting fundamentals.

Kern Capital Management LLC

Kern Capital Management believes the U.S. micro-cap stock universe provides the opportunity to invest in innovative companies with exceptional growth prospects. With minimal research coverage by brokerage firms and low institutional ownership, KCM believes micro-cap stocks represent the least efficient sector of the market.

Bob Kern is one of the pioneers of small-cap and micro-cap investing. While focusing his attention on small companies, Bob Kern and his team direct their efforts toward finding companies that are succeeding through innovation of new products or services. Thus, the portfolio tends to be concentrated in the technology, health-care, consumer goods and service sectors. The team seeks to earn returns from the appreciation of stocks as the companies’ products develop and penetrate new markets.

In most cases, the analysis of the product and judgments regarding its potential are the most important aspects of the decision to own a stock. In all cases, however, the operational and financial health of the company must be verified. Bob and the investment team at Kern Capital likes to find companies in which margins will increase with revenue growth and that can finance much of their growth from operating cash flow. Although valuation is clearly important, the team is often willing to pay relatively high multiples when it sees compelling growth potential.

Wellington Management Company, LLP

Wellington Management’s portfolio is managed by its International Growth Team (“IGT”), comprised of portfolio managers Jean-Marc Berteaux and Andrew S. Offit. Jean-Marc and Andy are supported

Fremont Global Fund

Portfolio Manager’s Comments (continued)

by Wellington Management’s global industry analysts and regional analysts as well as specialized fundamental, quantitative, and technical analysts, and traders. The IGT’s investment philosophy is built on the beliefs that industry is the dominant competitive factor for companies, that companies can dominate industries on a global basis, and that expectations about companies, specifically earnings, drive stock prices. Wellington’s focus is to identify industry leaders with earnings forecasts ahead of market expectations, and to identify the key drivers for the earnings.

The initial investable universe is comprised of companies in the MSCI EAFE Index with market capitalizations greater than US$1 billion. These companies are researched by Wellington Management’s specialist group of industry analysts who perform intensive ongoing fundamental analysis. Analysts provide assessments, financial models and fundamental research to the IGT. The focus of this research is to update an ongoing assessment of management, current business challenges and aggregate industry trends. Thorough analysis is done in preparation for and following company contacts to ensure that “the numbers support the story” – that the strategy and challenges outlined by management are coming through in financial results. The companies ultimately purchased for the portfolio will exhibit the following characteristics:industry leadership, identified earnings drivers, and above consensus earnings growth expectations. Companies in the portfolio are continually monitored to ensure their fundamental attractiveness based on the identified earnings drivers. Market expectations catching up to their earnings forecast and/or deterioration in earnings drivers will factor into the sell decision. The portfolio will generally hold 50 to 80 securities. Portfolio turnover is expected to be high, exceeding 150% on average per annum. While the portfolio’s holdings-based turnover is expected to be in the 100% range, the IGT will actively trade these positions as a result of significant near-term price movements and other factors.

Bernstein Investment Research and Management

Bernstein’s approach to investing is value-based and research driven. Bernstein’s thesis is that human nature leads investors to buy and sell financial assets based on an overreaction to near-term events as they confuse temporary or cyclical characteristics with structural change. Thus, short-term problems, which cause profits and stocks to decline, can create buying opportunities, as investors underestimate the potential for corrective strategies to restore long-term earnings power. The investment team, led by Kevin Simms, attempts to exploit this by using research to separate fact from emotion. Bernstein’s International Strategic Value discipline is designed to create a focused portfolio of companies with strong fundamentals and sound business prospects not yet reflected in their share price.

The investment process begins with a broad universe of several thousand companies. The investment team screens this universe with a proprietary return model to identify the companies with the most attractive valuations relative to their earnings power. The model derives an expected return for each company by assessing it both from a global industry-based perspective and from a country-based standpoint, including such factors as price to cash earnings, price to book, return on equity, and price momentum. A deep team of analysts perform extensive research, focusing on the most attractively valued stocks. These analysts dissect corporate financial statements and visit company management and also meet frequently with customers, suppliers, or other industry experts.

They build spreadsheets of historical and projected balance-sheet and income-statement information in order to estimate normalized earnings power, cash flow and asset values for each company for the next five years, performing simulations to see the potential impact of changes in various components. Analysts then present their estimates and ratings for each security to the Research Review Committee of the Investment Policy Group (IPG). The Committee challenges the analyst’s assumptions and conclusions to ensure they are sound. The IPG uses this research to build a portfolio of approximately 40-60 of the best ideas, building on the combined convictions of Bernstein industry analysts and regional portfolio management teams. A stock is sold when it has achieved forecasted fair value target, or if a change in the earnings forecast reduces the price target to current levels.

Loomis Sayles & Company, L.P.

The Fund accesses the global bond management services of Loomis Sayles & Company, L.P. (“Loomis”) through an investment in the Managers Global Bond Fund, which is subadvised by Loomis. The investment team at Loomis believes that there are inefficiencies inherent in bond markets, hence the greatest opportunities to add value reside in the pricing of credit risk. Their philosophy is to identify attractively valued issues through fundamental research. The investment team and analysts at Loomis generally seek fixed income securities of issuers whose credit profiles it believes are improving. The investment team also analyzes political, economic, and other fundamental factors and combines this analysis with a comparison of the yield spreads of various fixed income securities throughout the world in an effort to find securities that they believe may produce attractive returns in comparison to their risk. Finally, if a security that is believed to be attractive is denominated in a foreign currency, Loomis analyzes whether to accept or to hedge the currency risk.

Portfolio managers Kenneth Buntrock and David Rolley and their team of credit analysts at Loomis research debt offerings in the same way equity analysts research stocks, looking for undervalued bonds where they see a yield premium, the potential for price appreciation, or both. They analyze in detail the financial condition of individual countries and companies, as well as the terms of specific bond offerings. They believe price appreciation can come from a variety of catalysts including improving country or company fundamentals which would lead to credit upgrades, changing market supply and demand forces, improving sector or economic trends.

The Year in Review

Financial markets became increasingly volatile throughout the fiscal year, but ultimately provided ample gains for the period. The Fund returned 16.94% during the period, keeping pace with its custom benchmark* which returned 16.45%.

As has been well documented in the financial press, the continued weakness in residential housing prices, combined with gradually rising interest rates, has put severe stress on low credit-quality (subprime) borrowers. These revelations began creating serious liquidity problems in the credit markets late in the second quarter and have been the root of uncertainty and market volatility ever since. Credit spreads widened significantly throughout the summer as Moody’s and S&P downgraded hundreds of securities, and price moves forced leveraged investors to raise cash any way they could. Since much of the leverage had been funded with short-term debt, the short end of the yield curve bore the brunt of the liquidity crisis.

Fremont Global Fund

Portfolio Manager’s Comments (continued)

Since then, credit spreads have come in somewhat, but remain sensitive to continuing revelations of subprime losses from major institutions. Meanwhile, the Federal Reserve eased rates twice during the period, in order to prevent the liquidity crisis from pushing the economy into recession. As reported, the U.S. economy remains robust, but most economists expect softening in the months to come. The rate cuts and perceived slowing have taken a toll on the strength of the U.S. dollar which fell relative to most foreign currencies.

An initial scare from the subprime mortgage industry, along with perceived weakening in China sent stocks sharply lower in February. Prices recovered and advanced over the next few months until the credit crisis sent them sharply lower again in July. The Fed’s actions among other things helped the stock market recover again in the fall and it reached all time highs in mid October. Foreign markets showed similar patterns but ultimately provided stronger returns for U.S. investors as foreign currencies appreciated and emerging markets in particular, remained quite strong.

Most of the Fund’s gains were driven by strong performance from the growth style investment managers and international equity allocations. As noted last year, we entered the year with a moderate bias toward the growth style managers, and having increased the Fund’s international equity and foreign currency exposure. Each of these decisions provided marginal value added throughout the year. Wellington’s international growth portfolio appreciated more than 42% throughout the fiscal year, propelled by strong gains in the technology sector. In particular, Research in Motion (Canada) and Nokia (Finland) were among the largest positive contributors. Similarly, Northstar’s technology holdings, such as Apple, Cisco, and Google, provided solid gains. In addition, a few modest positions within the consumer discretionary sector bucked the negative consumer trend and provided strong gains. The domestic value-oriented portfolio earned gains with its energy and utility holdings but was hindered throughout the year by its financials and consumer holdings. The global bond portion of the Fund provided satisfactory gains driven by currency appreciation and exposure to emerging markets. Its ample exposure to corporate credits was not additive during the period.

Looking Forward

As we progress into fiscal 2008, the Fund will be eliminating the Fund’s allocation to domestic microcap stocks, and increasing exposure to foreign stock markets. Although we have some concerns about the strength of the global economy, relatively low bond yields and reasonable stock valuations have induced us to remain slightly underweight bond investments relative to equities, and continue with our moderate tilt toward growth styles.

*	The custom benchmark for the Fund is and index comprised of 65% MSCI World Index and 35% Lehman Brothers Global Aggregate Index.

Cumulative Total Return Performance

Managers Fremont Global Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in aggregate market value of 500 stocks representing all major industries. The Managers Fremont Global Fund Composite Index is a hypothetical representation of the performance of the Fund’s stock and bond asset classes according to their respective weightings in the Fund’s neutral mix (65% MSCI World Index and 35% Lehman Brothers Global Aggregate Index). The MSCI World Index is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the US, Europe, Canada, Australia, New Zealand and the Far East. It assumes the reinvestment of dividends. The Lehman Brothers Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities. Unlike the Fund, the above stated indices are unmanaged, are not available to investment, and do not incur expenses. This chart compares a hypothetical $10,000 investment made in the Managers Fremont Global Fund on October 31, 1997, to a $10,000 investment made in the above stated indices for the same period.

Fremont Global Fund

Portfolio Manager’s Comments (continued)

The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for Managers Fremont Global Fund, S&P 500 Index, and the Managers Fremont Global Fund Composite Index (before taxes) since October 31, 1997 through October 31, 2007.

Average Annualized Total Returns[1]	One Year	Five Years	Ten Years
Fremont Global[2,3]	16.94%	13.66%	6.41%
S&P 500 Index	14.56%	13.88%	7.10%
Managers Fremont Global Fund Composite Index	16.45%	14.44%	7.49%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our website at www.managersinvest.com.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses. All returns are in U.S. dollars($).

[2]	Investments in foreign securities are subject to additional risks such as changing market conditions, economic and political instability, and currency exchange rate fluctuations.

[3]	Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.

Managers Fremont Global Fund

Fund Snapshots

October 31, 2007

Portfolio Breakdown

Geographic Diversification	Managers Fremont Global Fund**	MSCI World Index	Lehman Global Aggregate Index
United States	73.3%	47.0%	35.5%
Europe	17.0%	33.9%	39.2%
Japan	3.1%	9.8%	16.4%
Asia (excluding Japan)	2.0%	1.4%	2.5%
Caribbean Islands	1.7%	0.3%	0.1%
Latin America	1.2%	0.0%	0.7%
Canada	0.9%	4.2%	3.1%
Africa & Middle East	0.2%	0.0%	0.4%
Other	0.6%	3.4%	2.1%

Top Ten Holdings

Security Name	Percentage of Net Assets
Managers Global Bond Fund*	29.8%
Cisco Systems, Inc.*	1.4
Apple, Inc.	1.2
Microsoft Corp.	1.2
General Electric Co.*	1.1
United Technologies Corp.*	1.0
Oracle Corp.	1.0
Google, Inc.	0.9
Lockheed Martin Corp.	0.9
American Express Co.	0.8

Top Ten as a Group	39.3%

*	Top Ten Holding at April 30, 2007

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers Fremont Global Fund

Schedule of Portfolio Investments

October 31, 2007

	Shares		Value
Common Stocks - 68.0%
Consumer Discretionary - 7.0%
1-800-FLOWERS.COM, Inc. *	6,400		$76,736
Alibaba.com, Ltd. (China) (a)	2,800		4,878
Amazon.com, Inc. *	200	[2]	17,830
American Eagle Outfitters, Inc.	1,200		28,536
Big Lots, Inc. *	2,400		57,552
Borders Group, Inc.	7,400	[2]	114,108
Burberry Group PLC (United Kingdom)	28,547		366,283
Cache, Inc. *	1,200	[2]	18,792
Carphone Warehouse Group, PLC, The (United Kingdom)	50,488		370,047
Century Casinos, Inc. *	14,700		105,105
China Resources Enterprises, Ltd. (Hong Kong)	30,000		131,592
Coach, Inc. *	21,500		786,040
Comcast Corp., Special Class A *	23,220		484,601
Compagnie Generale des Etablissements Michelin (France)	1,650		222,218
DaimlerChrylser Ag (Germany)	5,460		597,335
Expedia, Inc. *	11,000		359,260
Garmin, Ltd. (Cayman Islands)*	9,400	[2]	1,009,560
Global Traffic Network, Inc. *	21,900		154,614
Great Wolf Resorts, Inc. *	3,000		39,180
Guess?, Inc.	400	[2]	20,556
Hyundai Motor Co. - Sponsored GDR (South Korea) (a)	5,900		233,935
Idearc, Inc.	6,936		187,133
IMAX Corp. (Canada)*	17,900		92,185
J.C. Penney Co., Inc.	1,000		56,240
KarstadtQuelle AG (Germany)*	18,590		598,505
Las Vegas Sands Corp. *	1,400	[2]	186,312
LG Electronics, Inc. (South Korea)	1,618		170,133
Liberty Global, Inc. *	6,000	[2]	235,500
Lowe’s Co., Inc.	21,100		567,379
Luxottica Group S.p.A. (Italy)*	2,747		96,779
News Corp., Inc., Class A	43,000		931,810
Nissan Motor Co., Ltd. (Japan)	32,400		371,718
Overstock.com, Inc. *	2,600		101,738
Publicis Groupe (France)	2,544		103,670
Renault SA (France)	3,500		591,148
SES GLOBAL (France)	3,014		74,570
Sharp Corp. (Japan)	18,000		283,930
Station Casinos, Inc.	1,000	[2]	89,800
Suntech Power Holdings Co., Ltd. (China)*	3,700	[2]	217,893
The Wet Seal, Inc., Class A *	8,400		22,260
Time Warner Co., Inc.	30,000		547,800
Volkswagen AG (Germany)	757		216,393
Whirlpool Corp.	3,700	[2]	292,966
Wyndham Worldwide Corp. *	14,816		486,409
Wynn Resorts Ltd. *	1,200		193,716
XM Satellite Radio Holdings, Inc. *	12,600	[2]	167,328
Yamada Denki Co., Ltd. (Japan)	990		102,071
Total Consumer Discretionary			12,184,144
Consumer Staples - 3.4%
Altria Group, Inc.	4,000		291,720
Anheuser-Busch Companies, Inc.	3,200		164,096
Archer-Daniels-Midland Co.	14,200		508,076
CVS Corp.	17,890		747,265
Del Monte Foods Co.	5,100		52,735
Japan Tobacco, Inc. (Japan)	37		215,660
Koninklijke Ahold N.V. (Netherlands)*	10,800		162,724
Kraft Foods, Inc.	17,930		599,041
Kroger Co.	27,000		793,530
Loews Corp. - Carolina Group	4,600		394,588
Nestle SA, Registered (Switzerland)	244		112,699
Procter & Gamble Co.	8,100		563,112
Reckitt Benckiser Group PLC (United Kingdom)	7,753		450,375
Rite Aid Corp. *	50,800	[2]	198,628
Tesco PLC (United Kingdom)	69,736		709,399
Total Consumer Staples			5,963,648
Energy - 5.9%
Baker Hughes, Inc.	4,370		378,966
Callon Petroleum Co.*	2,000		29,160
ChevronTexaco Corp.	7,700		704,627
China Petroleum and Chemical Corp., Class H (Hong Kong)	148,000		235,651
ConocoPhillips Co.	15,510		1,317,730
Devon Energy Corp.	6,050		565,070
EL Paso Corp.	5,800		102,428
Eni S.p.A. (Italy)	11,000		401,644
Grey Wolf, Inc. *	21,000		118,230
Helmerich & Payne, Inc.	2,600		82,212
LUKOIL Holdings, ADR (Russia)	2,350	[2]	212,675
Marathon Oil Corp.	1,400		82,782
OAO Gazprom - Sponsored ADR (Russia)	5,800		289,972

The accompanying notes are an integral part of these financial statements.

Managers Fremont Global Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Energy - 5.9% (continued)
Patterson-UTI Energy, Inc.	2,600		$51,844
Petroleo Brasileiro S.A. (Brazil)	3,500	[2]	291,165
Petroleo Brasileiro S.A., Sponsored ADR (Brazil)	1,500		143,445
Pioneer Drilling Co. *	9,200		112,056
Pride International, Inc. *	1,000		36,900
Repsol YPF, S.A. (Spain)	6,200		244,944
Royal Dutch Shell PLC, Class A (United Kingdom)	12,000		526,503
Saipem S.p.A. (Italy)	6,309		280,006
Schlumberger, Ltd.	10,000		965,700
Seadrill Ltd. (Bermuda)	9,300		221,375
Smith International, Inc.	15,000		990,750
SulphCo, Inc. *	10,400		66,352
Suncor Energy, Inc. (Canada)	2,100		229,974
Tesoro Corp.	6,400	[2]	387,392
Total SA (France)	2,600		209,810
Transocean, Inc.	7,800	[2]	931,086
Trico Marine Services, Inc. *	800		25,960
Vaalco Energy, Inc. *	2,600		13,208
Valero Energy Corp.	2,200		154,946
Total Energy			10,404,563
Financials - 12.2%
Allianz AG (Germany)	2,400		540,427
American Express Co.	23,070		1,406,116
American International Group, Inc.	17,740		1,119,749
Amvescap PLC (United Kingdom)	43,842		671,087
Aviva PLC (United Kingdom)	22,300		351,347
Axis Capital Holdings, Ltd. (Bermuda)	5,800		230,492
Bank of America Corp.	27,978		1,350,778
Barclays PLC (United Kingdom)	30,500		386,022
Bear, Stearns & Co., Inc.	1,800	[2]	204,480
Blackrock, Inc.	4,400		910,580
BNP Paribas SA (France)	5,000		554,157
Capital One Financial Corp.	12,642		829,189
China Merchants Bank Co., Ltd. (China)	46,000		237,189
Chubb Corp., The	3,800		202,730
Citigroup, Inc.	17,000		712,300
CME Group, Inc.	1,750	[2]	1,165,938
Corus Bankshares, Inc.	4,400		48,488
Credit Agricole SA (France)*	7,340		290,800
Credit Saison Co., Ltd. (Japan)	1,500		47,830
Credit Suisse Group (Switzerland)*	5,400		364,916
Deutsche Bank AG (Germany)	2,300		305,812
Deutsche Boerse AG (Germany)	850		133,900
Discover Financial Services	3,200		61,760
Fondiaria-Sai S.p.A. (Italy)	4,800		224,969
Fortis (Belgium)	12,500		401,440
Fortis-Strip VVPR (Belgium)	5,000		73
Franklin Resources, Inc.	6,200		804,016
HBOS PLC (United Kingdom)	26,300		479,399
ING Groep NV (Netherlands)	13,800		623,742
JPMorgan Chase & Co.	15,600		733,200
Julias Baer Holding, Ltd. (Switzerland)	3,827		331,030
Kookmin Bank, Sponsored ADR (South Korea)	2,400		196,056
Man Group PLC (United Kingdom)	59,656		733,120
Mitsubishi Tokyo Financial Group, Inc. (Japan)	40,000		400,246
Muenchener Rueckversicherungs AG (Germany)	2,100		401,838
National Bank of Greece S.A. (Greece)	3,075		214,870
ORIX Corp. (Japan)	1,990		408,201
Royal Bank of Scotland Group PLC (United Kingdom)	46,653		503,853
Safeco Corp.	4,800		277,920
Schroders PLC (United Kingdom)	9,300		298,890
Societe Generale (France)	2,230		376,737
Sumitomo Mitsui Financial Group, Inc. (Japan)	56		458,714
Sun Hung Kai Properties, Ltd. (Hong Kong)	11,000		210,220
Technology Investment Capital Corp.	1,400	[2]	18,270
Travelers Companies, Inc., The	9,000		469,890
Wachovia Corp.	10,500		480,165
Washington Mutual, Inc.	600		16,728
XL Capital, Ltd. (Bermuda)	1,200		86,340
Total Financials			21,276,014
Health Care - 7.5%
Abbott Laboratories Co.	11,640		635,777
Aetna, Inc.	6,000		337,020
Allergan, Inc.	2,800		189,224
American Medical Systems Holdings, Inc. *	4,600		58,834
AmerisourceBergen Corp.	2,000		94,220
Amgen, Inc. *	11,400		662,454
Applera Corp.	1,400		51,996
AstraZeneca PLC (United Kingdom)	3,800		187,132
Cepheid, Inc. *	10,300		266,564

The accompanying notes are an integral part of these financial statements.

Managers Fremont Global Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Health Care - 7.5% (continued)
CIGNA Corp.	800		$41,992
Conceptus, Inc. *	13,500		296,055
Covidien Ltd. (Bermuda)	9,900		411,840
CSL Ltd. (Australia)	5,457		187,473
Elan Corp., PLC - Sponsored ADR (Ireland)*	5,200	[2]	123,760
Essilor International SA (France)	3,257		208,116
Forest Laboratories, Inc. *	5,000		195,350
Genentech, Inc. *	11,600		859,908
Gilead Sciences, Inc. *	22,800		1,053,131
GlaxoSmithKline PLC (United Kingdom)	3,500		89,901
HMS Holdings Corp. *	3,300		93,951
Humana, Inc. *	800		59,960
ICON PLC. (Ireland)*	1,000		58,000
Insulet Corp. *	987		24,714
Johnson & Johnson Co.	11,150		726,646
Kinetic Concepts, Inc. *	1,800		108,180
King Pharmaceuticals, Inc. *	11,900		126,140
Magellan Health Services, Inc. *	2,200		92,620
Masimo Corp. *	2,000		68,440
McKesson Corp.	7,580		501,038
Medtronic, Inc.	26,000		1,233,440
Merck & Co., Inc.	6,400		372,864
Noven Pharmaceuticals, Inc. *	4,000		61,840
NxStage Medical, Inc. *	4,300		63,425
Omnicell, Inc. *	5,800		153,120
OSI Pharmaceuticals, Inc. *	3,600	[2]	149,652
Phase Forward, Inc. *	4,000		95,160
Phonak Holding AG (Switzerland)	3,864		434,970
Regeneration Technologies, Inc. *	30,800		326,788
RehabCare Group, Inc. *	1,200		24,888
Sanofi -Synthelabo SA (France)	4,800		422,227
Sierra Health Services, Inc. *	4,400		186,120
Stryker Corp. *	12,200		866,200
SXC Health Solutions Corp. (Canada)*	3,500		55,790
Tenet Healthcare Corp. *	12,600	[2]	44,226
Thermo Fisher Scientific, Inc. *	2,600		152,906
Trans1, Inc.*	1,819		45,475
UnitedHealth Group, Inc.	10,020		492,483
Vertex Pharmaceuticals, Inc. *	600		19,404
Vital Images, Inc. *	1,400		24,570
WellCare Health Plans, Inc. *	600	[2]	14,514
Total Health Care			13,050,498
Industrials - 7.9%
A.T. Cross Co., Class A *	10,100		115,645
Air France-KLM (France)	6,200		236,586
Alstom (France)	2,534		600,977
BAE Systems PLC (United Kingdom)	24,500		254,533
Brambles, Ltd. (Australia)	22,258		296,278
Ceco Environmental Corp. *	7,700		112,112
China Communications Construction Co., Ltd. (China)	74,000		234,803
Deutsche Lufthansa AG (Germany)	9,800		289,330
Diamond Management & Technology Consultants, Inc.	2,200		23,496
Emerson Electric Co.	5,660		295,848
Encore Wire Corp.	2,800		58,800
FANUC, Ltd. (Japan)	1,400		153,467
Gamesa Corporacion Tecnologica, S.A. (Spain)	4,350		221,391
General Electric Co.	46,700		1,922,172
L-3 Communications Holdings, Inc.	400		43,856
Lockheed Martin Corp.	13,900		1,529,556
Manitowoc Co., The	8,000		394,080
McDermott International, Inc. *	5,400		329,724
Mitsui O.S.K. Lines, Ltd. (Japan)	33,000		545,409
Nippon Yusen Kabushiki Kaisha (Japan)	23,000		237,456
Northrop Grumman Corp.	8,000		668,960
On Assignment, Inc. *	2,600		21,684
PACCAR, Inc.	3,000		166,680
Parker Hannifin Corp.	600		48,222
Precision Castparts Corp.	7,000		1,048,670
Ryanair Holdings PLC (Ireland)*	4,600	[2]	226,274
Solar Power, Inc.	10,700		42,800
Stanley, Inc. *	2,900		76,792
Tredegar Corp.	1,800		31,356
Tyco International Ltd. (Bermuda)	11,750		483,748
Ultralife Batteries, Inc. *	13,592		182,405
United Parcel Service, Inc., Class B	7,700	[2]	578,270
United Technologies Corp.	21,900		1,677,321
Vestas Wind Systems A/S (Denmark)*	5,600		502,395
Wright Express Corp. (France)	725		211,120
Total Industrials			13,862,216
Information Technology - 14.6%
Acacia Research Corp. *	3,000		49,530
Accenture Ltd. (Bermuda)	11,900		464,695

The accompanying notes are an integral part of these financial statements.

Managers Fremont Global Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Information Technology - 14.6% (continued)
Adobe Systems, Inc. *	1,600		$76,640
Advanced Analogic Technologies, Inc. *	13,100		158,248
Advanced Micro Devices, Inc. *	1,600	[2]	20,928
Airspan Networks, Inc. *	18,600		44,082
Anaren Microwave, Inc. *	2,700		42,309
Apple, Inc. *	11,000		2,089,450
Applied Materials, Inc.	8,800		170,896
ARM Holdings PLC (United Kingdom)	78,543		242,357
ASML Holding N.V. (Netherlands)*	15,895		553,449
Astro-Med, Inc.	4,525		45,702
ATMI, Inc. *	3,900		125,346
Authorize.Net Holdings, Inc. *	9,800		229,026
Autodesk, Inc. *	400	[2]	19,560
Automatic Data Processing, Inc.	1,200		59,472
Bottomline Technologies, Inc. *	6,200		99,572
Cisco Systems, Inc. *	74,400		2,459,664
Cognizant Technology Solutions Corp. *	19,800		820,908
CommVault Systems, Inc. *	6,773		137,763
Credence Systems Corp. *	5,200		15,860
CyberSource Corp. *	3,300		53,955
Dell, Inc. *	800		24,480
Double-Take Software, Inc. *	8,500		202,555
Eagle Test Systems, Inc. *	18,700		236,368
eBay, Inc. *	800		28,880
EDGAR Online, Inc. *	11,700		37,440
EMC Corp. *	24,300	[2]	616,977
Equinix, Inc. *	4,000		466,640
Exar Corp. *	15,400		187,264
Exfo Electro-Optical Engineering, Inc. (Canada)*	18,765		120,659
Factset Research Systems, Inc.	200	[2]	14,104
FalconStor Software, Inc. *	7,300		102,419
FEI Co. *	11,100		322,011
Forrester Research, Inc. *	2,700		64,044
GigaMedia Ltd. (Taiwan)*	4,000		97,920
Google, Inc. *	2,300		1,626,100
Harris Corp.	13,200		799,392
hi/fn, Inc. *	12,800		89,856
High Tech Computer Corp. (Taiwan)	10,000		206,029
HON HAI Precision Industry Co., Ltd. (Taiwan)	14,526		220,580
Hynix Semiconductor, Inc. (South Korea) (a)*	5,500		152,659
Ibiden Co., Ltd. (Japan)	1,300		110,195
International Business Machines Corp.	7,200		836,064
Keynote Systems, Inc. *	8,800		129,272
L-1 Identity Solutions, Inc. *	10,692	[2]	198,550
Logitech International SA (Switzerland)	11,137		387,805
Mastercard, Inc.	600	[2]	113,730
Microsoft Corp.	55,400		2,039,273
NCI, Inc., Class A *	6,300		120,582
NCR Corp. *	1,200	[2]	33,108
Nintendo Co., Ltd. (Japan)	500		317,539
Nokia Oyj (Finland)	22,481		892,838
Omniture, Inc. *	5,300		181,048
Online Resources Corp. *	5,259		48,646
Oracle Corp. *	75,100		1,664,967
Paychex, Inc.	2,400		100,272
Photon Dynamics, Inc. *	16,500		169,620
Photronics, Inc. *	5,200		56,888
PLX Technology, Inc. *	4,900		51,156
Points International, Ltd. (Canada)*	60,346		126,727
Power Integrations, Inc. *	12,100		393,613
QUALCOMM, Inc.	10,800		461,484
Rainmaker Systems, Inc. *	9,000		76,410
Research In Motion, Ltd. (Canada)*	4,000		498,040
RF Micro Devices, Inc. *	4,800		29,856
Rimage Corp. *	4,400		115,016
Safeguard Scientifics, Inc. *	7,200		16,920
Salesforce.com, Inc. *	1,000	[2]	56,370
Samsung Electronics Co., Ltd., GDR (South Korea) (a)	700		213,723
Scopus Video Networks, Ltd. (Israel)*	16,900		89,739
SkillSoft PLC (Ireland)*	6,500		58,175
Smith Micro Software, Inc. *	5,700	[2]	87,837
Spansion, Inc., Class A *	14,600	[2]	102,930
SRS Labs, Inc. *	16,100		103,684
Stratasys, Inc. *	2,656		69,136
SupportSoft, Inc. *	13,200		63,360
Symantec Corp. *	20,460		384,239
Techwell, Inc. *	11,700		145,314
Teradata Corp.	2,200		62,766
Teradyne, Inc. *	12,000		148,080
Toshiba Corp. (Japan)	40,000		338,731
Volterra Semiconductor Corp. *	6,700		82,343
WJ Communications, Inc. *	85,200		90,312

The accompanying notes are an integral part of these financial statements.

Managers Fremont Global Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Information Technology - 14.6% (continued)
Xerox Corp. *	31,800		$554,592
Yahoo Japan Corp. (Japan)	273		121,526
Total Information Technology			25,538,265
Materials - 4.3%
Alcoa, Inc.	14,960		592,266
Antofagasta PLC (United Kingdom)	8,900		155,702
Arcelor Mittal (Luxembourg)	5,079		404,643
BASF AG (Germany)	4,500		622,960
BHP Billiton PLC (United Kingdom)	9,035		346,990
Buzzi Unicem S.p.A. (Italy)	6,400		181,959
Calgon Carbon Corp. *	20,900		311,410
Cemex SAB de C.V. (Mexico)*	15,306		469,435
Compania Vale do Rio Doce - ADR (Brazil)	10,800		406,944
Ecolab, Inc.	5,000	[2]	235,850
JFE Holdings, Inc. (Japan)	7,500		439,038
Kazakmys PLC (United Kingdom)	6,800		209,203
Mitsubishi Chemical Holdings Corp. (Japan)	26,500		219,262
Mitsui Petrochemical (Japan)	27,000		253,948
Monsanto Co.	3,000	[2]	292,890
Northern Technologies International Corp. *	7,350		82,688
Pacific Metals Co., Ltd. (Japan)	2,000		25,335
POSCO, Sponsored ADR (South Korea)	1,500	[2]	275,625
Potash Corp. of Saskatchewan (Canada)	1,800	[2]	221,076
Rio Tinto PLC (United Kingdom)	3,841		360,190
Salzgitter AG (Germany)	1,506		296,516
Southern Copper Corp.	3,000		419,100
Stora Enso Oyj (Finland)	5,300		97,765
Xstrata PLC (United Kingdom)	9,624		693,947
Total Materials			7,614,742
Telecommunication Services - 3.0%
America Movil , S.A. de C.V. (Mexico)	11,400		745,446
AT&T, Inc.	5,800		242,382
Centurytel, Inc.	5,000		220,250
China Mobile Ltd. (Hong Kong)	15,500		320,439
China Netcom Group Corp. (Hong Kong)	83,500		256,626
France Telecom SA (France)	9,474		350,349
Millicom International Cellular S.A. (Luxembourg)*	5,400	[2]	634,392
MTN Group Ltd. (South Africa)	12,088		235,609
Nippon Telegraph & Tel Corp. (Japan)	43		196,796
Qwest Communications International, Inc. *	62,200	[2]	446,596
Rogers Communications, Inc., Class B (Canada)	5,100		259,899
Telefonica SA (Spain)	11,222		371,573
Turkcell Iletisim Hizmetleri Sponsored ADR (Turkey)	4,800		115,393
Vodafone Group PLC (United Kingdom)	240,197		946,505
Total Telecommunication Services			5,342,255
Utilities - 2.2%
AES Corp., The *	4,800		102,768
American Electric Power Co., Inc.	5,400		260,334
Centerpoint Energy, Inc.	11,600	[2]	194,416
CMS Energy Corp.	2,400		40,728
Dynegy, Inc. *	12,000	[2]	110,520
E.ON AG (Germany)	2,300		449,649
Exelon Corp.	8,520		705,286
Iberdrola S.A. (Spain)	27,460		442,976
Oneok, Inc.	1,000		49,940
Pepco Holdings, Inc.	5,500		156,695
RWE AG (Germany)	1,720		234,967
Sempra Energy	2,900	[2]	178,379
Tokyo Electric Power Co., Inc., The (Japan)	7,000		177,624
Veolia Environment (France)	9,041		809,425
Total Utilities			3,913,707
Total Common Stocks (cost $ 94,681,743)			119,150,052
Warrants - 0.4%
AU Optronics Corp. (Luxembourg), 01/17/12	149,260		316,133
United Microelectronics Corp. (Luxembourg), 01/24/17 (a)	505,827		331,822
Total Warrants (cost $536,216)			647,955
Other Investment Companies - 29.8%
Managers Global Bond Fund [4] (cost $48,391,065)	2,309,270		52,189,513
Short-Term Investments - 7.1%[1]
Bank of New York Institutional Cash Reserves Fund, 5.09%[3]	9,819,153		9,819,153
Dreyfus Cash Management Fund, Institutional Class Shares, 4.94%	2,645,290		2,645,290
Total Short-Term Investments (cost $12,464,443)			12,464,443
Total Investments - 105.3% (cost $156,073,467)			184,451,963
Other Assets, less Liabilities - (5.3)%			(9,347,142)
Net Assets - 100.0%			$175,104,821

The accompanying notes are an integral part of these financial statements.

Managers Small Cap Fund

Portfolio Manager’s Comments

The Managers Small Cap Fund seeks to achieve long-term capital appreciation by investing primarily in the stocks of small-capitalization companies.

The Portfolio Manager

TimesSquare Capital Management LLC’s (“TimesSquare”) utilizes a bottom-up fundamental approach to small cap investing. Led by co-managers Yvette Bockstein and Grant Babyak, the investment team at TimesSquare believes its proprietary fundamental research skills, which place a particular emphasis on the assessment of management quality and an in-depth understanding of superior business models, enable the team to build a diversified portfolio of small cap growth stocks designed to generate good risk-adjusted returns. When selecting small-cap growth stocks, the portfolio manager utilizes a fundamental, bottom-up process to identify companies that demonstrate consistent and sustainable revenue and earnings growth, offer distinct and sustainable competitive advantages, have strong, experienced management teams, have stocks selling at reasonable valuations, and that the investment team believes have the potential to appreciate in price by 25-50% within the next 12-18 months.

The Year in Review

Though small caps lagged large caps over the twelve months ended October 31, 2007, small cap growth stocks made a strong showing. The growth style came to life this past year in the small, mid, and large capitalization spaces thanks to the favorable impact of the technology sector on the growth benchmarks and the underperformance of the financial services sector in the value benchmarks. The Russell 2000® Index rose 9.3% for the period vs. 15.0% for the Russell 1000® Index. Growth stocks led value stocks in all size categories. The Russell 2000® Growth Index rose 16.7% while the Russell 2000® Value Index was up only 2.1%.

Within the portfolio, excellent stock selection in healthcare, energy, and very strong relative performance in financial services was offset by weakness in the Fund’s consumer discretionary and materials and processing holdings.

The energy sector had a strong year and the Fund’s energy holdings delivered exceptional performance. Stronger than expected production growth helped fuel the Fund’s oil and gas exploration companies. Denbury Resources and Quicksilver Resources made excellent contributions, up 27% and 21%, respectively. M&A activity also contributed to the Fund’s strong performance. Universal Compression, which provides compression services to the domestic and international natural gas industry, merged with Hanover Compressor and changed its name to Exterran Holdings; the position was up approximately 40% for this twelve month period.

The Fund’s Healthcare stocks put in an excellent twelve months as well, far outperforming the benchmark. Pharmion, one of the top contributors, up 95%, is a specialty pharmaceutical company with a track record of successfully in-licensing, developing, and commercializing oncology drugs. After reporting better than expected revenues at the end of July, the company released favorable statistically significant results on survival benefits of its lead product Vidaza for treating myelodysplastic syndrome (MDS). A good contribution also came from BioMarin Pharmaceuticals, a biotechnology company focused on enzyme replacement therapies for rare genetic diseases, a niche market with low clinical and regulatory risks and high barriers to entry. It returned almost 72% over the period. The FDA granted priority review status to its new drug application for Kuvan for treating PKU, a rare genetic metabolic disorder. Respironics is the global leader in respiratory devices with a 50% share of the approximate $1.1 billion worldwide obstructive sleep apnea therapy market, which is only 15-20% penetrated and growing at 15-20% per year, benefited from new product launches and a reacceleration of growth in 2007. It was a good contributor with its 42% gain. Following a string of better than expected quarterly earnings reports, the portfolio manager took some profits in medical waste management company, Stericycle; the stock was up 65% for the period, favorably impacting results.

Within the financial services sector, M&A activity contributed to the Fund’s strong relative results. Alliance Data Systems, which provides transaction services, credit services, and marketing services in North America, was the portfolio’s top contributor, up 27% after the company agreed to a $6.43 billion cash takeover by private equity firm Blackstone Group. A top contributor to the portfolio was Investors Financial Services, up 77%. State Street agreed and completed its acquisition of the provider of asset administration services to financial services organizations, in a stock transaction valued at approximately $4.5 billion. Huron Consulting Group, which provides financial and operational consulting services, reported several quarters of better than expected revenues and earnings; the position was among the top contributors, up 72%. On the negative side, Clayton Holdings was sold. The company provides outsourced services, mortgage-related analytics, and specialized consulting services for buyers and sellers of, and investors in, mortgage-related loans and securities and other debt instruments; it was down 66%.

The consumer discretionary sector has been challenged by the economic environment and the Fund’s holdings were detractors as a group. The portfolio’s bottom contributor was Pool Corporation, down 42%. The distributor of swimming pool supplies is experiencing tougher industry conditions than was anticipated. Though sixty five to seventy percent of its revenues are recurring in nature, new pool construction is down 20%. That led to lowered earning expectations for 2007 and 2008. The Fund’s position in the stock was pared back, but the portfolio manager still believes this is a very attractive business model over the long term. Corporate Executive Board which provides research, decision support tools, and executive education focusing on corporate strategy, operations, and general management issues was down 19% as revenue growth decelerated. TimesSquare still looks for greater than 15% growth over the long term and finds the valuation reasonable at current prices. On a positive note, Capella Education was purchased over

Managers Small Cap Fund

Portfolio Manager’s Comments (continued)

the course of the year; it was up about 95%. The provider of online post-secondary education services (Capella University) targeting adults reported several strong quarters and raised forward guidance. A combination of demographic trends and secular changes in America’s workforce continues to stimulate end demand for these education services. Growth opportunities exist as the company focuses on niche markets and specializations, and a targeted marketing strategy which should thus increase enrollment over time.

The Fund’s holdings in the materials and processing sector made a negative contribution to results. Mobile Mini was one of the larger culprits, off 44%. The company, which provides portable storage solutions including refurbished and modified storage units, has been experiencing weakness in some of its more mature markets. The team at TimesSquare is encouraged that the company is buying back stock and that their international business continues to experience good growth.

Relative results in the technology sector were held back by a couple of poor contributors. PDF Solutions, which makes process design solutions for semiconductors had weak performance due to a negative earnings pre-announcement; it was down 44% over the period. The portfolio manager reduced the Fund’s position in American Reprographics, which provides document management services to the architectural, engineering, and construction industry. The company reported disappointing revenues. Though most of their business is dependent on the commercial construction cycle, the downturn in residential construction affected them more than had been anticipated and the position was among the poorer contributors, down 43%. The team at TimesSquare believes the stock is inexpensive at the current levels. On the positive side, Synaptics, which develops and makes custom-designed user interface solutions that enable people to interact with various mobile computing, communications, entertainment, and other electronic devices benefited from the interest the technology garnered due to the success of the i-phone. The stock rose 93%, making a good contribution to performance.

Looking Forward

The economy has shown more signs of slowing with continued weakness in the housing and related consumer sectors. The Federal Reserve’s recently released minutes showed that it expects the economy to be soft into 2008 but it also considers the risks to growth and inflation about equal. Volatility is on the upswing as the economy is teetering on a tightrope between signs of too much weakness on one hand and inflation pressures on the other. Credit concerns are back in the spotlight with new write-off announcements surfacing frequently. The portfolio management team at TimesSquare expects that the fallout from the sub-prime and housing slowdown will take longer to stabilize than the markets had hoped.

Growth stocks are having a good year thus far and the portfolio management team at TimesSquare continues to find solid businesses that are benefiting from global growth opportunities. The portfolio management team’s emphasis remains on identifying top tier management teams operating companies deemed to have attractive business models that are diversified and selling at reasonable valuations.

Managers Small Cap Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

Managers Small Cap’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the above stated index is unmanaged, is not available for investment, and does not incur expenses. This chart compares a hypothetical $10,000 investment made in the Managers Small Cap Fund on October 31, 1997 to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Managers Small Cap Fund and the Russell 2000® Growth Index since inception through October 31, 2007.

Average Annualized Total Returns [1]	One Year	Five Years	Ten Years
Small Cap [2,3]	15.51%	18.46%	8.83%
Russell 2000® Growth Index	16.73%	18.57%	4.75%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our website at www.managersinvest.com.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

Managers Small Cap Fund

Fund Snapshots

October 31, 2007

Portfolio Breakdown

Industry	Small Cap**	Russell 2000® Growth Index
Information Technology	25.4%	23.5%
Health Care	21.0%	21.0%
Industrials	15.1%	16.2%
Financials	11.4%	8.1%
Consumer Discretionary	9.4%	16.4%
Energy	9.0%	6.7%
Consumer Staples	3.7%	2.3%
Telecommunication Services	1.8%	1.6%
Utilities	1.0%	0.5%
Materials	0.0%	3.7%
Other Assets and Liabilities	2.2%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Global Payments, Inc.*	2.4%
Magellan Health Services, Inc.*	1.9
Exterran Holdings, Inc.	1.9
Respironics, Inc.*	1.8
DealerTrack Holdings, Inc.	1.8
Wright Express Corp.	1.7
Solera Holdings, Inc.	1.7
Bio-Rad Laboratories, Inc.	1.5
Henry (Jack) & Associates, Inc.	1.5
Denbury Resources, Inc.	1.5

Top Ten as a Group	17.7%

* Top Ten Holding at April 30, 2007

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers Small Cap Fund

Schedule of Portfolio Investments

October 31, 2007

	Shares		Value
Common Stocks - 97.8%
Consumer Discretionary - 9.4%
Capella Education Co.*	16,600		$1,029,200
Corinthian Colleges, Inc.*	33,200	[2]	544,148
Dolan Media Co.*	20,900		564,300
Gaylord Entertainment Co., Class A*	19,300		1,051,464
Hibbett Sports, Inc.*	25,300		596,827
Iconix Brand Group, Inc.*	27,700		632,945
Monro Muffler Brake, Inc.	25,500		580,890
Movado Group, Inc.	16,300		490,467
Orient-Express Hotels, Ltd.	17,600		1,140,480
Pool Corp.	36,650		864,207
RC2 Corp.*	6,500		193,830
RRSat Global Communications Network, Ltd.*	22,200		497,058
Total Consumer Discretionary			8,185,816
Consumer Staples - 3.7%
Central Garden & Pet Co., Class A*	33,600		279,552
Chattem, Inc.*	7,600	[2]	564,680
Herbalife Ltd.	25,100		1,106,659
Smart Balance, Inc.*	35,000		422,100
United Natural Foods, Inc.*	29,200	[2]	845,048
Total Consumer Staples			3,218,039
Energy - 90%
Arena Resources, Inc.*	21,800		795,918
Bolt Technology Corp.*	11,200		484,400
Cal Dive International, Inc.*	44,700		591,381
Denbury Resources, Inc.*	22,600		1,279,160
Exterran Holdings, Inc.*	19,200	[2]	1,616,640
Hercules Offshore, Inc.*	21,270		575,141
NATCO Group, Inc.*	10,800		575,748
Quicksilver Resources, Inc.*	19,350		1,102,950
T-3 Energy Services, Inc.*	16,100		765,072
Total Energy			7,786,410
Financials - 11.4%
Argo Group International Holdings, Ltd.*	19,774		842,570
Assured Guaranty, Ltd.	36,400		839,748
Bank of Florida Corp.*	28,000		384,440
Clayton Holdings, Inc.*	6,700		32,161
Cohen & Steers, Inc.	12,700		477,520
Duff & Phelps Corp., Class A*	11,700		248,040
DuPont Fabros Technology, Inc.*	19,800	[2]	425,304
Evercore Partners, Inc., Class A	21,000		544,530
FirstService Corp.*	14,500		550,710
Information Services Group, Inc.*	76,000		573,040
Jefferies Group, Inc.	32,500	[2]	868,725
Markel Corp.*	1,525		828,410
optionsXpress, Inc.	32,900		979,104
Portfolio Recovery Associates, Inc.	20,900		942,799
Primus Guaranty, Ltd.*	64,800		593,568
Pzena Investment Management, Inc., Class A	6,700	[2]	129,846
Resource America, Inc.	20,900		323,323
Resource Capital Corp.	31,500		325,080
Total Financials			9,908,918
Health Care - 21.0%
American Dental Partners, Inc.*	23,150		573,888
Aspreva Pharmaceuticals Corp.*	22,300		568,204
AtriCure, Inc.*	41,400		471,132
BioMarin Pharmaceutical, Inc.*	23,600		654,428
Bio-Rad Laboratories, Inc.*	13,480	[2]	1,301,898
Dionex Corp.*	10,700		941,600
DJ Orthopedics, Inc.*	24,800		1,238,760
ev3, Inc.*	33,858		497,035
FGX International Holdings, Ltd.	23,400		400,142
Haemonetics Corp.*	23,000		1,181,970
LHC Group, Inc.*	22,100		507,858
Magellan Health Services, Inc.*	38,500		1,620,850
MWI Veterinary Supply, Inc.*	21,300		889,275
Nighthawk Radiology Holdings, Inc.*	18,700		440,198
Pediatrix Medical Group, Inc.*	6,600		432,300
Pharmion Corp.*	16,800		808,416
PolyMedica Corp.	17,295		915,943
Qiagen N.V.*	36,695	[2]	863,800
Respironics, Inc.*	31,600		1,581,896
Stereotaxis, Inc.*	26,600		409,640
Syneron Medical Ltd.*	30,600		559,674
VCA Antech, Inc.*	20,600		948,630
Volcano Corp.*	26,400		451,176
Total Health Care			18,258,713
Industrials - 15.1%
Advisory Board Co., The*	17,200		1,104,412
American Reprographics Co.*	21,900		444,132
Corporate Executive Board Co.	16,700		1,189,875
CoStar Group, Inc.*	15,000		862,500
Hub Group, Inc.*	23,600		598,732

The accompanying notes are an integral part of these financial statements.

Managers Small Cap Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Industrials - 15.1% (continued)
Huron Consulting Group, Inc.*	13,500		$943,380
Kenexa Corp.*	27,700		812,164
Mobile Mini, Inc.*	53,200		953,876
Nuco2, Inc.*	17,300		446,167
On Assignment, Inc.*	79,700		664,698
Orbital Sciences Corp.*	37,000		944,610
RBC Bearings, Inc.*	20,100		807,819
Resources Connection, Inc.	43,100		981,387
Ritchie Bros. Auctioneers, Inc.	8,000		598,640
Stericycle, Inc.*	15,200		886,616
UTI Worldwide, Inc.	36,700		936,217
Total Industrials			13,175,225
Information Technology - 25.4%
Advanced Analogic Technologies, Inc.*	58,800		710,304
Alvarion, Ltd.*	60,000		754,800
Applied Micro Circuits Corp.*	139,400		448,868
Authorize.Net Holdings, Inc.*	28,800		673,056
Cognex Corp.	25,200		453,096
CommVault Systems, Inc.*	25,900		526,806
CPI International, Inc.*	30,500		619,760
DealerTrack Holdings, Inc.*	31,700		1,556,153
Dice Holdings, Inc.*	41,600		532,896
Global Payments, Inc.	43,300		2,059,347
Henry (Jack) & Associates, Inc.	44,000		1,285,680
Informatica Corp.*	41,300	[2]	705,404
J2 Global Communications, Inc.*	18,400		619,896
Mellanox Technologies, Ltd.*	21,400		505,254
MICROS Systems, Inc.*	10,000	[2]	718,200
Orbcomm, Inc.*	32,200		265,650
PDF Solutions, Inc.*	51,200		404,480
RADVision Ltd.*	30,000		391,800
Semtech Corp.*	31,000		530,410
Si International, Inc.*	23,900		674,219
SkillSoft PLC*	65,000		581,750
Solera Holdings, Inc.*	67,900	[2]	1,460,529
Synaptics, Inc.*	13,000		706,550
The Knot, Inc.*	24,900		482,811
THQ, Inc.*	23,300	[2]	631,197
Ultimate Software Group, Inc., The*	28,800		993,888
Varian Semiconductor Equipment Associates, Inc.*	3,800	[2]	174,876
ViaSat, Inc.*	26,500		808,250
Voltaire Ltd.*	51,200		363,520
Wright Express Corp.*	38,300		1,482,210
Total Information Technology			22,121,660
Telecommunication Services - 1.8%
General Communication, Inc., Class A*	47,300		554,829
NTELOS Holdings Corp.	33,600		1,014,384
Total Telecommunication Services			1,569,213
Utilities - 1.0%
ITC Holdings Corp.	15,600		892,944
Total Common Stocks (cost $59,920,775)			85,116,938
Preferred Stock - 0.1%
Firstservice Corp., 7.000% (cost $76,035)	4,660		97,394
Other Investment Companies - 12.0%[1]
Bank of New York Institutional Cash Reserves Fund, 5.09% [3]	7,614,220		7,614,220
Dreyfus Cash Management Fund, Institutional Class Shares, 4.94%	2,791,659		2,791,659
Total Other Investment Companies (cost $10,405,879)			10,405,879
Total Investments - 109.9% (cost $70,402,689)			95,620,211
Other Assets, less Liabilities - (9.9)%			(8,604,859)
Net Assets - 100.0%			$87,015,352

The accompanying notes are an integral part of these financial statements.

Managers Real Estate Securities Fund

Portfolio Manager’s Comments

Managers Real Estate Securities Fund seeks a combination of income and long-term capital appreciation by investing in stocks of companies that are principally engaged in owning and operating commercial real estate properties for the benefit of their investors including Real Estate Investment Trusts (REIT’s). Managers utilizes an independent subadvisor to manage assets of the portfolio. Todd Briddell leads the investment team of Urdang Securities Management, Inc (“Urdang”) in managing this Fund.

The Portfolio Manager

Urdang Securities Management, Inc.

Todd Briddell and the investment team at Urdang believe real estate securities play an important role in a multi-asset class investment portfolio. Urdang’s strategy recognizes that real estate securities are not simply stocks, or real estate. They are hybrid financial investments that must be valued on the basis of a number of meaningful factors, only one of which is the value of the firm’s property portfolio. To accurately assess the relative value of a REIT security, they take into account critical business and market factors, such as: the company’s capitalization, its position within public capital markets, and the quality of the management team.

Investment success is the result of the company’s ability to provide a consistently accurate answer to the question at the heart of its value-oriented investment strategy: Which REITs does Urdang believe will generate the highest risk-adjusted returns? Overall, Urdang believes:

A Diversified portfolio + Value orientation = Strong, risk-adjusted returns.

Urdang employs a value-oriented investment process with two distinct and complementary components: bottom-up real estate research and the company’s proprietary Relative Value Model (RVM) securities valuation process, which was designed to provide a uniform basis for evaluating the validity of a security’s trading price. Combining real estate research and the RVM process has been central to Urdang’s track record of delivering strong returns without incurring high levels of risk.

The Year in Review

For the 12 month period ended October 31, 2007, the Fund returned a positive 2.10% compared to a decline of 1.24% for the Dow Jones Wilshire REIT Index (Float-Adjusted) during the same period. The Dow Jones Industrial Average returned 17.93% and the S&P 500 Index returned 14.56%.

After seven years of significantly outperforming the broader equity markets, the REIT market underperformed most asset classes during the year ended October 31, 2007. The frenetic merger and privatization activity that drove the REIT market during 2006 and early 2007 came to an abrupt halt when the subprime-induced capital crunch afflicted the financial markets.

Real estate fundamentals remain healthy with limited supply growth and demand growth at or above historical trend levels.

Demand for space exceeds new construction in most markets and for property types. Rents may rise less rapidly in a slowing demand environment, but with commercial real estate vacancies near historic lows and limited new construction, landlords’ pricing power is unlikely to erode too much. Quality properties located in high barrier-to-entry, supply-constrained markets typically experience the strongest relative rent growth and occupancy throughout the cycle. REIT asset quality is generally high, which should allow them to outperform the broader real estate markets at all points in the cycle.

The difficult single-family home market should benefit apartment owners. Owning had been an attractive alternative to renting thanks to record low interest rates. However, a lower availability of mortgage capital for lower credit buyers combined with much more stringent underwriting standards for all borrowers will make home ownership more difficult for some. The rent versus own dynamic has shifted increasing demand for apartments at the expense of single-family homes benefiting landlords.

The slowdown in consumer spending has not affected retailer demand for space. Bolstered by retailers’ desire to expand store counts and grow top-line revenue, tenants continue to covet quality space in the best shopping centers and regional malls in the nation’s best and largest urban markets. The national vacancy rate is less than 10% thanks to several years of below average new supply and above average demand. Regional malls, which have seen scant new supply over the past decade, are enjoying strong rent growth today. Retail fundamentals have started to decelerate as retailer optimism has dimmed in the face of slower consumer spending growth. The projected increase in new supply of shopping center space, particularly if demand were to slow considerably, is cause for concern.

The portfolio is constantly repositioned to exploit the best risk-adjusted opportunities. The portfolio management team at Urdang made several significant portfolio changes over the course of the past year. Several months ago the portfolio manager reduced exposure to REITs with above average financial leverage in order to insulate the portfolio from rising capitalization rates and increased volatility in the debt market. Additionally Urdang increased exposure to more defensive sectors—shopping centers, triple net, and healthcare—and moved the portfolio away from economically sensitive sectors like hotels, apartments, and offices. This move was gradual earlier in the year but occurred at an accelerated pace in the second half of the year. Early in 2007 hotel REITs strongly outperformed as valuations were buoyed by the crest of the privatization wave. However, disruption in the debt markets and concern over a weakening economy’s effect on industry fundamentals put an abrupt end to this phenomenon in August and hotel REIT valuations rapidly began to reverse. Urdang reallocated away from hotels at the start of the credit crisis in favor of neighborhood and community shopping center REITs. The long-term leases of shopping centers offer more stable cash flow and the properties are less sensitive to the economy given the everyday-necessity-goods-nature of the tenants’ sales.

Managers Real Estate Securities Fund

Portfolio Manager’s Comments (continued)

Positive contributions to the Funds’ performance relative to the benchmark were generated by all property sectors. The Fund’s overweight to the healthcare sector and relative underweight to the office sector were well rewarded. An underweight to the industrial sector, which strongly outperformed the REIT market as a whole, did not work quite as well.

Hilton Hotels, which was acquired by The Blackstone Group LP, contributed significantly to the Fund’s performance. Two health-care REITs in which the Fund held a substantial weight, Ven-tas, Inc. (VTR) and Nationwide Health Properties, Inc. (NHP), delivered total returns to the Fund of approximately 15%. Lastly, the Fund benefited from exposure to free-standing net lease retail owner National Retail Properties Trust (NNN) which returned 10.4% for the Fund.

While the portfolio contained nineteen positions that delivered total returns exceeding 10% to the Fund, eleven positions delivered total returns to the fund of negative 10% or greater. Cash drag negatively impacted performance by roughly 4 basis points.

Looking Forward

The portfolio management team at Urdang continuously scrutinizes and adjusts portfolio strategy. The team’s initial 2008 strategy will favor those REITs with low financial leverage, a preponderance of high quality properties located in the most desirable urban markets, diversified business models, global exposure, and those that build shareholder value through fund management and joint ventures.

The team at Urdang is cautiously optimistic for 2008. Real estate demand and supply are in balance. Sound operating fundamentals, mid- to high-single digit earnings growth, and capital flows from institutional, foreign, and private investors should support REIT valuations in the near-term. The Federal Reserve’s recent rate cuts should help hold overall borrowing relatively constant. At the same time greater lender scrutiny and vigilance should staunch the virtually unrestricted flow of cheap capital to the least creditworthy borrowers in favor of more rational allocation to better capitalized owners, primarily REITs.

Real estate has been a beneficiary of the low inflation, moderate growth environment of the past few years. This environment has led to falling capitalization rates and rising values. Dislocation in the debt markets could cause required returns for all asset classes—including real estate capitalization rates (the required yield on initial investment for real estate)—to rise. Given the deterioration in the macro environment and debt markets a modest increase in cap rates relative to their nadir earlier this year is to be expected, particularly with respect to non-core properties located in tertiary markets. However, the team at Urdang believes the REIT market correction reflects an unrealistically high expectation for an increase in cap rates.

The diversification, correlation, and current income benefits of REITs and real estate are present irrespective of short-term volatility or the vagaries of the capital cycle. Urdang believes real estate securities remain capable of generating 7% to 9% long-term total returns which is in-line with the historical average for the asset class.

Managers Real Estate Securities Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Dow Jones Wilshire REIT Index measures U.S. publicly traded Real Estate Investment Trusts. Unlike the Fund, the Dow Jones Wilshire REIT Index is unmanaged, is not available to investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Managers Real Estate Securities Fund on October 31, 1997, to a $10,000 investment made in the Dow Jones Wilshire REIT Index for the same period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Managers Real Estate Securities Fund and the Dow Jones Wilshire REIT Index since inception through October 31, 2007.

Average Annualized Total Returns [1]	One Year	Five Years	Since Inception*
Real Estate Securities [2,3]	2.10%	23.27%	11.48%
Dow Jones Wilshire REIT Index	(1.24)%	23.52%	13.03%

*	Commencement of operations was December 31, 1997.

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our website at www.managersinvest.com.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]

The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

Managers Real Estate Securities Fund

Fund Snapshots

October 31, 2007

Portfolio Breakdown

Industry	Real Estate Securities**
REITs (Apartments)	16.2%
REITs (Regional Malls)	15.3%
REITs (Shopping Centers)	14.5%
REITs (Office Property)	13.3%
REITs (Warehouse/Industrial)	8.8%
REITs (Diversified)	7.5%
REITs (Health Care)	6.0%
REITs (Hotels)	5.2%
REITs (Single Tenant)	3.6%
REITs (Storage)	2.1%
Other Assets and Liabilities	7.5%

Top Ten Holdings

Security Name	Percentage of Net Assets
Simon Property Group, Inc.*	7.9%
General Growth Properties, Inc.	5.5
Vornado Realty Trust*	5.2
Kimco Realty Corp.*	5.1
ProLogis*	4.7
UDR, Inc.	4.3
Boston Properties, Inc.	3.9
National Retail Properties, Inc.	3.4
AMB Property Corp.	3.0
Essex Property Trust, Inc.*	3.0

Top Ten as a Group	46.0%

*	Top Ten Holding at April 30, 2007

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers Real Estate Securities Fund

Schedule of Portfolio Investments

October 31, 2007

	Shares	Value
REITs - 92.5%
Apartments - 16.2%
American Campus Communities, Inc.	4,931	$140,238
AvalonBay Communities, Inc.	5,260	645,139
BRE Properties, Inc.	10,920	598,416
Education Realty Trust, Inc.	5,170	66,900
Equity Residential	12,410	518,490
Essex Property Trust, Inc.	6,540	807,232
Home Properties of NY, Inc.	4,940	254,015
Post Properties, Inc.	3,160	129,560
UDR, Inc.	48,380	1,148,540
Total Apartments		4,308,530
Diversified - 7.5%
Cousins Properties, Inc.	7,580	218,228
Digital Realty Trust, Inc.	3,601	158,408
Liberty Property Trust	6,860	258,073
Vornado Realty Trust	12,250	1,368,570
Total Diversified		2,003,279
Health Care - 6.0%
HCP, Inc.	12,130	412,905
Health Care REIT, Inc.	4,810	213,035
Healthcare Realty Trust, Inc.	5,740	151,766
Nationwide Health Properties, Inc.	22,390	699,016
Ventas, Inc.	2,450	105,080
Total Health Care		1,581,802
Hotels - 5.2%
Ashford Hospitality Trust	28,450	279,948
Diamondrock Hospitality Co.	7,320	140,251
Host Marriott Corp.	28,490	631,338
Sunstone Hotel Investors, Inc.	11,649	323,959
Total Hotels		1,375,496
Office Property - 13.3%
Alexandria Real Estate Equities, Inc.	7,310	753,953
American Financial Realty Trust	8,610	58,032
Boston Properties, Inc.	9,590	1,038,981
Brandywine Realty Trust	4,030	104,256
Highwoods Properties, Inc.	12,240	440,150
Kilroy Realty Corp.	2,050	133,332
Mack-Cali Realty Corp.	8,040	318,304
SL Green Realty Corp.	5,620	678,109
Total Office Property		3,525,117
Regional Malls - 15.3%
CBL & Associates Properties, Inc.	5,368	177,734
General Growth Properties, Inc.	26,650	$1,448,694
Macerich Co., The	3,970	340,269
Simon Property Group, Inc.	20,260	2,109,269
Total Regional Malls		4,075,966
Shopping Centers - 14.5%
Acadia Realty Trust	10,090	267,385
Developers Diversified Realty Corp.	10,768	542,707
Federal Realty Investment Trust	8,990	793,098
Inland Real Estate Corp.	10,150	151,235
Kimco Realty Corp.	32,730	1,358,950
Regency Centers Corp.	10,350	739,818
Total Shopping Centers		3,853,193
Single Tenant - 3.6%
National Retail Properties, Inc.	35,467	899,088
Realty Income Corp.	2,120	62,625
Total Single Tenant		961,713
Storage - 2.1%
Public Storage, Inc.	6,730	544,928
Warehouse/Industrials - 8.8%
AMB Property Corp.	12,380	809,033
First Industrial Realty Trust, Inc.	6,940	282,805
ProLogis	17,220	1,235,363
Total Warehouse/Industrials		2,327,201
Total REITs (cost $23,868,608)		24,557,225
REOCs - 6.4%
Hotels & Motels - 2.0%
Starwood Hotels & Resorts Worldwide, Inc.	9,390	533,915
Real Estate Operations and
Development - 2.9%
Brookfield Properties Corp.	29,755	742,982
Forest City Enterprises, Inc., Class A	590	33,583
Total Real Estate Operations and Development		776,565
Wireless Equipment - 1.5%
American Tower Corp., Class A	9,130	$403,364
Total REOCs (cost $1,888,296)		1,713,844
Other Investment Companies - 1.3%[1]
Dreyfus Cash Management Fund, Institutional Class Shares, 4.94% (cost $335,332)	335,332	335,332
Total Investments - 100.2% (cost $26,092,236)		26,606,401
Other Assets, less Liabilities - (0.2)%		(45,735)
Net Assets - 100.0%		$26,560,666

The accompanying notes are an integral part of these financial statements.

Managers California Intermediate Tax-Free Fund

Portfolio Manager’s Comments

The Managers California Intermediate Tax-Free Fund’s objective is to achieve income free from Federal income taxes and California state income taxes, including alternative minimum tax.

The Managers California Intermediate Tax-Free Fund invests at least 80% of its total assets in intermediate-term California municipal bonds that are free from both Federal and California state income taxes, including alternative minimum tax. The Fund’s securities will have a quality ratings comparable to the four highest ratings category of Moody’s or Standard & Poor’s. The dollar-weighted average maturity of these intermediate-term securities is normally 3 to 10 years. The Fund’s benchmark is the Lehman Brothers 5-Year Municipal Bond Index.

The Portfolio Manager

Evergreen Investment Management Company, LLC (“Evergreen”), the subadvisor for the Managers California Intermediate Tax-Free Fund, was founded in 1932, and is a subsidiary of Wachovia Corporation. Evergreen is a broadly diversified asset management organization, with products and services distributed across several lines of business.

The investment team at Evergreen believes there are two key ways to add value when investing in municipal bonds:

•	Positioning the portfolio appropriately in terms of duration position, yield curve position and sector exposure; and

•	Undertaking extensive credit research, focusing the portfolio only on attractive issues with limited credit risk.

Evergreen utilizes a total return strategy that attempts to add value through its duration positioning, yield curve positioning, sector exposure, security selection, and credit research. The firm’s trading capabilities and vast network of approximately 90 broker-dealers has also helped to add value.

The portfolio management team at Evergreen meets weekly to discuss its macro-economic view and establish the target portfolio positioning in terms of interest rate exposure, yield curve positioning and sector allocation. A list of the securities approved for investment is used to implement the portfolio strategy. In selecting bonds, the portfolio manager must consider a comprehensive set of factors including liquidity, regional trends, coupon and legislative or legal developments.

The ideal bond exhibits many of the following traits:

•	It is liquid and rated A or higher. The portfolio manager will not invest in bonds rated below investment grade

•	It has been thoroughly analyzed and approved for investment by the fund’s credit analyst. The credit analyst may believe that there is the potential for a credit upgrade

•	It will typically have a maturity of less than 15 years

Portfolio management:

Fund management analyzes macroeconomic, political, and market forces to try to identify the trends for interest rates

The portfolio manager then attempts to position the portfolio-by either lengthening average portfolio maturity when interest rates are expected to decline or by shortening it when rates are expected to rise-to take advantage of these interest rate changes

Investments are concentrated in those sectors of the municipal securities universe believed to have the best risk/reward potential.

The portfolio management team strives to enhance yield and minimize credit and interest rate risk by:

•	Positioning the portfolio advantageously on the yield curve;

•	Adjusting average credit quality within the investment grade category;

•	Exploiting pockets of inefficient pricing in the municipal bond market; and

•	Executing fundamental credit analysis focusing on identifying bonds with the potential for credit quality upgrades.

The fund manager may sell a security when:

•	A bond is deemed to be overpriced

•	The structure of the portfolio (management estimates that a large portion of the turnover in the portfolio is related to interest rate changes) changes

•	A more compelling security is identified

•	There is a problem with the security’s credit

The Year in Review

For the twelve months ended October 31, 2007, the Managers California Intermediate Tax-Free Fund returned 2.23%. The Fund’s benchmark, the Lehman Brothers Five-Year Municipal Bond Index, returned 3.79% during the same time period.

The Fund’s underperformance relative to its benchmark can be directly attributed to its overweight position in municipals maturing longer than ten years. Shorter-term municipals, such as those maturing between three and five years, reacted more favorably to the Federal Reserve lowering the overnight Federal Funds Rate by seventy-five basis points (0.75%) during the Fund’s fiscal year. This interest rate reduction by the Fed, which is meant to stimulate the economy, caused municipals further out on the yield curve to underperform as the potential for greater inflation weighed on investor sentiment.

During the past twelve months the Fund’s relative performance has been assisted by its overall high-credit quality. California municipal credit spreads have been volatile as perceptions of the health of the California real estate market has caused some weakening of speculative-grade issuers’ outstanding bonds. The Fund’s average credit quality of “AA” should benefit relative performance moving forward should the overall U.S. economy fall into recession.

Looking Forward

Moving forward, portfolio management believes that California-exempt municipals with stronger overall credit characteristics will notably outperform as the U.S. economy slows and access to credit gets tighter. The portfolio manager expects the relative outperformance of the five-year area of the municipal yield curve should abate somewhat as investors looking for greater yield begin to embrace investing in longer maturities beyond ten years. Portfolio management therefore believes remaining overweight in the 12-15 year area of the municipal yield curve should foster better relative performance versus the Lehman index in the days and months ahead.

Cumulative Total Return Performance

Managers California Intermediate Tax-Free Fund’s cumulative total return is based on the daily change in net asset value (NAV) and assumes that all distributions were reinvested. The Lehman Brothers Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. The

Managers California Intermediate Tax-Free Fund

Portfolio Manager’s Comments (continued)

index has four main sectors: general obligation bonds, revenue bonds, insured bonds (including all insured bonds with a Aaa/AAA rating), and prerefunded bonds. This index is the 5 Year (4-6) component of the Municipal Bond index. Unlike the Fund, the Lehman Brothers Municipal Bond Index is unmanaged, is not available to investment, and does not incur expenses. This chart compares a hypothetical $10,000 investment made in the Managers Fremont Bond Fund on October 31, 1997 to a $10,000 investment made in the Lehman Brothers 5-Year Municipal Bond Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Managers California Intermediate Tax-Free Fund and the Lehman Brothers 5-Year Municipal Bond Index from October 31, 1997 through October 31, 2007.

Average Annualized Total Returns[1]	One Year	Five Years	Ten Years
California Intermediate Tax Free[2,3,4,5]	2.23%	4.02%	4.42%
Lehman Brothers 5-Year Municipal Bond Index	3.79%	3.32%	4.54%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our website at www.managersinvest.com.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]

Fixed-income funds are subject to the risks associated with investments in debt securities, such as default risk, fluctuations in debtor’s perceived ability to pay its creditors, and changing interest rate risk. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.

[4]	The Fund is subject to risks associated with economic, political, geographic, and demographic conditions of California that could adversely affect the value of the Fund’s investment portfolio.

[5]

The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically cause the value of bonds and other fixed-income securities to fall. Investment income may be subject to certain state and local taxes, and depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income tax.

Managers California Intermediate Tax-Free Fund

Fund Snapshots

October 31, 2007

Portfolio Breakdown

Portfolio Credit Quality	California Intermediate Tax-Free**
Aaa	80.5%
Aa	12.6%
A	6.9%

Top Ten Holdings

Security Name	Percentage of Net Assets
Los Angeles, CA Unified School District, Series B, 4.750%, 07/01/19	5.3%
Bay Area Toll Authority of San Francisco, CA Toll Bridge Revenue, Series F, 5.000%, 04/01/21*	5.1
Sonoma County, CA Junior College District Election of 2002, Series C, 5.000%, 08/01/22	5.0
Novato, CA Unified School District Election, 5.000%, 08/01/20 (MBIA Insured)*	4.1
East Bay, CA Municipal Utility District, 4.750%, 06/01/20 (FSA Insured)*	3.7
California State Public Works Board, 5.000%, 01/01/21	3.6
Kern, CA High School District, 5.000%, 08/01/21 (FSA Insured)*	3.3
California Educational Facilities Authority Revenue, Santa Clara University, 5.250%, 09/01/17 (AMBAC Insured)*	3.1
Fresno, CA Sewer Revenue, Series A-1, 5.250%, 09/01/19 (AMBAC Insured)*	3.0
Bay Area Toll Authority, CA Toll Bridge Revenue, Series F, 5.000%, 04/01/19*	3.0

Top Ten as a Group	39.2%

*	Top Ten Holding at April 30, 2007

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers California Intermediate Tax-Free Fund

Schedule of Portfolio Investments

October 31, 2007

Security Description	Principal Amount	Value
Municipal Bonds - 95.1%
Anaheim, CA Unified High School District, 4.500%, 08/01/20 (FSA Insured)	$250,000	$254,898
Bay Area Government Association CA Revenue, 5.000%, 08/01/20 (AMBAC Insured)	500,000	521,580
Bay Area Toll Authority of San Francisco, CA Toll Bridge Revenue, Series F, 5.000%, 04/01/21	1,750,000	1,848,228
Bay Area Toll Authority, CA Toll Bridge Revenue, Series F, 5.000%, 04/01/19	1,000,000	1,065,610
California Educational Facilities Authority Revenue, Santa Clara University, 5.250%, 09/01/17 (AMBAC Insured)	1,000,000	1,109,230
California Infrastructure & Economic Development Bank Revenue, 5.000%, 10/01/20	455,000	481,076
California State Department Veteran Affairs, 4.400%, 12/01/21	400,000	398,864
California State Public Works Board, 5.000%, 01/01/21	1,250,000	1,294,788
California State Public Works Board, Lease Revenue Department of General Services - Teale Data Center B, 5.250%, 03/01/19 (AMBAC Insured)	200,000	211,284
Campbell, CA Union High School District, 4.300%, 08/01/19 (FSA Insured)	270,000	274,090
Clovis, CA Unified School District, 5.000%, 08/01/21 (MBIA Insured)	540,000	573,323
Desert Sands, CA University School District, 5.000%, 06/01/22 (AMBAC Insured)	500,000	527,060
East Bay, CA Municipal Utility District, 4.750%, 06/01/20 (FSA Insured)	1,300,000	1,342,328
Eastern Municipal Water District of California, Water & Sewer Revenue, Certificates of Participation, 5.000%, 07/01/17 (MBIA Insured)	100,000	107,250
Eastern Municipal Water District, Water & Sewer Revenue, Certificates of Participation, Series A, 5.000%, 07/01/21	330,000	346,530
El Monte, CA City School District, Election of 2004, Series A, 5.000%, 05/01/19 (FGIC Insured)	225,000	239,886
Fremont, CA Unified High School District of Santa Clara County, 5.000%, 09/01/20 (FGIC Insured)	400,000	425,512
Fremont, CA Unified School District of Alameda County, Election of 2002, Series B, 4.500%, 08/01/20 (FSA Insured)	365,000	372,150
Fresno, CA Sewer Revenue, Series A-1, 5.250%, 09/01/19 (AMBAC Insured)	1,000,000	1,091,240
Kern, CA High School District, 5.000%, 08/01/21 (FSA Insured)	1,100,000	1,175,361
Lincoln, CA Unified School District - San Joaquin County Election of 2004, 4.500%, 08/01/19 (FGIC Insured)	150,000	154,204
Long Beach, CA Harbor Revenue Refunding - Series B, 5.000%, 05/15/18 (FGIC Insured)	670,000	714,495
Los Angeles, CA Unified School District, Series B, 4.750%, 07/01/19	1,810,000	1,898,943
Los Angeles, CA Certificate Participation Real Property Program, 5.250%, 04/01/19 (AMBAC Insured)	300,000	318,483
Los Angeles, CA Department of Water & Power, Waterworks Revenue, Series C, 5.250%, 07/01/18 (MBIA Insured)	510,000	553,411
Los Angeles, CA Harbor Department Revenue, Series B, 5.000%, 08/01/20 (MBIA Insured)	275,000	294,236
Los Angeles, CA Harbor Department Revenue, Series C, 5.000%, 08/01/22 (FGIC Insured)	565,000	599,194
Los Angeles, CA Unified School District, 5.000%, 07/01/20 (AMBAC Insured)	800,000	852,576
Los Osos, CA Community Service, Wastewater Assessment District No. 1, 5.000%, 09/02/17 (MBIA Insured)	1,000,000	1,057,310
Metropolitan Water District of Southern California, Waterworks Revenue, Series A, 4.125%, 03/01/19	325,000	326,310
Moorpark, CA Unified School District, 5.000%, 08/01/18 (FSA Insured)	390,000	418,669
Murrieta Valley, CA Unified School District Election of 2002, Series B, 4.125%, 09/01/20 (FSA Insured)	345,000	342,437
North Orange County, CA Community College District, 5.000%, 08/01/19 (MBIA Insured)	340,000	363,117
Novato, CA Unified School District Election, 5.000%, 08/01/20 (MBIA Insured)	1,385,000	1,471,507
Novato, CA Unified School District, 5.000%, 08/01/21 (MBIA Insured)	465,000	491,947
Palomar, CA Community College, Election of 2006, Series A, 5.000%, 05/01/22 (FSA Insured)	1,000,000	1,058,860

The accompanying notes are an integral part of these financial statements.

Managers California Intermediate Tax-Free Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Municipal Bonds - 95.1% (continued)
Perris, CA Union High School District, Series A, 5.000%, 09/01/18 (FGIC Insured)	$300,000	$321,213
Port of Oakland California, Series B, 5.000%, 11/01/21	1,000,000	1,064,720
Rancho Santiago California Community College District, Election 2002, Series C, 5.000%, 09/01/20	460,000	490,714
Riverside, CA Community College District, 5.000%, 08/01/21 (FSA Insured)	250,000	264,775
Riverside, CA Unified School District, Election of 2001, Series B, 4.250%, 08/01/21 (MBIA Insured)	300,000	298,746
Sacramento County, CA Sanitation Districts Financing Authority, 4.750%, 12/01/20 (FGIC Insured)	500,000	520,735
San Diego, CA Unified School District, Series C, 5.000%, 07/01/19 (FSA Insured)	200,000	213,296
San Jose, CA Library, Parks, & Public Safety Projects, 5.000%, 09/01/19	500,000	525,735
San Jose-Evergreen, CA Community College District, 2010 Crossover Series C, 5.250%, 09/01/16 (AMBAC Insured)	500,000	547,585
Santa Clara Valley, CA Water District, Certificates of Participation, Series A, 5.000%, 02/01/17 (FGIC Insured)	490,000	523,766
Santa Clara Valley, CA Water District, Certificates of Participation, Series A, 5.000%, 02/01/18 (FGIC Insured)	655,000	694,896
Santa Clarita, CA Community College District, 5.000%, 08/01/20 (AMBAC Insured)	350,000	369,736
Santa Rosa, CA High School District, Election of 2002, 5.000%, 08/01/19 (MBIA Insured)	100,000	105,496
Sonoma County, CA Junior College District Election of 2002, Series C, 5.000%, 08/01/22	1,700,000	1,802,102
Southwestern Community College, 5.000%, 08/01/18 (MBIA Insured)	600,000	650,904
State of California, 5.250%, 02/01/25	1,000,000	1,051,430
University of California Revenues, Series F, 4.750%, 05/15/20 (FSA insured)	200,000	207,494
Total Municipal Bonds (cost $33,988,715)		34,229,330

	Shares
Other Investment Companies - 4.0%[1]
BlackRock Liquidity Funds, Institutional Class Shares - California Money Fund, 3.29%	1,441,016	1,441,016
Fidelity California AMT Tax-Free Money Market Fund, 3.18%	1,080	1,080
Total Other Investment Companies (cost $1,442,096)		1,442,096
Total Investments - 99.1% (cost $35,430,811)		35,671,426
Other Assets, less Liabilities - 0.9%		310,233
Net Assets - 100.0%		$35,981,659

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations are to be read in conjunction with the Schedules of Portfolio Investments previously presented in the report.

At October 31, 2007 the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were approximately as follows:

Fund	Cost	Appreciation	Depreciation	Net
Fremont Global	$156,301,092	$29,969,859	($1,818,988)	$28,150,871
Small Cap	70,547,559	27,615,465	(2,542,813)	25,072,652
Real Estate Securities	26,299,545	1,322,927	(1,016,071)	306,856
California Intermediate Tax-Free	35,430,811	331,068	(90,453)	240,615

*	Non-income-producing security.

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At October 31, 2007, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
Fremont Global	$937,017	0.5%

[1]	Yield shown for an investment company represents its October 31, 2007, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares were out on loan to various brokers as of October 31, 2007, amounting to:

Fund	Market Value	% of Net Assets
Fremont Global	$9,633,604	5.5%
Small Cap	7,430,352	8.5%

[3]	Collateral received from brokers for securities lending was invested in this short-term investment.

[4]	Affiliated Investment.

Investment Definitions and Abbreviations:

ADR/GDR:	ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank; a GDR (Global Depositary Receipt) is comparable, but foreign securities are held on deposit in a non-U.S. bank. The value of the ADR/GDR securities is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADR/GDRs are initiated by the underlying foreign company.

MBIA:	Municipal Bond Investor Assurance Corp.
AMBAC:	American Municipal Bond Assurance Corp.
FGIC:	Financial Guaranty Insurance Corp.
FSA:	FSA Capital, Inc
REIT:	Real Estate Investment Trust
REOC:	Real Estate Operating Company

Statements of Assets and Liabilities

October 31, 2007

	Managers Fremont Global Fund	Managers Small Cap Fund	Managers Real Estate Securities Fund	Managers California Intermediate Tax- Free Fund
Assets:
Investments at value* (including securities on loan valued at $9,633,604, $7,430,352, $0, $0, respectively)	$184,451,963	$95,620,211	$26,606,401	$35,671,426
Cash	30,747	—	24,418	685
Foreign currency**	234,947	—	—	—
Receivable for investments sold	1,923,264	754,490	238,404	—
Receivable for Fund shares sold	—	2,592	1,439	—
Unrealized appreciation of foreign currency contracts	193	—	—	—
Dividends, interest and other receivables	160,059	22,606	22,900	395,840
Prepaid expenses	5,859	12,771	4,718	1,745

Total assets	186,807,032	96,412,670	26,898,280	36,069,696

Liabilities:
Payable for Fund shares repurchased	647	1,436,688	69	16
Payable upon return of securities loaned	9,819,153	7,614,220	—	—
Payable for investments purchased	1,597,372	195,158	264,444	—
Unrealized depreciation of foreign currency contracts	725	—	—	—
Dividends payable to shareholders	—	—	—	10,774
Accrued expenses:
Investment advisory and management fees	61,439	74,921	19,337	7,720
Administrative fees	27,795	18,730	5,687	7,592
Other	195,080	57,601	48,077	61,935

Total liabilities	11,702,211	9,397,318	337,614	88,037

Net Assets	$175,104,821	$87,015,352	$26,560,666	$35,981,659

Net Assets Represent:
Paid-in capital	$186,866,723	$73,956,483	$20,647,791	$35,199,030
Undistributed net investment income	1,264,047	—	104,603	208
Accumulated net realized gain (loss) from investments, futures and foreign currency transactions	(41,413,161)	(12,158,653)	5,294,107	541,806
Net unrealized appreciation of investments, futures, and foreign currency contracts and translations	28,387,212	25,217,522	514,165	240,615

Net Assets	$175,104,821	$87,015,352	$26,560,666	$35,981,659

Shares Outstanding	10,615,966	4,869,969	2,113,539	3,408,511

Net asset value, offering and redemption price per share	$16.49	$17.87	$12.57	$10.56

* Investments at cost	$156,073,467	$70,402,689	$26,000,790	$35,430,811
** Foreign currency at cost	$234,078	—	—	—

The accompanying notes are an integral part of these financial statements.

Statements of Operations

For the fiscal year ended October 31, 2007

	Managers Fremont Global Fund	Managers Small Cap Fund	Managers Real Estate Securities Fund	Managers California Intermediate Tax-Free Fund
Investment Income:
Interest income	$677,452	—	—	$1,774,265
Dividend income	1,742,980	$589,805	$649,409	50,168
Foreign withholding tax	(32,491)	(1,395)	(2,670)	—
Securities lending fees	37,922	58,927	—	—

Total investment income	2,425,863	647,337	646,739	1,824,433

Expenses:
Investment management fees	1,025,734	916,308	246,742	159,763
Administrative fees	427,389	229,077	72,571	105,881
Custodian	215,015	30,850	19,253	26,440
Transfer agent	78,848	35,151	12,869	10,254
Professional fees	73,607	40,914	36,086	35,910
Registration fees	19,953	17,053	17,785	3,315
Reports to shareholders	18,267	8,028	1,170	—
Trustees fees and expenses	9,201	5,116	1,636	2,684
Miscellaneous	18,348	4,610	1,753	2,938

Total expenses before offsets	1,886,362	1,287,107	409,865	347,185

Fee waivers	(321,042)	—	—	—
Expense (reimbursement)/recoupment	—	—	746	(109,438)
Expense reductions	(26,072)	(15,427)	(2,889)	(1,295)

Net expenses	1,539,248	1,271,680	407,722	236,452

Net investment income (loss)	886,615	(624,343)	239,017	1,587,981

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments and futures	21,875,141	13,262,018	5,467,457	546,277
Net realized loss on foreign currency contracts and transactions	(279,547)	—	—	—
Net unrealized appreciation (depreciation) of investments and futures	3,931,541	185,638	(5,762,676)	(1,167,644)
Net unrealized appreciation of foreign currency contracts and translations	48,370	—	—	—

Net realized and unrealized gain (loss)	25,575,505	13,447,656	(295,219)	(621,367)

Net increase (decrease) in net assets resulting from operations	$26,462,120	$12,823,313	($56,202)	$966,614

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the fiscal year ended October 31,

	Managers Fremont Global Fund		Managers Small Cap Fund
	2007	2006	2007	2006
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$886,615	$3,102,452	($624,343)	($688,729)
Net realized gain on investments and foreign currency transactions	21,595,594	12,845,641	13,262,018	4,325,624
Net unrealized appreciation (depreciation) of investments and foreign currency translations	3,979,911	7,592,955	185,638	9,894,002

Net increase (decrease) in net assets resulting from operations	26,462,120	23,541,048	12,823,313	13,530,897

Distributions to Shareholders:
From net investment income	(1,566,989)	(9,462,057)	—	—
From net realized gain on investments	—	—	—	—

Total distributions to shareholders	(1,566,989)	(9,462,057)	—	—

From Capital Share Transactions:
Proceeds from sale of shares	9,201,522	8,714,063	14,102,109	24,549,330
Reinvestment of dividends and distributions	1,546,508	9,372,373	—	—
Cost of shares repurchased	(42,925,589)	(32,975,080)	(29,084,600)	(15,206,935)

Net increase (decrease) from capital share transactions	(32,177,559)	(14,888,644)	(14,982,491)	9,342,395

Total increase (decrease) in net assets	(7,282,428)	(809,653)	(2,159,178)	22,873,292

Net Assets:
Beginning of year	182,387,249	183,196,902	89,174,530	66,301,238

End of year	$175,104,821	$182,387,249	$87,015,352	$89,174,530

End of year undistributed net investment income (loss)	$1,264,047	($215,461)	—	—

Share Transactions:
Sale of shares	604,188	630,051	857,366	1,670,203
Reinvestment of dividends and distributions	101,795	698,358	—	—
Shares repurchased	(2,899,643)	(2,411,674)	(1,752,454)	(1,045,430)

Net increase (decrease) in shares	(2,193,660)	(1,083,265)	(895,088)	624,773

The accompanying notes are an integral part of these financial statements.

Managers Real Estate Securities Fund		Managers California Intermediate Tax-Free Fund
2007	2006	2007	2006
$239,017	$247,465	$1,587,981	$1,906,967
5,467,457	4,509,798	546,277	124,779
(5,762,676)	3,066,846	(1,167,644)	1,038,003
(56,202)	7,824,109	966,614	3,069,749
(218,890)	(183,846)	(1,587,981)	(1,906,973)
(4,343,649)	(3,922,812)	(129,154)	(706,464)
(4,562,539)	(4,106,658)	(1,717,135)	(2,613,437)
10,672,920	3,149,594	9,294,908	7,383,255
4,393,797	4,049,920	1,353,390	2,077,415
(11,511,748)	(8,195,257)	(28,060,226)	(3,620,308)
3,554,969	(995,743)	(17,411,928)	5,840,362
(1,063,772)	2,721,708	(18,162,449)	6,296,674
27,624,438	24,902,730	54,144,108	47,847,434
$26,560,666	$27,624,438	35,981,659	$54,144,108
$104,603	$163,139	$208	$208
792,155	237,272	875,926	695,945
349,756	352,981	127,495	196,086
(902,548)	(652,624)	(2,632,539)	(342,587)
239,363	(62,371)	(1,629,118)	549,444

The accompanying notes are an integral part of these financial statements.

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,
Managers Fremont Global Fund	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$14.24	$13.19	$12.19	$11.17	$9.50

Income from Investment Operations:
Net investment income	0.08 [3]	0.27	0.46	0.18	0.27
Net realized and unrealized gain on investments	2.31 [3]	1.48	0.69	0.86	1.52

Total from investment operations	2.39	1.75	1.15	1.04	1.79

Less Distributions to Shareholders from:
Net investment income	(0.14)	(0.70)	(0.15)	(0.02)	(0.10)
Return of capital distribution	—	—	—	—	(0.02)

Total distributions to shareholders	(0.14)	(0.70)	(0.15)	(0.02)	(0.12)

Net Asset Value, End of Year	$16.49	$14.24	$13.19	$12.19	$11.17

Total Return[1]	16.94%	13.67%	9.79%	9.27%	18.94%

Ratio of net expenses to average net assets	0.90%	1.11%	1.09%	1.02%	0.95%
Ratio of total expenses to average net assets[2]	1.10%	1.13%	1.10%	1.02%	0.95%
Ratio of net investment income to average net assets[1]	0.52%	1.68%	1.56%	1.38%	1.74%
Portfolio turnover	123%	60%	108%	56%	73%
Net assets at end of year (000’s omitted)	$175,105	$182,387	$183,197	$238,436	$236,625

	For the fiscal year ended October 31,
Managers Small Cap Fund	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$15.47	$12.90	$11.10	$10.76	$7.66

Income from Investment Operations:
Net investment income (loss)	(0.11)[3]	(0.12)[3]	(0.14)[3]	(0.15)	(0.14)
Net realized and unrealized gain on investments	2.51 [3]	2.69 [3]	1.94	0.49	3.24

Total from investment operations	2.40	2.57	1.80	0.34	3.10

Net Asset Value, End of Year	$17.87	$15.47	$12.90	$11.10	$10.76

Total Return[1]	15.51%	19.92%	16.13%	3.16%	40.47%

Ratio of net expenses to average net assets	1.39%	1.38%	1.47%	1.60%	1.60%
Ratio of total expenses to average net assets[2]	1.41%	1.42%	1.53%	1.63%	1.72%
Ratio of net investment loss to average net assets[1]	(0.68)%	(0.84)%	(1.10)%	(1.43)%	(1.42)%
Portfolio turnover	49%	49%	67%	54%	207%
Net assets at end of year (000’s omitted)	$87,015	$89,175	$66,301	$54,101	$38,738

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,
Managers Real Estate Securities Fund	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$14.74	$12.86	$12.75	$10.09	$8.12

Income from Investment Operations:
Net investment income	0.06	0.18	0.35	0.30	0.46
Net realized and unrealized gain (loss) on investments	0.22	3.87	1.86	2.66	2.10

Total from investment operations	0.28	4.05	2.21	2.96	2.56

Less Distributions to Shareholders from:
Net investment income	(0.10)	(0.10)	(0.35)	(0.30)	(0.59)
Net realized gain on investments	(2.35)	(2.07)	(1.75)	—	—

Total distributions to shareholders	(2.45)	(2.17)	(2.10)	(0.30)	(0.59)

Net Asset Value, End of Year	$12.57	$14.74	$12.86	$12.75	$10.09

Total Return[1]	2.10%	36.43%	18.84%	29.56%	32.75%

Ratio of net expenses to average net assets	1.40%	1.46%	1.42%	1.50%	1.50%
Ratio of total expenses to average net assets[2]	1.41%	1.46%	1.54%	1.67%	1.74%
Ratio of net investment income to average net assets[1]	0.82%	0.97%	1.93%	2.68%	4.89%
Portfolio turnover	126%	69%	70%	136%	60%
Net assets at end of year (000’s omitted)	$26,561	$27,624	$24,903	$28,586	$29,567

	For the fiscal year ended October 31,
Managers California Intermediate Tax-Free Fund	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$10.75	$10.66	$11.17	$11.08	$11.08

Income from Investment Operations:
Net investment income	0.40	0.39	0.39	0.40	0.41
Net realized and unrealized gain (loss) on investments	(0.16)	0.25	(0.31)	0.28	0.07

Total from investment operations	0.24	0.64	0.08	0.68	0.48

Less Distributions to Shareholders from:
Net investment income	(0.40)	(0.40)	(0.40)	(0.40)	(0.41)
Net realized gain on investments	(0.03)	(0.15)	(0.19)	(0.19)	(0.07)

Total distributions to shareholders	(0.43)	(0.55)	(0.59)	(0.59)	(0.48)

Net Asset Value, End of Year	$10.56	$10.75	$10.66	$11.17	$11.08

Total Return[1]	2.23%	6.21%	0.92%	6.39%	4.46%

Ratio of net expenses to average net assets	0.56%	0.55%	0.55%	0.55%	0.55%
Ratio of total expenses to average net assets[2]	0.82%	0.82%	0.81%	0.74%	0.69%
Ratio of net investment income to average net assets[1]	3.75%	3.76%	3.74%	3.63%	3.72%
Portfolio turnover	35%	22%	28%	66%	116%
Net assets at end of year (000’s omitted)	$35,982	$54,144	$47,847	$50,784	$59,012

The following notes should be read in conjunction with the Financial Highlights of the Funds presented on this and the proceeding page.

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1c of Notes to Financial Statements.)

[2]

Excludes the impact of expense (reimbursement)/recoupment and expense offsets such as brokerage recapture credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1c of Notes to Financial Statements.)

[3]	Per share numbers have been calculated using average shares.

Notes to Financial Statements

October 31, 2007

1.	Summary of Significant Accounting Policies

Managers Trust I (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of investment series. Included in this report are the Managers Fremont Global Fund (“Managers Fremont Global”), Managers Small Cap Fund (“Small Cap”), Managers Real Estate Securities Fund (“Real Estate Securities”), and Managers California Intermediate Tax-Free Fund (“California Intermediate Tax-Free”), collectively the “Funds.”

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the NASDAQ Official Closing Price, if one is available. Lacking any sales, over-the counter securities are valued at the last quoted bid price. Under certain circumstances, the value of each Fund’s investment may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. A Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) the Investment Manager determines that a market quotation is inaccurate. The Investment Manager monitors intervening events that may affect the value of securities held in a Fund’s portfolio and, in accordance with procedures adopted by the Fund’s Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect the impact of events occurring subsequent to the close of such markets but prior to the time each Fund’s NAV is calculated. Fixed income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share. Investments in certain mortgage-backed, stripped mortgage-backed, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

b.	Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The following Funds had certain portfolio trades directed to various brokers who paid a portion of such Fund’s expenses. For the fiscal year ended October 31, 2007, under these arrangements the amount by which the Funds’ expenses were reduced and the impact on the expense ratios were as follows: Managers Fremont Global - $24,143 or 0.01%, Small Cap - $14,395 or 0.02%, and Real Estate Securities - $ 2,587 or 0.01%.

The Funds have a “balance credit” arrangement with The Bank of New York (“BNY”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the fiscal year ended October 31, 2007, the custodian expense was reduced as follows: Managers Fremont Global - $502, Small Cap - $262, Real Estate Securities - $56 and California Intermediate Tax-Free - $960. Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal funds rate on the day of the overdraft. For the fiscal year ended October 31, 2007, overdraft fees for Real Estate Securities and California Intermediate Tax-Free equaled $107 and $3,512, respectively.

The Trust also has a balance credit arrangement with its Transfer Agent, PFPC, Inc., whereby earnings credits are used to offset banking charges. For the fiscal year ended October, 31, 2007, the transfer agent expense was reduced as follows: Managers Fremont Global - $1,427, Small Cap - $770, Real Estate Securities - $246 and California Intermediate Tax-Free - $335.

The Investment Manager, an independently-managed subsidiary of Affiliated Managers Group, Inc. (“AMG”) and the investment manager for the Funds, has contractually agreed, through at least March 1, 2008, to waive fees and pay or reimburse expenses of Real Estate Securities and California Intermediate Tax-Free to the extent that the total annual operating expenses (exclusive of taxes, interest,

Notes to Financial Statements (continued)

brokerage costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund exceed 1.50% and 0.55%, respectively, of each Fund’s average daily net assets.

Effective January 15, 2005, each of Real Estate Securities and California Intermediate Tax-Free is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such year to exceed the previously stated percentages of that Fund’s average daily net assets. For the fiscal year ended October 31, 2007, Real Estate Securities made such repayments to the Investment Manager in the amount of $746. For the fiscal year ended October 31, 2007, the cumulative amount of expense reimbursement by the Manager subject to repayment by Real Estate Securities and California Intermediate Tax-Free equaled $0 and $328,852, respectively.

d.	Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid as follows:

Annually - Small Cap

Quarterly - Fremont Global and Real Estate Securities

Declared daily, paid monthly - California Intermediate Tax-Free

Distributions of capital gains, if any, will be made on an annual basis and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, REITs, equalization accounting for tax purposes, foreign currency, futures and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the fiscal years ended 2007 and 2006 were as follows:

	Managers Fremont Global		Small Cap
	2007	2006	2007	2006
Distributions paid from:
Ordinary income	1,566,989	$9,462,057	—	—
Short-term capital gains	—	—	—	—
Long-term capital gains	—	—	—	—

	1,566,989	$9,462,057	—	—

	Real Estate Securities		California Intermediate Tax-Free
	2007	2006	2007	2006
Distributions paid from:
Ordinary income	218,890	$183,846	1,587,981	$1,906,973
Short-term capital gains	611,939	1,239,381	12,813	—
Long-term capital gains	3,731,710	2,683,431	116,341	706,464

	4,562,539	$4,106,658	1,717,135	$2,613,437

As of October 31, 2007, the components of distributable earnings (excluding unrealized appreciation/ depreciation) on a tax basis consisted of:

	Managers Fremont Global	Small Cap	Real Estate Securities	California Intermediate Tax-Free
Capital loss carryforward	$43,288,254	$12,013,783	—	—
Undistributed ordinary income	1,366,232	—	$28,757	$10,982
Undistributed short-term capital gains	—	—	826,670	13,343
Undistributed long-term capital gains	—	—	4,750,592	528,463

e.	Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to

Notes to Financial Statements (continued)

its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

f.	Capital Loss Carryovers

As of October 31, 2007, the following Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

Fund	Capital Loss Carryover Amount	Expires October 31,
Managers Fremont Global	$43,288,254	2011
Small Cap	12,013,783	2010

For the fiscal year ended October 31, 2007, Managers Fremont Global and Small Cap utilized capital loss carryovers in the amounts of $19,283,254 and $13,208,567, respectively.

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At October 31, 2007, certain unaffiliated shareholders, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the following Funds: Small Cap - 4 collectively own 66%; Real Estate Securities - 3 collectively own 55%; California Intermediate Tax-Free - 2 collectively own 51%. Transactions by these shareholders may have a material impact on the Funds.

h.	Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

In addition, the Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2.	Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which the Investment Manager provides or oversees investment management services to the Funds. The Investment Manager selects subadvisors for each Fund (subject to Trustee approval), allocates assets among subadvisors and monitors the subadvisors’ investment programs and results. Each Fund’s investment portfolio is managed by portfolio managers who serve pursuant to subadvisory agreements with the Investment Manager.

Investment management fees are paid directly by each Fund to the Investment Manager based on average daily net assets. The annual investment management fee rates, as a percentage of average daily net assets for the fiscal year ended October 31, 2007, were as follows:

Fund		Investment Management Fee
Managers Fremont Global		0.60%
Small Cap		1.00%
Real Estate Securities		0.85%
California Intermediate Tax-Free
	on first $25 million	0.40%
	on next $25 million	0.35%
	on next $50 million	0.30%
	on next $50 million	0.25%
on balance over $150 million		0.20%

Effective January 10, 2007, the Investment Manager contractually agreed to waive its entire management fee for Managers Fremont Global with respect to those assets of the Fund invested in Managers Global Bond Fund until March 1, 2008. The amount waived for the fiscal year ended October 31, 2007 was $240,782, or 0.14% of Managers Fremont Global Fund’s average net assets. The net management fee for the fiscal year ended October 31, 2007 was 0.46%.

The Trust has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as each Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds’ shareholders. For its services, the Administrator is paid a fee at a rate of 0.25% of average net assets per annum.

Effective January 10, 2007, the Investment Manager agreed to waive a portion of its administrative fee for Managers Fremont Global with respect to those assets of the Fund invested in the Managers Global Bond Fund such that its administrative fee will be 0.05% of the average daily net assets invested in the Managers Global Bond Fund. The amount waived for the fiscal year ended October 31, 2007 was $80,260 or 0.047% of the Managers Fremont Global Fund’s average net assets.

Prior to July 1, 2007, the aggregate annual retainer paid to each Independent Trustee was $55,000, plus $4,000 or $2,000 for each regular or special meeting attended, respectively. Effective July 1, 2007, the aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special

Notes to Financial Statements (continued)

meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. (Prior to July 1, 2007, the Independent Chairman received an additional payment of $10,000 per year). The Chairman of the Audit Committee receives an additional payment of $5,000 per year. (Prior to July 1, 2007, the Chairman of the Audit Committee received an additional payment of $2,000 per year). The “Trustee fees and expenses” shown in the financial statements represents the Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

The Funds are distributed by Managers Distributors, Inc. (the “Distributor”) a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the principal underwriter for each Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. The Distributor bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

3.	Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the fiscal year ended October 31, 2007, for Managers Fremont Global were $206,094,276 and $246,492,460; Small Cap were $46,144,656 and $58,787,469; Real Estate Securities were $35,733,341 and $35,821,711; and California Intermediate Tax-Free were $15,273,047 and $32,695,659, respectively. Purchase and sales of U.S.

Government securities for the fiscal year ended October 31, 2007 for Managers Fremont Global were $200 and $6,662,279, respectively.

4.	Portfolio Securities Loaned

The Funds may participate in a securities lending program offered by BNY, providing for the lending of equities, corporate bonds and government securities to qualified brokers. Collateral on all securities loaned is accepted in cash and/or government securities. Collateral is maintained at a minimum level of 102% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds or other short-term investments by BNY. Security lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after rebate) are then divided between BNY, as a fee for its services under the program, and the Fund loaning the security, according to agreed-upon rates.

5.	Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

6.	Forward Commitments

Certain transactions, such as futures and forward transactions, dollar roll agreements, or purchases of when-issued or delayed delivery securities may have a similar effect on a Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. However, if a Fund enters into such a transaction, the Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. government securities or other liquid securities equal in value to its obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

7.	Futures Contracts Held or Issued for Purposes other than Trading

Managers Fremont Global uses Equity Index futures contracts to a limited extent, with the objective of maintaining exposure to equity stock markets while maintaining liquidity. The Fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. There are certain risks associated with futures contracts. Prices may not move as expected or the Fund may not be able to close out the contract when it desires to do so, resulting in losses.

Futures are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts. The Fund had no open futures contracts at October 31, 2007.

8.	Forward Foreign Currency Contracts

During the fiscal year ended October 31, 2007, Managers Fremont Global invested in forward foreign currency exchange contracts to manage currency exposure. These investments may involve greater market risk than the amounts disclosed in the Fund’s financial statements.

A forward foreign currency exchange contract is an agreement between a Fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of contracts having the same settlement date, amount and counterparty is realized on the date of offset, otherwise gain or loss is realized on settlement date.

Managers Fremont Global may invest in non-U.S. dollar denominated instruments subject to limitations, and enter into forward foreign currency exchange contracts to facilitate transactions in foreign securities and to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Notes to Financial Statements (continued)

Managers Fremont Global had the following open forward currency contracts as of October 31, 2007:

Foreign Currency		Settlement Date	Current Value (Receivable)	Contract Value (Payable)	Unrealized Gain/Loss

Managers Fremont Global
Australian Dollar	Short	11/05/07	($9,811)	($9,730)	($81)
Hong Kong Dollar	Long	11/06/07	4,927	4,927	—
Japanese Yen	Short	11/01/07-11/05/07	(54,640)	(54,833)	193
Japanese Yen	Long	11/02/07 -11/05/07	179,474	180,077	(603)
South African Rand	Short	11/06/07	(7,670)	(7,629)	(41)

		Total:	$ 112,280	$ 112,812	($532)

9.	New Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109 (“FIN 48”)”. FIN 48 applies to all registered investment companies and establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management has analyzed the funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2004-2007) and has concluded that as of October 31, 2007, no provision for income tax would be required in the funds’ financial statements. Additionally, Fund Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds.”

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, the adoption of SFAS 157 will have on the Funds’ financial statements.

10.	Subsequent Events

The Board of Trustees at the meeting to be held on December 5, 2007, approved a change to Managers Fremont Global’s dividend declaration procedures, such that it will declare and pay dividends resulting from net investment income annually in December.

Tax Information (unaudited)

Each Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2007 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, Managers Fremont Global, Small Cap, Real Estate Securities and California Intermediate Tax-Free designate $0, $0, $4,861,197, and $530,403, respectively, as long-term capital gains for the taxable year ended October 31, 2007.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers Trust I and the Shareholders of Managers Fremont Global Fund, Managers Small Cap Fund, Managers Real Estate Securities Fund and Managers California Intermediate Tax-Free Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers Fremont Global Fund, Managers Small Cap Fund, Managers Real Estate Securities Fund and Managers California Intermediate Tax-Free Fund, (four of the series constituting Managers Trust I, hereafter referred to as the “Funds”), at October 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Philadelphia, Pennsylvania

December 21, 2007

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37	Professor of Finance, Boston University School of
• Trustee since 2000 • Oversees 31 Funds in Fund Complex	Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 2000 • Oversees 31 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Trustee of Bowdoin College (2002-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Edward J. Kaier, 9/23/45 • Trustee since 2000 • Oversees 31 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Kilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Steven J. Paggioli, 4/3/50 • Trustee since 2000 • Oversees 31 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP.

Eric Rakowski, 6/5/58 • Trustee since 2000 • Oversees 31 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2000 • Oversees 31 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, White Bear Partners, LLC (2007-Present); Partner, Schneeweis Capital Management, LLC (2007-Present); Partner, Schneeweis Associates, LLC (2007-Present); Partner, Northampton Capital Management, LLC (2004-Present); Partner, TRS Associates (2007-Present).

Interested Trustee

The following Trustee is an “interested person” of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

William J. Nutt, 3/30/45 • Trustee since 2005 • President since 2007 • Oversees 31 Funds in Fund Complex	Chairman and Founder of Affiliated Managers Group, Inc., (1993-Present); Chief Executive Officer of Affiliated Managers Group, Inc. (1993-2004); Director, Affiliated Managers Group, Inc. (1993-Present); President of Affiliated Managers Group, Inc. (1993-1999); President and Chief Operating Officer, The Boston Company (1989-1993); Senior Executive Vice President, The Boston Company (1982-1989).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christine C. Carsman, 4/2/52 • Secretary since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers AMG Funds and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 2000	Senior Vice President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust II (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004); Chief Financial Officer, The Managers Funds, Managers Trust II and Managers AMG Funds (2007-Present).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Operating Officer, The Managers Funds, Managers AMG Funds and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006); Senior Vice President, Prudential Investments (1999-2004).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Annual Renewal of Investment Advisory Agreements

On June 8, 2007, the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the Investment Management Agreement with the Investment Manager for each of the Funds identified below and the Subadvisory Agreement for each of the Subadvisors. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements, the Trustees reviewed a variety of materials relating to each Fund, the Investment Manager and each Subadvisor, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (each, a “Peer Group”), performance information for relevant benchmark indices (each, a “Fund Benchmark”) and other information regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisors under their respective agreements. The Trustees also took into account performance, fee and expense information regarding each Fund provided to them on a quarterly basis throughout the year. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreement and the Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services.

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager relating to the performance of its duties with respect to the Funds and the Trustees’ familiarity with the Investment Manager’s management through Board meetings, discussions and reports. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the quality of the search, selection and monitoring services performed by the Investment Manager in overseeing the portfolio management responsibilities of the Subadvisors; (b) the Investment Manager’s ability to supervise the Funds’ other service providers; and (c) the Investment Manager’s compliance programs. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and to maintain contractual expense limitations for certain of the Funds.

For each Fund, the Trustees also reviewed information relating to each Subadvisor’s operations and personnel and the investment philosophy, strategies and techniques (for each Subadvisor, its

“Investment Strategy”) used in managing the Fund or the portion of the Fund for which the Subadvisor has portfolio management responsibility. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding each Subadvisor’s organizational and management structure and each Subadvisor’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individual or individuals at each Subadvisor with portfolio management responsibility for the portion of the Fund managed by the Subadvisor, including the information set forth in the Fund’s prospectus and statement of additional information. With respect to those Funds managed with multiple Subadvisors, the Trustees also noted information provided by the Investment Manager regarding the manner in which each Subadvisor’s Investment Strategy complements those utilized by the Fund’s other Subadvisors. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by each Subadvisor in the past; (b) the qualifications and experience of the Subadvisor’s personnel; and (c) the Subadvisor’s compliance programs. The Trustees also took into account the financial condition of each Subadvisor with respect to its ability to provide the services required under its Subadvisory Agreement.

Performance.

As noted above, the Board considered each Fund’s performance during relevant time periods as compared to each Fund’s Peer Group and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and Investment Strategies, including with respect to the portion of the Fund managed by each Subadvisor. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Subadvisor. The Board also noted each Subadvisor’s performance record with respect to the Funds. The Board was mindful of the Investment Manager’s focus on each Subadvisor’s performance with respect to the Funds and the explanations of management regarding the factors that contributed to the performance of the Funds.

Advisory Fees and Profitability.

In considering the reasonableness of the advisory fee charged by the Investment Manager for managing each Fund, the Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by the Fund’s Subadvisors and, therefore, that the fees paid to the Investment Manager cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of-managers” complex of mutual funds. The Trustees concluded that, in light of the additional high quality supervisory services provided by the Investment Manager and the fact that the subadvisory fees are paid out of the advisory fee, the advisory fee payable by each Fund to the Investment Manager can reasonably be expected to exceed the median advisory fee for the Peer Group, which consists mostly of funds that do not operate with a manager-of-managers structure.

Annual Renewal of Investment Advisory Agreements (continued)

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees also reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect, received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the Managers Family of Funds, the cost of providing such services and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also noted the current and potential asset levels of each Fund and the willingness of the Investment Manager to waive fees and pay expenses for certain of the Funds from time to time as a means of limiting the total expenses of the smaller Funds. In this regard, the Trustees noted that, unlike a mutual fund that is managed by a single investment adviser, the Funds operate in a manager-of-managers structure and, as a Fund grows in size, it is common practice for the Investment Manager to recommend the selection of an additional Subadvisor to manage a portion of the Fund’s portfolio. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. The Trustees further noted that, because of this practice, the Investment Manager’s oversight and supervisory responsibilities with respect to the Funds can be expected to increase with the size of the Funds. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fees for any Fund at this time. With respect to economies of scale, the Trustees also noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

Subadvisory Fees and Profitability.

In considering the reasonableness of the fee payable by the Investment Manager to each Subadvisor (other than First Quadrant L.P. (“FQ”), which is an affiliate of the Investment Manager), the Trustees relied on the ability of the Investment Manager to negotiate the terms of the Subadvisory Agreement at arm’s length as part of the manager-of-managers structure, noting that the Subadvisor is not affiliated with the Investment Manager (other than FQ). In addition, the Trustees noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. Accordingly, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with a Fund were not material factors in the Trustees’ deliberations. For similar reasons, and based on the current size of the portion of a Fund managed by the Subadvisor, the Trustees concluded that any economies of scale being realized by the Subadvisor was not a material factor in the Trustees’ deliberations at this time.

In considering the reasonableness of the fee payable by the Investment Manager to FQ, a Subadvisor to the Fremont Global Fund, the Trustees noted that FQ is an affiliate of the Investment Manager and reviewed information provided by FQ regarding the cost to FQ of providing subadvisory services to the Fund and the resulting profitability from such relationship. The Trustees also noted that the subadvisory fee is paid by the Investment Manager out of the advisory fee. Based on the current size of the portion of the Fund managed by each Subadvisor, the Trustees concluded that the effect of any economies of scale being realized by FQ was not a material factor in the Trustees’ deliberations at this time.

In addition to the foregoing, the Trustees considered the specific factors and related conclusions set forth below with respect to each Fund.

CALIFORNIA INTERMEDIATE TAX-FREE FUND

Fund Performance.

Among the other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2007 was above the median performance of the Peer Group and above the performance of the Fund Benchmark, which is the Lehman Brothers 5-Year Municipal Bond Index, for all such periods. The Trustees concluded that the Fund’s performance has been satisfactory.

Advisory Fees.

The Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of October 31, 2006 were higher and lower, respectively, than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed through March 1, 2008 to limit the Fund’s net annual operating expenses to 0.55%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the Fund’s performance, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

FREMONT GLOBAL FUND

Fund Performance.

Among the other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2007 was below the median performance of the Peer Group and below the performance of the Fund Benchmark, which is a Composite Index (65% MSCI World Index and 35% J.P. Morgan Global Government Bond Index (Hedged)), for all such periods. The Trustees noted management’s discussion of the Fund’s performance, and that the performance of new Subadvisors engaged in 2004 and 2005 has generally been strong. The Trustees concluded that appropriate action has been taken to address the Fund’s performance, and that overall it is satisfactory in light of all factors considered.

Advisory Fees.

The Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of October 31, 2006 were higher and lower, respectively, than the average for the Peer Group. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisors, the Fund’s performance and the considerations noted above with respect to the Subadvisors and the Investment Manager, the Fund’s advisory fees are reasonable.

Annual Renewal of Investment Advisory Agreements (continued)

REAL ESTATE SECURITIES FUND

Fund Performance.

Among the other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year and 5-year periods ended March 31, 2007 was above, above and below, respectively, the median performance of the Peer Group and below the performance of the Fund Benchmark, which is the Dow Jones Wilshire REIT Index, for all such periods. The Trustees further noted management’s discussion of the Fund’s performance, and that the Fund’s relative performance has improved since the engagement of a new Subadvisor in 2004. The Trustees concluded that the Fund’s performance has been satisfactory in light of all factors considered.

Advisory Fees.

The Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of October 31, 2006 were higher than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed through March 1, 2008 to limit the Fund’s net annual operating expenses to 1.50%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the Fund’s performance, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

SMALL CAP FUND

Fund Performance.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year and 5-year periods ended March 31, 2007 was above, above and below, respectively, the median performance of the Peer Group and above, above and below, respectively, the performance of the Fund Benchmark, which is the Russell 2000® Growth Index. The Trustees concluded that the Fund’s performance has been satisfactory.

Advisory Fees.

The Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of October 31, 2006 were higher and lower, respectively, than the average for the Peer Group. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the Fund’s performance, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

*    *    *    *

After consideration of the foregoing, the Trustees also reached the following conclusions regarding the Investment Management Agreement and each Subadvisory Agreement, in addition to those conclusions discussed above: (a) the Investment Manager and each Subadvisor have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and the applicable Subadvisory Agreements; (b) each Subadvisor’s Investment Strategy is appropriate for pursuing the applicable Fund’s investment objectives; (c) each Subadvisor is reasonably likely to execute its Investment Strategy consistently over time; and (d) the Investment Manager and each Subadvisor maintain appropriate compliance programs.

Based on all of the above-mentioned factors and related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each Investment Management Agreement and each Subadvisory Agreement (as applicable) would be in the interests of each Fund and its shareholders. Accordingly, on June 8, 2007, the Trustees, including a majority of the Independent Trustees, voted to approve the Investment Management Agreement and the Subadvisory Agreements for each of the Fund’s Subadvisors.

THIS PAGE INTENTIONALLY LEFT BLANK

Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Custodian

The Bank of New York

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PFPC, Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

MANAGERS AND MANAGERS AMG EQUITY FUNDS

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

ESSEX GROWTH

ESSEX LARGE CAP GROWTH

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

INSTITUTIONAL MICRO-CAP

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

OFI Institutional Asset Management

Next Century Growth Investors, LLC

INTERNATIONAL EQUITY

Alliance Bernstein L.P.

Lazard Asset Management, LLC

Wellington Management Company, LLP

CHICAGO EQUITY PARTNERS

MID-CAP

Chicago Equity Partners, LLC

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

SMALL CAP

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TimesSquare Capital Management, LLC

SMALL COMPANY

Epoch Investment Partners, Inc. Kalmar Investment Advisers, Inc.

SPECIAL EQUITY

Donald Smith & Co., Inc.

Lord, Abbett & Co. LLC

Skyline Asset Management, L.P.

Smith Asset Management Group, LP

Veredus Asset Management LLC

Westport Asset Management, Inc.

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

VALUE

Armstrong Shaw Associates Inc.

Osprey Partners Investment Mgmt., LLC

MANAGERS AND MANAGERS AMG

BALANCED FUNDS

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

GLOBAL

Armstrong Shaw Associates Inc.

Alliance Bernstein L.P.

First Quadrant, L.P.

Northstar Capital Management, Inc.

Wellington Management Company, LLP

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

First Quadrant, L.P.

MANAGERS

FIXED INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL BOND

Loomis, Sayles & Company L.P.

BOND (MANAGERS FREMONT)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Evergreen Investment Management Co., LLC

HIGH YIELD

J.P. Morgan Investment Management Inc.

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

MONEY MARKET

JPMorgan Investment Advisors Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2007	Fiscal 2006
Managers AMG FQ Tax-Managed U.S. Equity Fund	$23,519	$16,506
Managers AMG FQ U.S. Equity Fund	$23,387	$16,380
Managers AMG FQ Global Alternatives Fund [1]	$29,260	$28,000
Managers Fremont Global Fund	$29,626	$28,350
Managers Small Cap Fund	$17,619	$16,860
Managers Fremont Micro-Cap Fund	$16,333	$15,630
Managers Fremont Institutional Micro-Cap Fund	$16,417	$15,710
Managers Real Estate Securities Fund	$20,799	$19,903
Managers Fremont Bond Fund	$45,122	$43,179
Managers CA Intermediate Tax-Free Fund	$20,519	$19,635

1 – Fund commenced operations on March 30, 2006

Audit-Related Fees

There were no fees billed by PwC to the Fund in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2007	Fiscal 2006
Managers AMG FQ Tax-Managed U.S. Equity Fund	$6,900	$7,370
Managers AMG FQ U.S. Equity Fund	$7,200	$7,810
Managers AMG FQ Global Alternatives Fund [1]	$11,000	$9,500
Managers Fremont Global Fund	$9,200	$9,240
Managers Small Cap Fund	$6,400	$7,810
Managers Fremont Micro-Cap Fund	$6,400	$7,810
Managers Fremont Institutional Micro-Cap Fund	$6,400	$7,810
Managers Real Estate Securities Fund	$9,500	$9,350
Managers Fremont Bond Fund	$11,100	$10,560
Managers CA Intermediate Tax-Free Fund	$8,400	$8,250

1 – Fund commenced operations on March 30, 2006

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2007 and $0 for fiscal 2006, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Funds’ two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees A		Tax fees A		All other fees A
	2006	2005	2006	2005	2006	2005
Control Affiliates	$357,120	$0	$839,245	$98,304	$0	$0

A	Aggregate amounts may reflect rounding.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS TRUST I

By:	/s/ William J. Nutt
William J. Nutt, President

Date:	January 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William J. Nutt
William J. Nutt, President

Date:	January 4, 2008

By:	/s/ Donald S. Rumery
Donald S. Rumery, Chief Financial Officer

Date:	January 4, 2008